UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

 (Exact name of registrant as specified in charter)

1111 Polaris Parkway

Columbus, Ohio 43271-0211

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 through December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Balanced Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26
Board Approval of Investment Advisory Agreement	27
Tax Letter	30

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Balanced Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$38,337,835
Primary Benchmarks	S&P 500 Index, Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Balanced Portfolio, which seeks to provide total return while preserving capital,* returned –24.31%** (Class 1 Shares) for the 12 months ended December 31, 2008. Because the Portfolio invests in both equity and fixed income securities, the Portfolio’s performance is compared to both broad-based equity and fixed income benchmarks. The Portfolio’s equity benchmark, the S&P 500 Index, returned –37.00%, while the Portfolio’s fixed income benchmark, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), returned 5.24%. The Portfolio’s customized benchmark returned –22.06%. The customized benchmark is a blend of equity and fixed income benchmarks that corresponds to the Portfolio’s model allocation, consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio underperformed its customized and fixed income benchmarks while it outperformed its equity benchmark, market conditions contributed to the Portfolio’s overall negative total returns. Although measured against an index comprised of 60% stocks, the Portfolio held approximately 67% stocks during the period. In general, stocks underperformed bonds by a wide margin, resulting in the Portfolio’s underperformance.

The Portfolio’s fixed income holdings trailed the benchmark due primarily to non-agency mortgage-backed securities. An underweight in U.S. Treasuries also hindered results, as U.S. Treasuries performed well compared with many other fixed income securities.

On the equity side, stock selection in the semiconductor and basic materials sectors helped performance. At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to results. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium, despite the slowdown in the U.S. economy. On the negative side, stock selection in the capital markets and utility sectors hindered returns. An overweight in Merck & Co. Inc., a pharmaceutical firm, hurt performance. The company’s shares steadily declined during 2008, as management forecasted lower earnings and flat sales for 2009.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio invested in a combination of equity, fixed income and money market instruments. During the 12-month period, we increased an allocation in U.S. equities from underweight to overweight. We also reduced an allocation in emerging markets equities from neutral to underweight, and an allocation in international developed equities to a modest underweight. Such changes reflected our cautious sentiment on risky assets, given the extreme levels of volatility and uncertainty in equity markets today. Until the outlook becomes clearer, we believe there is little to be gained from taking large directional asset-class positions and, thus, we are utilizing low levels of risk. We retained a small preference for U.S. versus emerging markets equities, remaining broadly neutral in other regions. Within bond markets, we retained a modest long-duration position. The Portfolio’s allocation to equity and fixed income securities during the period averaged approximately 67% and 29%, respectively.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	U.S. Treasury Bond, 7.125%, 02/15/23	5.7%
2.	JPMorgan International Opportunities Fund, Institutional Class Shares	5.5
3.	JPMorgan Small Cap Equity Fund, Select Class Shares	5.1
4.	JPMorgan International Equity Fund, Select Class Shares	4.6
5.	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	4.5
6.	Exxon Mobil Corp.	3.1
7.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	1.5
8.	Procter & Gamble Co.	1.4
9.	Microsoft Corp.	1.4
10.	Verizon Communications, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Investment Companies	16.7%
Collateralized Mortgage Obligations	11.0
Financials	9.9
Health Care	7.6
Information Technology	7.5
Consumer Staples	6.9
Energy	6.8
U.S. Treasury Obligations	6.6
Industrials	6.1
Consumer Discretionary	5.1
Telecommunication Services	3.1
Utilities	2.9
Materials	2.0
Mortgage Pass-Through Securities	1.9
Asset-Backed Securities	1.0
Others (each less than 1.0%)	0.4
Short-Term Investment	4.5

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BALANCED PORTFOLIO	8/01/94	(24.31)%	(0.68)%	0.59%

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Balanced Portfolio, S&P 500 Index, Barclays Capital U.S. Aggregate Index, Portfolio Benchmark and the Lipper Variable Underlying Funds Balanced Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index, Barclays Capital U.S. Aggregate Index and the Portfolio Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Portfolio Benchmark is a composite benchmark of unmanaged indices that is similar to the Portfolio’s allocation and consists of the S&P 500 Index (60%) and Barclays Capital U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Balanced Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.8%
	Common Stocks — 50.7%
	Aerospace & Defense — 2.0%
2,670	Boeing Co.	113,929
2,928	Goodrich Corp.	108,395
3,050	Honeywell International, Inc.	100,132
100	L-3 Communications Holdings, Inc.	7,378
2,410	Northrop Grumman Corp.	108,546
6,171	United Technologies Corp.	330,765
		769,145
	Air Freight & Logistics — 0.1%
150	C.H. Robinson Worldwide, Inc.	8,255
250	United Parcel Service, Inc., Class B	13,790
		22,045
	Auto Components — 0.3%
5,786	Johnson Controls, Inc.	105,074
	Beverages — 1.8%
8,793	Coca-Cola Co. (The)	398,059
2,450	Coca-Cola Enterprises, Inc.	29,474
700	Pepsi Bottling Group, Inc.	15,757
4,570	PepsiCo, Inc.	250,299
		693,589
	Biotechnology — 1.6%
1,110	Alexion Pharmaceuticals, Inc. (a)	40,171
850	Amgen, Inc. (a)	49,088
4,174	Celgene Corp. (a)	230,739
5,902	Gilead Sciences, Inc. (a)	301,827
		621,825
	Capital Markets — 1.8%
2,250	Bank of New York Mellon Corp. (The)	63,743
2,470	Goldman Sachs Group, Inc. (The)	208,443
3,080	Merrill Lynch & Co., Inc.	35,851
10,611	Morgan Stanley	170,200
3,548	State Street Corp.	139,543
4,246	TD AMERITRADE Holding Corp. (a)	60,506
		678,286
	Chemicals — 1.5%
3,390	Air Products & Chemicals, Inc.	170,414
6,050	Dow Chemical Co. (The)	91,295
4,230	E.I. du Pont de Nemours & Co.	107,019
750	Monsanto Co.	52,763
1,200	PPG Industries, Inc.	50,916
1,390	Praxair, Inc.	82,510
540	Rohm & Haas Co.	33,367
		588,284
	Commercial Banks — 1.5%
400	BB&T Corp.	10,984
1,050	Comerica, Inc.	20,843
850	Fifth Third Bancorp	7,021
5,110	KeyCorp	43,537
150	M&T Bank Corp.	8,612
1,050	National City Corp.	1,901
7,231	U.S. Bancorp	180,847
10,129	Wells Fargo & Co.	298,602
700	Zions Bancorp (c)	17,157
		589,504
	Commercial Services & Supplies — 0.0% (g)
300	Waste Management, Inc.	9,942
	Communications Equipment — 1.6%
14,233	Cisco Systems, Inc. (a)	231,998
7,899	Corning, Inc.	75,277
4,330	Juniper Networks, Inc. (a)	75,818
6,639	QUALCOMM, Inc.	237,876
		620,969
	Computers & Peripherals — 2.2%
1,968	Apple, Inc. (a)	167,969
250	Dell, Inc. (a)	2,560
8,564	Hewlett-Packard Co.	310,787
2,904	International Business Machines Corp.	244,401
4,090	NetApp, Inc. (a)	57,137
2,580	SanDisk Corp. (a)	24,768
		807,622
	Construction & Engineering — 0.0% (g)
100	Fluor Corp.	4,487
50	Jacobs Engineering Group, Inc. (a)	2,405
		6,892
	Consumer Finance — 0.3%
1,050	American Express Co.	19,478
2,711	Capital One Financial Corp.	86,453
		105,931
	Diversified Consumer Services — 0.3%
50	Apollo Group, Inc., Class A (a)	3,831
1,020	ITT Educational Services, Inc. (a)	96,880
		100,711
	Diversified Financial Services — 1.1%
13,173	Bank of America Corp.	185,476
2,550	CIT Group, Inc. (c)	11,577
23,285	Citigroup, Inc.	156,242

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
50	IntercontinentalExchange, Inc. (a)	4,122
2,460	NYSE Euronext	67,355
		424,772
	Diversified Telecommunication Services — 2.1%
9,669	AT&T, Inc.	275,567
200	CenturyTel, Inc.	5,466
50	Embarq Corp.	1,798
15,328	Verizon Communications, Inc.	519,619
		802,450
	Electric Utilities — 1.8%
250	Allegheny Energy, Inc.	8,465
5,498	American Electric Power Co., Inc.	182,973
2,166	Edison International	69,572
3,370	Exelon Corp.	187,405
2,622	FirstEnergy Corp.	127,377
700	FPL Group, Inc.	35,231
3,250	NV Energy, Inc.	32,143
300	Pinnacle West Capital Corp.	9,639
1,300	PPL Corp.	39,897
		692,702
	Electrical Equipment — 0.2%
250	Cooper Industries Ltd., Class A	7,308
100	First Solar, Inc. (a)	13,796
1,570	Rockwell Automation, Inc.	50,616
		71,720
	Electronic Equipment, Instruments & Components — 0.1%
3,128	Tyco Electronics Ltd., (Bermuda)	50,705
	Energy Equipment & Services — 1.0%
2,960	Baker Hughes, Inc.	94,927
4,950	Halliburton Co.	89,991
3,458	Schlumberger Ltd.	146,377
2,350	Smith International, Inc.	53,792
		385,087
	Food & Staples Retailing — 2.0%
6,797	CVS/Caremark Corp.	195,346
7,906	Safeway, Inc.	187,926
1,520	SUPERVALU, Inc.	22,192
3,961	SYSCO Corp.	90,865
4,876	Wal-Mart Stores, Inc.	273,348
		769,677
	Food Products — 0.7%
2,070	General Mills, Inc.	125,753
5,639	Kraft Foods, Inc., Class A	151,407
		277,160
	Health Care Equipment & Supplies — 1.0%
1,320	Baxter International, Inc.	70,739
2,050	Boston Scientific Corp. (a)	15,867
899	C.R. Bard, Inc.	75,750
2,820	Covidien Ltd.	102,197
1,824	Medtronic, Inc.	57,310
1,760	Zimmer Holdings, Inc. (a)	71,139
		393,002
	Health Care Providers & Services — 1.0%
3,836	Aetna, Inc.	109,325
150	AmerisourceBergen Corp.	5,349
1,690	Cardinal Health, Inc.	58,254
950	Cigna Corp.	16,008
1,704	McKesson Corp.	65,996
960	Medco Health Solutions, Inc. (a)	40,234
2,529	WellPoint, Inc. (a)	106,547
		401,713
	Hotels, Restaurants & Leisure — 0.8%
1,100	Carnival Corp.	26,752
2,120	Darden Restaurants, Inc.	59,742
4,217	International Game Technology	50,140
1,900	McDonald’s Corp.	118,161
3,220	Royal Caribbean Cruises Ltd. (c)	44,275
650	Starwood Hotels & Resorts Worldwide, Inc.	11,635
200	Wyndham Worldwide Corp.	1,310
		312,015
	Household Durables — 0.1%
2,670	D.R. Horton, Inc.	18,877
1,200	KB Home	16,344
610	Toll Brothers, Inc. (a)	13,072
		48,293
	Household Products — 1.6%
600	Colgate-Palmolive Co.	41,124
700	Kimberly-Clark Corp.	36,918
8,681	Procter & Gamble Co.	536,659
		614,701

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Industrial Conglomerates — 0.9%
350	3M Co.	20,139
17,937	General Electric Co.	290,579
2,310	Textron, Inc.	32,040
		342,758
	Insurance — 1.3%
980	ACE Ltd., (Switzerland)	51,862
1,098	Aflac, Inc.	50,332
1,290	Allstate Corp. (The)	42,260
800	AON Corp.	36,544
50	Arch Capital Group Ltd., (Bermuda) (a)	3,505
3,090	Axis Capital Holdings Ltd., (Bermuda)	89,981
2,190	MetLife, Inc.	76,343
870	Prudential Financial, Inc.	26,326
1,932	RenaissanceRe Holdings Ltd., (Bermuda)	99,615
450	Travelers Cos., Inc. (The)	20,340
		497,108
	Internet & Catalog Retail — 0.1%
700	Amazon.com, Inc. (a)	35,896
1,100	Expedia, Inc. (a)	9,064
		44,960
	Internet Software & Services — 0.6%
744	Google, Inc., Class A (a)	228,892
700	Yahoo!, Inc. (a)	8,540
		237,432
	IT Services — 0.6%
300	Affiliated Computer Services, Inc., Class A (a)	13,785
100	Computer Sciences Corp. (a)	3,514
4,574	Genpact Ltd., (Bermuda) (a)	37,598
1,982	Infosys Technologies Ltd., (India), ADR	48,698
150	MasterCard, Inc., Class A (c)	21,440
3,570	Paychex, Inc.	93,819
550	Western Union Co. (The)	7,887
		226,741
	Life Sciences Tools & Services — 0.0% (g)
450	Thermo Fisher Scientific, Inc. (a)	15,332
	Machinery — 1.0%
1,744	Caterpillar, Inc.	77,904
1,458	Danaher Corp.	82,537
250	Deere & Co.	9,580
400	Eaton Corp.	19,884
150	Illinois Tool Works, Inc.	5,258
1,150	Ingersoll-Rand Co. Ltd., (Bermuda), Class A	19,953
6,160	PACCAR, Inc.	176,176
100	Parker Hannifin Corp.	4,254
		395,546
	Media — 1.1%
3,650	News Corp., Class A	33,179
18,750	Time Warner, Inc.	188,625
8,920	Walt Disney Co. (The)	202,394
		424,198
	Metals & Mining — 0.1%
50	Alcoa, Inc.	563
900	Freeport-McMoRan Copper & Gold, Inc.	21,996
500	United States Steel Corp.	18,600
		41,159
	Multiline Retail — 0.3%
2,030	Family Dollar Stores, Inc.	52,922
1,017	Kohl’s Corp. (a)	36,815
250	Target Corp.	8,633
		98,370
	Multi-Utilities — 0.3%
9,913	CMS Energy Corp.	100,220
650	Public Service Enterprise Group, Inc.	18,961
		119,181
	Oil, Gas & Consumable Fuels — 5.8%
400	Apache Corp.	29,812
3,089	Chevron Corp.	228,493
2,930	ConocoPhillips	151,774
150	Denbury Resources, Inc. (a)	1,638
2,170	Devon Energy Corp.	142,591
14,752	Exxon Mobil Corp.	1,177,651
1,890	Hess Corp.	101,380
3,388	Marathon Oil Corp.	92,696
3,520	Occidental Petroleum Corp.	211,165
450	Valero Energy Corp.	9,738
1,250	XTO Energy, Inc.	44,088
		2,191,026
	Personal Products — 0.2%
750	Avon Products, Inc.	18,023
1,460	Estee Lauder Cos., Inc. (The), Class A	45,201
		63,224
	Pharmaceuticals — 3.9%
8,278	Abbott Laboratories	441,797
7,790	Bristol-Myers Squibb Co.	181,118

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
400	Eli Lilly & Co.	16,108
2,000	Johnson & Johnson	119,660
11,646	Merck & Co., Inc.	354,038
5,800	Pfizer, Inc.	102,718
10,968	Schering-Plough Corp.	186,785
1,100	Wyeth	41,261
		1,443,485
	Real Estate Investment Trusts (REITs) — 0.5%
1,701	Alexandria Real Estate Equities, Inc. (c)	102,638
400	Camden Property Trust	12,536
500	Digital Realty Trust, Inc.	16,425
100	Kimco Realty Corp.	1,828
100	Liberty Property Trust	2,283
800	ProLogis (c)	11,112
600	Senior Housing Properties Trust	10,752
200	Simon Property Group, Inc.	10,626
900	Ventas, Inc.	30,213
200	Vornado Realty Trust	12,070
		210,483
	Road & Rail — 1.0%
100	Burlington Northern Santa Fe Corp.	7,571
4,210	CSX Corp.	136,699
4,814	Norfolk Southern Corp.	226,498
400	Union Pacific Corp.	19,120
		389,888
	Semiconductors & Semiconductor Equipment — 0.8%
1,050	Broadcom Corp., Class A (a)	17,819
100	Intel Corp.	1,466
1,200	KLA-Tencor Corp.	26,148
3,010	Lam Research Corp. (a)	64,052
5,240	Marvell Technology Group Ltd., (Bermuda) (a)	34,951
1,340	Novellus Systems, Inc. (a)	16,536
1,816	Tessera Technologies, Inc. (a)	21,574
6,041	Xilinx, Inc.	107,650
		290,196
	Software — 1.7%
1,250	Adobe Systems, Inc. (a)	26,613
26,801	Microsoft Corp.	521,011
3,250	Oracle Corp. (a)	57,623
760	SAP AG, (Germany), ADR (c)	27,527
100	Symantec Corp. (a)	1,352
		634,126
	Specialty Retail — 0.6%
50	Abercrombie & Fitch Co., Class A	1,154
2,446	Advance Auto Parts, Inc.	82,308
1,200	Home Depot, Inc.	27,624
1,100	Lowe’s Cos., Inc.	23,672
4,746	Staples, Inc.	85,048
700	Urban Outfitters, Inc. (a)	10,486
		230,292
	Textiles, Apparel & Luxury Goods — 0.6%
2,000	Coach, Inc. (a)	41,540
1,730	Nike, Inc., Class B	88,229
794	Polo Ralph Lauren Corp.	36,056
950	V.F. Corp.	52,032
		217,857
	Thrifts & Mortgage Finance — 0.1%
3,580	New York Community Bancorp, Inc.	42,817
	Tobacco — 0.4%
9,280	Altria Group, Inc.	139,756
350	Philip Morris International, Inc.	15,229
		154,985
	Trading Companies & Distributors — 0.1%
100	Fastenal Co. (c)	3,485
1,070	GATX Corp.	33,138
		36,623
	Wireless Telecommunication Services — 0.2%
1,250	Crown Castle International Corp. (a)	21,975
350	SBA Communications Corp., Class A (a)	5,712
26,800	Sprint Nextel Corp. (a)	49,044
		76,731
	Total Common Stocks (Cost $25,051,092)	19,388,334

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Asset-Backed Securities — 1.0%
25,000	Capital One Multi-Asset Execution Trust, Series 2003-B5, Class B5, 4.790%, 08/15/13	19,373
22,993	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.980%, 09/15/10	22,932
46,650	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32 (i)	37,287
260,000	Ford Credit Auto Owner Trust, Series 2006-B, Class A4, 5.250%, 09/15/11	249,383

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
72,666	Household Automotive Trust, Series 2005-1, Class A4, 4.350%, 06/18/12	69,517
	Total Asset-Backed Securities (Cost $426,459)	398,492
	Collateralized Mortgage Obligations — 10.9%
	Agency CMO — 9.3%
	Federal Home Loan Mortgage Corp. —Government National Mortgage Association,
118,000	Series 13, Class LL, 6.850%, 06/25/23	123,874
211,298	Series 31, Class Z, 8.000%, 04/25/24	232,853
	Federal Home Loan Mortgage Corp. REMICS,
15,477	Series 85, Class C, 8.600%, 01/15/21	16,595
78,572	Series 168, Class G, 6.500%, 07/15/21	78,487
8,118	Series 189, Class D, 6.500%, 10/15/21	8,550
17,123	Series 1047, Class H, 6.000%, 02/15/21	17,103
9,379	Series 1062, Class H, 6.500%, 04/15/21	9,701
8,359	Series 1116, Class I, 5.500%, 08/15/21	8,349
19,190	Series 1120, Class L, 8.000%, 07/15/21	21,058
1,154	Series 1240, Class M, 6.500%, 02/15/22	1,159
25,913	Series 1254, Class N, 8.000%, 04/15/22	25,882
185,458	Series 1617, Class PM, 6.500%, 11/15/23	194,406
20,956	Series 1668, Class D, 6.500%, 02/15/14	21,806
1,721	Series 1708, Class E, 6.000%, 03/15/09	1,719
82,044	Series 1710, Class GH, 8.000%, 04/15/24	88,889
127,020	Series 1714, Class K, 7.000%, 04/15/24	133,825
17,839	Series 1753, Class D, 8.500%, 09/15/24	18,513
504	Series 1819, Class E, 6.000%, 02/15/11	504
124,118	Series 1843, Class Z, 7.000%, 04/15/26	131,075
66,454	Series 2178, Class PB, 7.000%, 08/15/29	70,265
100,000	Series 2549, Class PD, 5.500%, 06/15/31	101,801
256,045	Series 2636, Class Z, 4.500%, 06/15/18	257,918
318,861	Series 2651, Class VZ, 4.500%, 07/15/18	320,587
149,111	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	151,860
	Federal National Mortgage Association REMICS,
50,190	Series 1988-4, Class Z, 9.250%, 03/25/18	54,933
9,000	Series 1989-21, Class G, 10.450%, 04/25/19	9,906
44,953	Series 1989-37, Class G, 8.000%, 07/25/19	49,154
9,225	Series 1989-86, Class E, 8.750%, 11/25/19	10,158
11,782	Series 1990-30, Class E, 6.500%, 03/25/20	12,264
19,409	Series 1990-105, Class J, 6.500%, 09/25/20	20,389
12,592	Series 1991-129, Class G, 8.750%, 09/25/21	13,893
40,150	Series 1993-119, Class H, 6.500%, 07/25/23	42,307
35,378	Series 1993-140, Class J, 6.650%, 06/25/13	35,617
103,942	Series 1993-225, Class UB, 6.500%, 12/25/23	105,133
177,000	Series 1994-81, Class LL, 7.500%, 02/25/24	191,082
304,706	Series 1997-42, Class PG, 7.000%, 07/18/12	317,250
4,035	Series 1997-49, Class B, 10.000%, 06/17/27	4,348
106,079	Series 1998-37, Class VZ, 6.000%, 06/17/28	110,490
71,439	Series 1998-66, Class B, 6.500%, 12/25/28	75,523
300,000	Series 2002-24, Class AJ, 6.000%, 04/25/17	315,861
150,000	Series 2005-59, Class PC, 5.500%, 03/25/31	153,895
10,935	Series G-29, Class O, 8.500%, 09/25/21	11,708
8,148	Government National Mortgage Association, Series 1995-4, Class CQ, 8.000%, 06/20/25	8,943
		3,579,633
	Non-Agency CMO — 1.6%
77,111	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	64,219
99,035	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	89,323
31,104	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.911%, 02/25/35	24,758
25,060	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.000%, 05/25/18	24,674
90,000	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.000%, 06/25/34	89,539
	Wells Fargo Mortgage Backed Securities Trust,
85,090	Series 2004-7, Class 2A2, 5.000%, 07/25/19	83,069
62,779	Series 2004-EE, Class 3A1, VAR, 4.388%, 12/25/34	48,849
175,000	Series 2004-S, Class A5, VAR, 3.741%, 09/25/34	171,516
		595,947
	Total Collateralized Mortgage Obligations (Cost $4,097,376)	4,175,580
	Commercial Mortgage-Backed Securities — 0.4%
180,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.180%, 09/10/47	141,630
30,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.086%, 08/15/39	25,837
	Total Commercial Mortgage-Backed Securities (Cost $210,539)	167,467
	Corporate Bonds — 6.8%
	Airlines — 0.2%
70,000	Continental Airlines, Inc., 7.056%, 09/15/09	67,200

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Automobiles — 0.2%
70,000	Daimler Finance North America LLC, 7.200%, 09/01/09	67,916
	Capital Markets — 1.0%
75,000	Bear Stearns Cos., LLC (The), 5.700%, 11/15/14 (y)	73,223
120,000	Credit Suisse USA, Inc., 6.500%, 01/15/12	122,737
100,000	Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	89,865
100,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d)	9,500
100,000	Morgan Stanley, 5.750%, 10/18/16	84,027
		379,352
	Chemicals — 0.3%
120,000	Dow Capital BV, (Netherlands), 8.500%, 06/08/10	124,717
	Commercial Banks — 1.0%
100,000	Branch Banking & Trust Co., 4.875%, 01/15/13	94,206
110,000	National City Corp., 4.900%, 01/15/15	91,660
25,000	UnionBanCal Corp., 5.250%, 12/16/13	21,296
200,000	Wachovia Corp., 6.605%, 10/01/25	181,650
		388,812
	Commercial Services & Supplies — 0.1%
50,000	Pitney Bowes, Inc., 3.875%, 06/15/13	47,306
	Consumer Finance — 0.3%
120,000	American General Finance Corp., 4.000%, 03/15/11	58,195
50,000	HSBC Finance Corp., 8.000%, 07/15/10	50,832
		109,027
	Diversified Financial Services — 0.7%
100,000	Bank of America Corp., 7.125%, 10/15/11	100,940
190,000	Citigroup, Inc., 5.000%, 09/15/14	167,120
		268,060
	Diversified Telecommunication Services — 0.8%
300,000	Nynex Capital Funding Co., SUB, 8.230%, 10/15/09	299,863
	Electric Utilities — 0.7%
40,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	37,835
75,000	Duke Energy Carolinas LLC, 6.250%, 01/15/12	77,713
100,000	Exelon Corp., 6.750%, 05/01/11	97,597
50,000	PSEG Power LLC, 7.750%, 04/15/11	49,943
		263,088
	Food & Staples Retailing — 0.1%
50,000	Kroger Co. (The), 8.050%, 02/01/10	50,819
	Insurance — 0.1%
50,000	ACE INA Holdings, Inc., 5.875%, 06/15/14	46,544
	Media — 0.8%
50,000	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	51,726
50,000	COX Communications, Inc., 7.750%, 11/01/10	49,076
100,000	Historic TW, Inc., 9.125%, 01/15/13	99,101
100,000	News America, Inc., 6.750%, 01/09/38	98,922
		298,825
	Multi-Utilities — 0.1%
40,000	Dominion Resources, Inc., 6.250%, 06/30/12	40,127
	Real Estate Investment Trusts (REITs) — 0.0% (g)
20,000	HRPT Properties Trust, 6.650%, 01/15/18	10,185
	Road & Rail — 0.4%
150,000	Norfolk Southern Corp., 7.050%, 05/01/37	156,859
	Total Corporate Bonds (Cost $2,918,947)	2,618,700
	Mortgage Pass-Through Securities — 1.9%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
13,601	6.000%, 03/01/13	14,103
20,658	6.50%, 03/01/13 – 06/01/13	21,414
12,996	7.000%, 06/01/13	13,546
1,524	8.000%, 10/01/10	1,576
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
171,953	6.50%, 11/01/22 – 03/01/26	179,939
12,648	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family, 8.000%, 09/01/26	13,423
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
40,137	7.00%, 12/01/14 – 03/01/16	42,395
7,707	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 8.000%, 04/01/17	8,129
	Federal National Mortgage Association, 15 Year, Single Family,
37,523	6.00%, 08/01/13 – 12/01/13	39,118
31,758	6.500%, 04/01/13	33,009
26,926	7.000%, 06/01/13	27,929
1,081	7.500%, 08/01/09	1,097
	Federal National Mortgage Association, 30 Year, Single Family,
57,910	8.000%, 05/01/17	61,156

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
23,403	8.500%, 11/01/18	24,978
8,090	9.000%, 12/01/17	8,776
	Government National Mortgage Association, 15 Year, Single Family,
35,863	6.500%, 09/15/13	37,804
1,229	7.000%, 02/15/11	1,285
16,563	8.500%, 10/15/11	18,051
	Government National Mortgage Association, 30 Year, Single Family,
19,897	7.00%, 04/15/28 – 06/15/28	21,066
2,055	7.500%, 05/15/26	2,179
63,758	8.00%, 11/15/16 – 09/15/27	68,004
39,697	8.500%, 12/15/22	42,422
7,034	Government National Mortgage Association II, 15 Year, Single Family, 8.000%, 12/20/10	7,323
	Government National Mortgage Association II, 30 Year, Single Family,
6,921	7.500%, 01/20/27	7,307
17,093	8.00%, 06/20/26 – 05/20/27	18,163
	Total Mortgage Pass-Through Securities (Cost $687,192)	714,192
	U.S. Treasury Obligations — 6.5%
	U.S. Treasury Bonds,
1,500,000	7.125%, 02/15/23	2,176,171
200,000	7.875%, 02/15/21	297,250
30,000	U.S. Treasury Inflation Indexed Notes, 2.000%, 01/15/16	31,349
	Total U.S. Treasury Obligations (Cost $2,111,949)	2,504,770

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Companies — 16.6%
45,203	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	569,097
172,363	JPMorgan International Equity Fund, Select Class Shares (b)	1,730,522
211,598	JPMorgan International Opportunities Fund, Institutional Class Shares (b)	2,099,050
85,686	JPMorgan Small Cap Equity Fund, Select Class Shares (b)	1,953,631
	Total Investment Companies (Cost $11,110,721)	6,352,300
	Total Long-Term Investments (Cost $46,614,275)	36,319,835
Short-Term Investment — 4.4%
	Investment Company — 4.4%
1,700,841	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (Cost $1,700,841)	1,700,841

Investments of Cash Collateral for Securities on Loan — 0.3%
	Investment Company — 0.3%
116,561	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $116,561)	116,561

	Total Investments — 99.5% (Cost $48,431,677)	38,137,237
	Other Assets in Excess of Liabilities — 0.5%	200,598
	NET ASSETS — 100.0%	$38,337,835

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

CMO—	Collateralized Mortgage Obligation

REMICS—	Real Estate Mortgage Investment Conduits

SUB—	Step-Up Bond. The rate shown is the rate in effect as of December 31, 2008.

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(y)—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Balanced Portfolio
ASSETS:
Investments in non-affiliates, at value	$29,894,312
Investments in affiliates, at value	8,242,925
Total investment securities, at value	38,137,237
Receivables:
Investment securities sold	434,066
Portfolio shares sold	152
Interest and dividends	181,005
Total Assets	38,752,460

LIABILITIES:
Due to custodian	4,731
Payables:
Investment securities purchased	200,383
Collateral for securities lending program	116,561
Portfolio shares redeemed	48,178
Accrued liabilities:
Investment advisory fees	7,392
Administration fees	3,159
Custodian and accounting fees	11,441
Trustees’ and Chief Compliance Officer’s fees	83
Other	22,697
Total Liabilities	414,625
Net Assets	$38,337,835

NET ASSETS:
Paid in capital	$52,108,738
Accumulated undistributed (distributions in excess of) net investment income	1,411,604
Accumulated net realized gains (losses)	(4,888,067)
Net unrealized appreciation (depreciation)	(10,294,440)
Total Net Assets	$38,337,835

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	3,725,840
Net asset value, offering and redemption price per share	$10.29

Cost of investments in non-affiliates	$35,425,645
Cost of investments in affiliates	13,006,032
Value of securities on loan	117,867

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Balanced Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$949,749
Interest income from affiliates	3,860
Dividend income from non-affiliates	667,943
Dividend income from affiliates (a)	172,564
Income from securities lending (net)	21,086
Total investment income	1,815,202

EXPENSES:
Investment advisory fees	307,215
Administration fees	57,460
Custodian and accounting fees	84,166
Interest expense to affiliates	50
Professional fees	40,082
Trustees’ and Chief Compliance Officer’s fees	614
Printing and mailing costs	18,485
Transfer agent fees	5,921
Other	10,961
Total expenses	524,954
Less amounts waived	(88,123)
Less earnings credits	(1,094)
Net expenses	435,737
Net investment income (loss)	1,379,465

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,934,560)
Investments in affiliates	(700,942)
Net realized gain (loss)	(4,635,502)
Distributions of realized gains by investment company affiliates	694,883
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(8,539,928)
Investments in affiliates	(3,845,519)
Change in net unrealized appreciation (depreciation)	(12,385,447)
Net realized/unrealized gains (losses)	(16,326,066)
Change in net assets resulting from operations	$(14,946,601)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Balanced Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,379,465	$2,102,735
Net realized gain (loss)	(4,635,502)	8,494,294
Distributions of realized gains by investment company affiliates	694,883	671,800
Change in net unrealized appreciation (depreciation)	(12,385,447)	(5,852,857)
Change in net assets resulting from operations	(14,946,601)	5,415,972

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,184,442)	(2,818,911)
From net realized gains	(8,949,627)	(535,816)
Total distributions to shareholders	(11,134,069)	(3,354,727)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,579,715	1,029,668
Dividends and distributions reinvested	11,134,118	3,354,727
Cost of shares redeemed	(21,005,189)	(32,027,702)
Change in net assets from capital transactions	(8,291,356)	(27,643,307)

NET ASSETS:
Change in net assets	(34,372,026)	(25,582,062)
Beginning of period	72,709,861	98,291,923
End of period	$38,337,835	$72,709,861
Accumulated undistributed (distributions in excess of) net investment income	$1,411,604	$2,185,038

SHARE TRANSACTIONS:
Issued	123,967	62,867
Reinvested	867,819	212,324
Redeemed	(1,672,599)	(1,950,384)
Change in shares	(680,813)	(1,675,193)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Balanced Portfolio
Year Ended December 31, 2008	$16.50	$0.41	$(3.88	)(d)	$(3.47)	$(0.54)	$(2.20)	$(2.74)
Year Ended December 31, 2007	16.16	0.52	0.43		0.95	(0.51)	(0.10)	(0.61)
Year Ended December 31, 2006	14.95	0.50	1.13		1.63	(0.42)	—	(0.42)
Year Ended December 31, 2005	14.98	0.40	(0.04)		0.36	(0.39)	—	(0.39)
Year Ended December 31, 2004	14.49	0.36	0.45		0.81	(0.32)	—	(0.32)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Represents only expenses of the Portfolio, not of the underlying funds in which the Portfolio invests.

(d)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been –24.45%, and the net realized and unrealized gains (losses) on investments per share would have been $(3.90).

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

			Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (a)		Net assets end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate

$10.29	(24.31	)%(d)	$38,338	0.78%	2.47%	0.94%	63%
16.50	6.00		72,710	0.78	2.44	0.92	69
16.16	11.12		98,292	0.78	2.51	0.91	45
14.95	2.50		131,427	0.87	2.27	0.92	41
14.98	5.73		166,027	0.88	2.29	0.89	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Balanced Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$27,530,509	$—
Level 2 — Other significant observable inputs	10,606,728	—
Level 3 — Significant unobservable inputs	—	—
Total	$38,137,237	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of December 31, 2008, was $37,287 and 0.1%, respectively.

C.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

D.  Transactions with Affiliates — The Portfolio invests in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Rule 12d 1-2 under the 1940 Act and an exemptive order received by the Trust. An issuer which is under common control with the Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

Affiliate	Value at December 31, 2007	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income*	Shares/Principal Amount ($) at December 31, 2008	Value at December 31, 2008
Bear Stearns Cos., LLC (The) (Common Stock)	$—	$84,045	$38,693	$(45,352)	$—	—	$—
Bear Stearns Cos., LLC (The), 5.700%, 11/15/14	71,122	—	—	—	3,860	$75,000	73,223
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	1,465,220	599,291	1,148,500	1,964	15,323	45,203	569,097
JPMorgan International Equity Fund, Select Class Shares	2,340,158	1,174,077	732,583	579,359	51,214	172,363	1,730,522
JPMorgan International Opportunities Fund, Institutional Class Shares	5,082,094	170,284	1,406,810	(326,664)	54,875	211,598	2,099,050
JPMorgan Large Cap Growth Fund, Institutional Class Shares	—	2,680,000	2,711,404	31,404	—	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	1,882,144	28,483,320	28,664,623	—	45,486	1,700,841	1,700,841
JPMorgan Small Cap Equity Fund, Select Class Shares	2,794,585	685,740	831,108	(246,770)	2,838	85,686	1,953,631
JPMorgan Prime Money Market Fund, Capital Shares**	—	9,850,963	9,734,402	—	—	116,561	116,561
	$13,635,323			$(6,059)	$173,596		$8,242,925

*	Does not include the reimbursement of advisory, administration and shareholder servicing fee resulting from investments in money market funds as disclosed in Notes 2E and 3A.

**	Represents investment of cash collateral related to securities on loan, as described below in Note 2.E. Dividend income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

E.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral or securities issued by the U.S. government or its agencies or

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The Securities Lending Agreement requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. The Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). The Portfolio invested a portion of the cash collateral it received in the JPMorgan Prime Money Market Fund. The Advisor of the Portfolio waived $158 of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Portfolio’s investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Portfolio. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The risk of loss associated with such investments is borne by the Portfolio and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$117,867	$116,561	$996

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

G.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

The Portfolio invests in other JPMorgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$4	$31,543	$(31,547)

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts and investments in regulated investment companies.

J.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $2,828.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.78% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

For the year ended December 31, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $88,123. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

The shares of the Underlying Funds in which the Portfolio invests impose a separate advisory and a shareholder servicing fee. The Portfolio’s Advisor and/or Administrator have voluntarily agreed to waive the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$32,997,182	$50,324,351	$1,450,800	$2,226,138

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$50,585,029	$646,335	$13,094,127	$(12,447,792)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$4,622,023	$6,512,046	$11,134,069

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$2,804,556	$550,171	$3,354,727

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,414,140	$(1,744,977)	$(12,447,792)

The cumulative timing differences primarily consist of wash sale loss deferrals and post October losses.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expired during the year indicated, which are available to offset future realized gains.

2016	Total
$1,744,977	$1,744,977

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $989,737.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Balanced Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Balanced Portfolio
Actual	$1,000.00	$ 817.30	$3.56	0.78%
Hypothetical	1,000.00	1,021.22	3.96	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, fourth and fifth quintiles for the one, three and five-year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the first quintile and the actual total expenses were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMorgan Distribution Services, Inc. related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   29

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008.

Dividends Received Deductions (DRD)

19.27% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $6,512,046 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended December 31, 2008.

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITBP-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	16
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Trustees	29
Officers	31
Schedule of Shareholder Expenses	32
Board Approval of Investment Advisory Agreement	33

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$145,821,847
Primary Benchmark	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index)
Average Credit Quality	AAA

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Core Bond Portfolio, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,* returned 1.31%** (Class 1 Shares) for the 12 months ended December 31, 2008, compared to the 5.24% return for the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due in part to its underweight in the U.S. Treasury sector, as U.S. Treasuries performed well compared with many other fixed income securities. Overweights in non-agency mortgage-backed securities and agency collateralized-mortgage obligations also hindered results, as these securities came under significant pressure in late 2008.

On the positive side, an underweight in commercial mortgage-backed securities contributed to performance, as spreads in this sector widened at a dramatic pace throughout the year. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. An underweight in the credit sector also aided results.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	In terms of maturity structure, the Portfolio maintained an overweight in the three- to seven-year segment and an underweight in the 30-year portion of the yield curve. As market turmoil continued through 2008, we looked for value across all sectors of the market. New-issue corporate debt came to market at wider levels than more seasoned issues and offered compelling value. As spreads widened to historical levels, the focus on individual security analysis became even more important when trying to extract value from the markets.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	59.1%
Corporate Bonds	15.7
U.S. Treasury Obligations	11.5
Mortgage Pass-Through Securities	10.8
Commercial Mortgage-Backed Securities	1.7
Asset-Backed Securities	1.0
Others (each less than 1.0%)	0.2

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/97	1.31%	3.64%	5.10%
CLASS 2 SHARES	8/16/06	1.15	3.53	5.05

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays Capital U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.4%
	Asset-Backed Securities — 1.0%
150,000	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.350%, 12/15/11	149,005
	AmeriCredit Automobile Receivables Trust,
120,934	Series 2006-BG, Class A3, 5.210%, 10/06/11	117,660
400,000	Series 2006-BG, Class A4, 5.210%, 09/06/13	318,228
55,072	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.841%, 04/25/36 (i)	34,338
450,000	Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.950%, 02/18/14	314,917
127,165	Household Automotive Trust, Series 2005-1, Class A4, 4.350%, 06/18/12	121,654
68,494	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, VAR, 0.671%, 01/25/36	47,917
	MBNA Credit Card Master Note Trust,
200,000	Series 2002-C1, Class C1, 6.800%, 07/15/14	105,939
75,000	Series 2003-C1, Class C1, VAR, 2.895%, 06/15/12	50,776
240,000	MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.850%, 02/15/12 (e)	195,641
	Total Asset-Backed Securities (Cost $1,881,480)	1,456,075
	Collateralized Mortgage Obligations — 59.3%
	Agency CMO — 37.9%
	Federal Home Loan Mortgage Corp. REMICS,
13,969	Series 11, Class D, 9.500%, 07/15/19	14,825
9,749	Series 22, Class C, 9.500%, 04/15/20	10,403
2,193	Series 47, Class F, 10.000%, 06/15/20	2,392
1,631	Series 99, Class Z, 9.500%, 01/15/21	1,751
2,097	Series 1065, Class J, 9.000%, 04/15/21	2,243
293,196	Series 1113, Class J, 8.500%, 06/15/21	318,665
15,790	Series 1250, Class J, 7.000%, 05/15/22	16,554
27,709	Series 1316, Class Z, 8.000%, 06/15/22	29,386
46,623	Series 1324, Class Z, 7.000%, 07/15/22	48,665
34,022	Series 1343, Class LA, 8.000%, 08/15/22	37,079
39,652	Series 1343, Class LB, 7.500%, 08/15/22	39,603
29,959	Series 1394, Class ID, IF, 9.566%, 10/15/22	27,960
26,459	Series 1395, Class G, 6.000%, 10/15/22	26,427
19,613	Series 1505, Class Q, 7.000%, 05/15/23	20,408
38,342	Series 1518, Class G, IF, 8.895%, 05/15/23	38,084
40,143	Series 1541, Class O, VAR, 1.960%, 07/15/23	37,974
39,409	Series 1596, Class D, 6.500%, 10/15/13	40,548
16,460	Series 1607, Class SA, IF, 13.626%, 10/15/13	17,005
35,292	Series 1609, Class LG, IF, 14.625%, 11/15/23	38,810
500,000	Series 1638, Class H, 6.500%, 12/15/23	529,758
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	2,297
4,603	Series 1685, Class Z, 6.000%, 11/15/23	4,630
21,135	Series 1700, Class GA, PO, 02/15/24	18,465
1,594,208	Series 1732, Class K, 6.500%, 05/15/24	1,673,096
99,688	Series 1798, Class F, 5.000%, 05/15/23	101,402
215,971	Series 1863, Class Z, 6.500%, 07/15/26	228,176
4,027	Series 1865, Class D, PO, 02/15/24	2,667
65,625	Series 1981, Class Z, 6.000%, 05/15/27	68,196
83,920	Series 1987, Class PE, 7.500%, 09/15/27	84,112
37,405	Series 2025, Class PE, 6.300%, 01/15/13	38,106
22,171	Series 2033, Class SN, IF, IO, 17.399%, 03/15/24	11,370
37,270	Series 2038, Class PN, IO, 7.000%, 03/15/28	5,568
98,820	Series 2054, Class PV, 7.500%, 05/15/28	105,184
56,617	Series 2055, Class OE, 6.500%, 05/15/13	58,761
156,777	Series 2064, Class TE, 7.000%, 06/15/28	165,280
136,717	Series 2075, Class PH, 6.500%, 08/15/28	142,556
88,396	Series 2102, Class TU, 6.000%, 12/15/13	91,891
190,766	Series 2115, Class PE, 6.000%, 01/15/14	198,151
28,196	Series 2132, Class SB, IF, 24.348%, 03/15/29	35,402
59,732	Series 2134, Class PI, IO, 6.500%, 03/15/19	8,897
11,912	Series 2135, Class UK, IO, 6.500%, 03/15/14	1,127
829,000	Series 2172, Class QC, 7.000%, 07/15/29	870,481
241,876	Series 2182, Class ZB, 8.000%, 09/15/29	260,991
41,829	Series 2247, Class Z, 7.500%, 08/15/30	45,322
12,569	Series 2261, Class ZY, 7.500%, 10/15/30	12,931
178,924	Series 2283, Class K, 6.500%, 12/15/23	189,622
24,895	Series 2306, Class K, PO, 05/15/24	21,303
59,747	Series 2306, Class SE, IF, IO, 6.820%, 05/15/24	7,533
81,134	Series 2325, Class PM, 7.000%, 06/15/31	87,500
468,014	Series 2344, Class ZD, 6.500%, 08/15/31	487,527
76,804	Series 2344, Class ZJ, 6.500%, 08/15/31	80,385
47,813	Series 2345, Class NE, 6.500%, 08/15/31	49,872
420,329	Series 2345, Class PQ, 6.500%, 08/15/16	444,067
153,596	Series 2355, Class BP, 6.000%, 09/15/16	160,750
184,795	Series 2359, Class ZB, 8.500%, 06/15/31	203,294
273,806	Series 2391, Class QR, 5.500%, 12/15/16	283,112
138,560	Series 2392, Class PV, 6.000%, 12/15/20	139,366
215,936	Series 2394, Class MC, 6.000%, 12/15/16	226,002
95,572	Series 2410, Class OE, 6.375%, 02/15/32	99,776
146,151	Series 2410, Class QS, IF, 16.393%, 02/15/32	154,112
92,299	Series 2410, Class QX, IF, IO, 7.455%, 02/15/32	13,409
35,842	Series 2412, Class SE, IF, 14.091%, 02/15/09	36,094
100,000	Series 2412, Class SP, IF, 13.710%, 02/15/32	107,181
197,275	Series 2423, Class MC, 7.000%, 03/15/32	210,321
313,271	Series 2423, Class MT, 7.000%, 03/15/32	333,986
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	241,737
470,000	Series 2435, Class VH, 6.000%, 07/15/19	486,095

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
137,422	Series 2444, Class ES, IF, IO, 6.755%, 03/15/32	12,850
91,614	Series 2450, Class SW, IF, IO, 6.805%, 03/15/32	8,544
32,249	Series 2454, Class BG, 6.500%, 08/15/31	32,470
300,000	Series 2455, Class GK, 6.500%, 05/15/32	314,534
295,109	Series 2460, Class VZ, 6.000%, 11/15/29	302,282
227,373	Series 2484, Class LZ, 6.500%, 07/15/32	239,385
207,200	Series 2498, Class UD, 5.500%, 06/15/16	208,975
790,000	Series 2500, Class MC, 6.000%, 09/15/32	811,123
115,908	Series 2503, Class BH, 5.500%, 09/15/17	120,015
120,517	Series 2513, Class YO, PO, 02/15/32	112,857
432,479	Series 2515, Class DE, 4.000%, 03/15/32	431,470
485,537	Series 2535, Class BK, 5.500%, 12/15/22	503,506
300,000	Series 2543, Class YX, 6.000%, 12/15/32	310,487
500,000	Series 2544, Class HC, 6.000%, 12/15/32	512,264
210,460	Series 2565, Class MB, 6.000%, 05/15/30	214,178
500,000	Series 2575, Class ME, 6.000%, 02/15/33	516,202
124,891	Series 2586, Class WI, IO, 6.500%, 03/15/33	17,359
157,821	Series 2594, Class VA, 6.000%, 03/15/14	160,348
400,000	Series 2594, Class VQ, 6.000%, 08/15/20	412,038
330,552	Series 2597, Class DS, IF, IO, 6.355%, 02/15/33	24,310
457,010	Series 2599, Class DS, IF, IO, 5.805%, 02/15/33	29,655
544,783	Series 2610, Class DS, IF, IO, 5.905%, 03/15/33	39,338
706,726	Series 2611, Class SH, IF, IO, 6.455%, 10/15/21	55,824
500,000	Series 2617, Class GR, 4.500%, 05/15/18	501,252
752,582	Series 2626, Class NS, IF, IO, 5.355%, 06/15/23	77,746
500,000	Series 2631, Class LC, 4.500%, 06/15/18	502,387
640,113	Series 2636, Class Z, 4.500%, 06/15/18	644,795
199,277	Series 2638, Class DS, IF, 7.405%, 07/15/23	179,503
27,166	Series 2643, Class HI, IO, 4.500%, 12/15/16	1,218
77,054	Series 2656, Class SH, IF, 18.015%, 02/15/25	81,977
346,531	Series 2668, Class SB, IF, 6.138%, 10/15/15	307,341
500,000	Series 2675, Class CK, 4.000%, 09/15/18	484,198
231,574	Series 2682, Class YS, IF, 6.853%, 10/15/33	182,640
274,714	Series 2684, Class TO, PO, 10/15/33	190,831
184,441	Series 2691, Class WS, IF, 7.208%, 10/15/33	154,060
138,460	Series 2705, Class SC, IF, 7.208%, 11/15/33	113,699
211,357	Series 2705, Class SD, IF, 7.464%, 11/15/33	177,440
1,000,000	Series 2716, Class UN, 4.500%, 12/15/23	972,363
750,000	Series 2727, Class BS, IF, 7.283%, 01/15/34	587,757
13,556	Series 2733, Class GF, VAR, 0.000%, 09/15/33	13,015
500,000	Series 2743, Class HD, 4.500%, 08/15/17	510,876
209,330	Series 2744, Class FE, VAR, 0.000%, 02/15/34	184,776
144,668	Series 2753, Class S, IF, 9.610%, 02/15/34	130,854
157,575	Series 2755, Class SA, IF, 11.810%, 05/15/30	157,360
151,690	Series 2766, Class SX, IF, 12.206%, 03/15/34	133,411
59,746	Series 2769, Class PO, PO, 03/15/34	47,431
467,491	Series 2776, Class SK, IF, 7.283%, 04/15/34	385,202
46,912	Series 2778, Class BS, IF, 12.763%, 04/15/34	44,048
268,102	Series 2780, Class JG, 4.500%, 04/15/19	264,994
702,000	Series 2809, Class UB, 4.000%, 09/15/17	699,368
135,304	Series 2827, Class SQ, IF, 7.500%, 01/15/19	123,141
26,184	Series 2841, Class GO, PO, 08/15/34	25,914
123,104	Series 2846, Class PO, PO, 08/15/34	100,544
500,000	Series 2899, Class KB, 4.500%, 03/15/19	498,235
500,000	Series 2931, Class QC, 4.500%, 01/15/19	509,608
93,263	Series 2958, Class KB, 5.500%, 04/15/35	93,117
100,000	Series 2975, Class KO, PO, 05/15/35	76,382
120,604	Series 2989, Class PO, PO, 06/15/23	109,742
300,000	Series 3047, Class OD, 5.500%, 10/15/35	307,206
100,859	Series 3101, Class EA, 6.000%, 06/15/20	100,854
222,996	Series 3117, Class EO, PO, 02/15/36	177,302
354,236	Series 3260, Class CS, IF, IO, 4.945%, 01/15/37	23,000
2,395,229	Series 3430, Class AI, IO, 1.418%, 09/15/12	50,923
734,056	Federal Home Loan Mortgage Corp. STRIPS, Series 233, Class 11, IO, 5.000%, 09/15/35	73,545
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
27,469	Series T-41, Class 3A, VAR, 7.500%, 07/25/32	28,791
186,388	Series T-54, Class 2A, 6.500%, 02/25/43	189,825
85,852	Series T-54, Class 3A, 7.000%, 02/25/43	87,730
52,463	Series T-58, Class A, PO, 09/25/43	44,014
377,918	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	403,787
	Federal National Mortgage Association REMICS,
13,166	Series 1989-83, Class H, 8.500%, 11/25/19	14,446
2,526	Series 1990-1, Class D, 8.800%, 01/25/20	2,789
12,855	Series 1990-10, Class L, 8.500%, 02/25/20	14,120
2,431	Series 1990-93, Class G, 5.500%, 08/25/20	2,544
44	Series 1990-140, Class K, HB, IO, 652.145%, 12/25/20	579
4,802	Series 1990-143, Class J, 8.750%, 12/25/20	5,298
75,246	Series 1992-101, Class J, 7.500%, 06/25/22	77,684
30,828	Series 1992-143, Class MA, 5.500%, 09/25/22	32,148
7,309	Series 1993-165, Class SD, IF, 8.225%, 09/25/23	7,539
36,447	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	39,439
35,229	Series 1993-167, Class GA, 7.000%, 09/25/23	36,302
356,800	Series 1993-203, Class PL, 6.500%, 10/25/23	372,624
15,790	Series 1993-205, Class H, PO, 09/25/23	13,436
266,519	Series 1993-225, Class UB, 6.500%, 12/25/23	269,572

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
6,768	Series 1993-230, Class FA, VAR, 1.069%, 12/25/23	6,558
325,582	Series 1993-250, Class Z, 7.000%, 12/25/23	342,077
97,974	Series 1993-257, Class C, PO, 06/25/23	90,768
803	Series 1994-33, Class FA, VAR, 4.125%, 03/25/09	802
52,172	Series 1995-2, Class Z, 8.500%, 01/25/25	56,612
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	90,520
13,278	Series 1996-59, Class J, 6.500%, 08/25/22	13,951
108,003	Series 1996-59, Class K, 6.500%, 07/25/23	111,490
435,030	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	10,876
42,389	Series 1997-39, Class PD, 7.500%, 05/20/27	45,351
95,489	Series 1997-46, Class PL, 6.000%, 07/18/27	99,329
247,360	Series 1997-61, Class ZC, 7.000%, 02/25/23	256,558
113,997	Series 1998-36, Class ZB, 6.000%, 07/18/28	118,799
114,367	Series 1998-43, Class SA, IF, IO, 16.093%, 04/25/23	39,474
18,157	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	2,821
233,038	Series 2001-30, Class PM, 7.000%, 07/25/31	242,054
233,839	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	43,904
360,646	Series 2001-36, Class DE, 7.000%, 08/25/31	375,089
44,549	Series 2001-44, Class PD, 7.000%, 09/25/31	47,621
202,780	Series 2001-52, Class XN, 6.500%, 11/25/15	211,974
577,173	Series 2001-61, Class Z, 7.000%, 11/25/31	617,263
293,409	Series 2001-69, Class PG, 6.000%, 12/25/16	306,746
186,450	Series 2001-71, Class QE, 6.000%, 12/25/16	194,950
93,966	Series 2001-80, Class PE, 6.000%, 07/25/29	96,401
107,280	Series 2002-1, Class HC, 6.500%, 02/25/22	114,303
28,128	Series 2002-1, Class SA, IF, 23.656%, 02/25/32	33,417
324,015	Series 2002-3, Class OG, 6.000%, 02/25/17	338,742
15,605	Series 2002-8, Class SR, IF, 15.683%, 03/25/09	15,745
667,150	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	38,738
329,815	Series 2002-28, Class PK, 6.500%, 05/25/32	345,392
701,345	Series 2002-62, Class ZE, 5.500%, 11/25/17	722,464
92,236	Series 2002-73, Class S, IF, 15.072%, 11/25/09	95,396
205,379	Series 2002-74, Class VB, 6.000%, 11/25/31	207,477
129,460	Series 2002-77, Class S, IF, 13.619%, 12/25/32	132,291
27,649	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	2,541
216,234	Series 2002-93, Class PD, 3.500%, 02/25/29	215,232
500,000	Series 2002-94, Class BK, 5.500%, 01/25/18	519,262
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	276,297
250,000	Series 2003-41, Class PE, 5.500%, 05/25/23	260,001
100,000	Series 2003-47, Class PE, 5.750%, 06/25/33	103,290
72,389	Series 2003-64, Class SX, IF, 10.172%, 07/25/33	64,650
196,777	Series 2003-66, Class PA, 3.500%, 02/25/33	189,098
647,059	Series 2003-68, Class LC, 3.000%, 07/25/22	580,713
484,233	Series 2003-68, Class QP, 3.000%, 07/25/22	470,313
137,818	Series 2003-71, Class DS, IF, 5.558%, 08/25/33	104,487
786,716	Series 2003-73, Class GA, 3.500%, 05/25/31	767,927
855,948	Series 2003-80, Class SY, IF, IO, 7.179%, 06/25/23	90,154
500,000	Series 2003-83, Class PG, 5.000%, 06/25/23	500,442
103,819	Series 2003-91, Class SD, IF, 11.715%, 09/25/33	100,208
250,000	Series 2003-106, Class US, IF, 8.368%, 11/25/23	202,447
500,000	Series 2003-106, Class WE, 4.500%, 11/25/22	499,991
723,610	Series 2003-116, Class SB, IF, IO, 7.129%, 11/25/33	95,232
600,000	Series 2003-117, Class JB, 3.500%, 06/25/33	561,750
500,000	Series 2003-128, Class KE, 4.500%, 01/25/14	510,674
500,000	Series 2003-128, Class NG, 4.000%, 01/25/19	482,253
121,754	Series 2003-130, Class SX, IF, 10.813%, 01/25/34	118,783
204,029	Series 2003-132, Class OA, PO, 08/25/33	178,361
700,000	Series 2004-1, Class AC, 4.000%, 02/25/19	676,668
290,513	Series 2004-4, Class QM, IF, 13.258%, 06/25/33	293,085
189,221	Series 2004-10, Class SC, HB, IF, 26.715%, 02/25/34	222,432
164,907	Series 2004-14, Class SD, IF, 8.368%, 03/25/34	130,895
174,232	Series 2004-21, Class CO, PO, 04/25/34	122,294
178,833	Series 2004-22, Class A, 4.000%, 04/25/19	172,404
365,818	Series 2004-36, Class SA, IF, 18.229%, 05/25/34	386,797
74,641	Series 2004-51, Class SY, IF, 13.298%, 07/25/34	74,806
150,029	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	145,067
200,000	Series 2004-76, Class CL, 4.000%, 10/25/19	193,451
1,000,000	Series 2004-81, Class AC, 4.000%, 11/25/19	964,130
220,748	Series 2004-92, Class JO, PO, 12/25/34	214,299
762,510	Series 2005-28, Class JA, 5.000%, 04/25/35	753,725
630,922	Series 2005-40, Class YA, 5.000%, 09/25/20	643,423
334,325	Series 2005-47, Class AN, 5.000%, 12/25/16	339,768
467,375	Series 2005-52, Class PA, 6.500%, 06/25/35	484,722
853,000	Series 2005-68, Class BC, 5.250%, 06/25/35	840,584
881,798	Series 2005-84, Class XM, 5.750%, 10/25/35	914,254
1,000,000	Series 2005-109, Class PC, 6.000%, 12/25/35	1,031,901
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	724,855
190,529	Series 2006-22, Class AO, PO, 04/25/36	168,571
441,215	Series 2006-59, Class QO, PO, 01/25/33	345,948
492,492	Series 2006-110, Class PO, PO, 11/25/36	431,591
998,026	Series 2007-7, Class SG, IF, IO, 6.029%, 08/25/36	64,300

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
908,926	Series 2008-16, Class IS, IF, IO, 5.729%, 03/25/38	59,688
30,499	Series G92-15, Class Z, 7.000%, 01/25/22	31,250
5,751	Series G92-42, Class Z, 7.000%, 07/25/22	6,150
117,634	Series G92-44, Class ZQ, 8.000%, 07/25/22	125,097
70,206	Series G92-54, Class ZQ, 7.500%, 09/25/22	75,790
4,485	Series G92-59, Class F, VAR, 3.825%, 10/25/22	4,395
11,579	Series G92-61, Class Z, 7.000%, 10/25/22	12,284
123,538	Series G92-66, Class KB, 7.000%, 12/25/22	131,952
34,761	Series G93-1, Class KA, 7.900%, 01/25/23	37,915
37,612	Series G93-17, Class SI, IF, 6.000%, 04/25/23	28,916
	Federal National Mortgage Association STRIPS,
101,713	Series 329, Class 1, PO, 01/01/33	91,413
365,722	Series 365, Class 8, IO, 5.500%, 05/01/36	41,315
	Federal National Mortgage Association Whole Loan,
132,895	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	136,010
81,923	Series 2003-W1, Class 2A, 7.500%, 12/25/42	86,250
130,251	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	134,443
	Government National Mortgage Association,
102,722	Series 1994-3, Class PQ, 7.488%, 07/16/24	109,160
477,632	Series 1994-7, Class PQ, 6.500%, 10/16/24	501,621
102,573	Series 1996-16, Class E, 7.500%, 08/16/26	107,285
99,554	Series 1997-8, Class PN, 7.500%, 05/16/27	104,843
119,532	Series 1998-26, Class K, 7.500%, 09/17/25	127,157
111,330	Series 1999-41, Class Z, 8.000%, 11/16/29	119,079
61,831	Series 1999-44, Class PC, 7.500%, 12/20/29	66,873
78,534	Series 1999-44, Class ZG, 8.000%, 12/20/29	84,491
54,234	Series 2000-6, Class Z, 7.500%, 02/20/30	58,738
92,490	Series 2000-14, Class PD, 7.000%, 02/16/30	97,890
342,449	Series 2000-21, Class Z, 9.000%, 03/16/30	379,585
42,686	Series 2000-26, Class Z, 7.750%, 09/20/30	42,614
6,130	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	1,704
800,000	Series 2000-36, Class PB, 7.500%, 11/16/30	896,349
79,678	Series 2000-37, Class B, 8.000%, 12/20/30	81,387
21,107	Series 2000-38, Class AH, 7.150%, 12/20/30	21,528
48,828	Series 2001-4, Class SJ, IF, IO, 7.266%, 01/19/30	6,301
151,734	Series 2001-36, Class S, IF, IO, 7.010%, 08/16/31	17,425
200,000	Series 2001-64, Class MQ, 6.500%, 12/20/31	208,485
29,622	Series 2002-24, Class SB, IF, 10.365%, 04/16/32	28,378
151,555	Series 2002-54, Class GB, 6.500%, 08/20/32	158,741
169,542	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	17,082
19,229	Series 2003-24, Class PO, PO, 03/16/33	16,359
414,809	Series 2003-76, Class LS, IF, IO, 6.693%, 09/20/31	27,841
827,126	Series 2004-11, Class SW, IF, IO, 4.993%, 02/20/34	104,496
79,458	Series 2004-28, Class S, IF, 16.803%, 04/16/34	84,487
	Vendee Mortgage Trust,
117,111	Series 1994-1, Class 1, VAR, 5.626%, 02/15/24	122,381
282,512	Series 1996-1, Class 1Z, 6.750%, 02/15/26	297,609
151,287	Series 1996-2, Class 1Z, 6.750%, 06/15/26	169,185
557,062	Series 1997-1, Class 2Z, 7.500%, 02/15/27	640,337
154,862	Series 1998-1, Class 2E, 7.000%, 03/15/28	162,122
		55,193,809
	Non-Agency CMO — 21.4%
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	252,515
	Banc of America Alternative Loan Trust,
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	138,677
125,591	Series 2004-6, Class 15, PO, 07/25/19	96,577
	Banc of America Funding Corp.,
215,650	Series 2003-1, Class A, PO, 05/20/33	108,941
495,667	Series 2003-3, Class 1A33, 5.500%, 10/25/33	386,801
128,550	Series 2004-1, Class PO, PO, 03/25/34	79,701
1,000,000	Series 2005-6, Class 2A7, 5.500%, 10/25/35	730,612
212,365	Series 2005-7, Class 30, PO, 11/25/35	148,957
577,954	Series 2005-E, Class 4A1, VAR, 4.517%, 03/20/35	408,413
	Banc of America Mortgage Securities, Inc.,
103,516	Series 2002-10, Class A, PO, 11/25/32	53,891
63,798	Series 2003-8, Class A, PO, 11/25/33	34,748
65,846	Series 2004-4, Class A, PO, 05/25/34	38,040
514,385	Series 2004-5, Class 2A2, 5.500%, 06/25/34	314,134
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	79,536
219,928	Series 2004-6, Class A, PO, 07/25/34	115,584
289,581	Series 2004-7, Class 1A19, PO, 08/25/34	182,566
200,000	Series 2004-E, Class 2A5, VAR, 4.110%, 06/25/34	154,678
526,289	Series 2004-J, Class 3A1, VAR, 5.066%, 11/25/34	382,384
	Bear Stearns Adjustable Rate Mortgage Trust,
326,822	Series 2003-7, Class 3A, VAR, 4.955%, 10/25/33 (i)	239,551
886,964	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	562,749
	Citicorp Mortgage Securities, Inc.,
1,103,542	Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,077,333
577,268	Series 2004-5, Class 2A5, 4.500%, 08/25/34	512,608
	Citigroup Mortgage Loan Trust, Inc.,
66,834	Series 2003-UP3, Class A3, 7.000%, 09/25/33	58,361

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
84,651	Series 2003-UST1, Class 1, PO, 12/25/18	55,203
47,631	Series 2003-UST1, Class 3, PO, 12/25/18	32,090
180,979	Series 2003-UST1, Class A1, 5.500%, 12/25/18	175,493
195,552	Series 2005-1, Class 2A1A, VAR, 5.708%, 04/25/35	104,968
	Countrywide Alternative Loan Trust,
241,898	Series 2002-8, Class A4, 6.500%, 07/25/32	220,870
88,591	Series 2003-J1, Class PO, PO, 10/25/33	64,305
1,458,397	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	835,791
200,000	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	146,389
287,890	Series 2005-5R, Class A1, 5.250%, 12/25/18	252,264
2,269,052	Series 2005-22T1, Class A2, IF, IO, 4.599%, 06/25/35	119,203
188,220	Series 2005-26CB, Class A10, IF, 12.196%, 07/25/35	123,155
1,181,600	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	715,824
600,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	353,525
2,096,938	Series 2005-J1, Class 1A4, IF, IO, 4.629%, 02/25/35	112,134
200,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37	83,812
	Countrywide Home Loan Mortgage Pass-Through Trust,
652,937	Series 2003-26, Class 1A6, 3.500%, 08/25/33	523,161
74,470	Series 2003-34, Class A11, 5.250%, 09/25/33	51,309
186,364	Series 2003-44, Class A6, PO, 10/25/33	98,480
201,138	Series 2003-J7, Class 4A3, IF, 9.166%, 08/25/18	134,002
186,071	Series 2004-7, Class 2A1, VAR, 4.037%, 06/25/34	121,114
108,158	Series 2004-HYB1, Class 2A, VAR, 5.122%, 05/20/34	71,821
146,033	Series 2004-HYB3, Class 2A, VAR, 4.146%, 06/20/34	79,907
661,416	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	544,873
110,278	Series 2004-J8, Class A, PO, 11/25/19	77,358
500,000	Series 2005-16, Class A23, 5.500%, 09/25/35	351,898
627,618	Series 2005-22, Class 2A1, VAR, 5.246%, 11/25/35	326,961
117,091	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	81,391
304,785	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	199,718
	First Horizon Asset Securities, Inc.,
414,877	Series 2003-3, Class 1A4, 3.900%, 05/25/33	359,601
404,345	Series 2004-AR7, Class 2A1, VAR, 4.911%, 02/25/35	321,846
300,000	Series 2004-AR7, Class 2A2, VAR, 4.911%, 02/25/35	212,810
384,578	Series 2005-AR1, Class 2A2, VAR, 4.999%, 04/25/35	296,996
650,000	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 3A4, VAR, 4.855%, 06/19/35	283,110
	GSR Mortgage Loan Trust,
477,637	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	330,162
1,000,000	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	796,792
474,369	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	437,516
61,977	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	46,100
2,739,029	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.682%, 08/25/35	20,479
	MASTR Adjustable Rate Mortgages Trust,
288,316	Series 2004-13, Class 2A1, VAR, 4.555%, 04/21/34	220,388
1,100,000	Series 2004-13, Class 3A6, VAR, 3.788%, 11/21/34	800,524
	MASTR Alternative Loans Trust,
425,711	Series 2003-9, Class 8A1, 6.000%, 01/25/34	361,588
1,061,913	Series 2004-4, Class 10A1, 5.000%, 05/25/24	877,406
441,336	Series 2004-6, Class 7A1, 6.000%, 07/25/34	343,966
63,656	Series 2004-7, Class 30, PO, 08/25/34	44,790
446,468	Series 2004-8, Class 6A1, 5.500%, 09/25/19	392,752
560,311	Series 2004-10, Class 1A1, 4.500%, 09/25/19	471,711
	MASTR Asset Securitization Trust,
83,533	Series 2003-4, Class 2A2, 5.000%, 05/25/18	82,245
172,784	Series 2003-11, Class 6A2, 4.000%, 12/25/33	165,264
202,569	Series 2003-12, Class 15, PO, 12/25/18	141,402
284,391	Series 2004-6, Class 15, PO, 05/25/19	192,663
274,348	Series 2004-8, Class PO, PO, 08/25/19	191,371
483,615	Series 2004-10, Class 15, PO, 10/25/19	350,235
936,852	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	569,138
126,165	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.791%, 02/25/35	59,068
104,627	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	91,999
	Residential Accredit Loans, Inc.,
257,453	Series 2002-QS8, Class A5, 6.250%, 06/25/17	256,810
803,135	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	626,770
601,111	Series 2003-QS14, Class A1, 5.000%, 07/25/18	556,779
184,366	Series 2003-QS18, Class A1, 5.000%, 09/25/18	170,769
63,160	Series 2003-QS3, Class A2, IF, 15.463%, 02/25/18	55,141
216,264	Series 2003-QS3, Class A8, IF, IO, 7.129%, 02/25/18	17,297

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
498,663	Series 2003-QS9, Class A3, IF, IO, 7.079%, 05/25/18	42,849
80,886	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	69,084
	Residential Funding Mortgage Securities I,
180,893	Series 2003-S11, Class A1, 2.500%, 06/25/18	180,316
165,000	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	164,403
390,226	Series 2003-S7, Class A17, 4.000%, 05/25/33	309,086
306,332	Series 2005-SA4, Class 1A1, VAR, 5.011%, 09/25/35	194,235
25,219	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class 1, PO, 12/25/18	20,794
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.965%, 06/25/34	259,398
	Structured Asset Securities Corp.,
483,585	Series 2003-8, Class 1A2, 5.000%, 04/25/18	472,700
283,940	Series 2004-20, Class 1A3, 5.250%, 11/25/34	261,993
	WaMu Mortgage Pass-Through Certificates,
56,814	Series 2003-AR8, Class A, VAR, 4.281%, 08/25/33	42,378
850,829	Series 2003-S10, Class A5, 5.000%, 10/25/18	782,877
65,448	Series 2003-S10, Class A6, PO, 10/25/18	42,568
292,782	Series 2003-S4, Class 3A, 5.500%, 06/25/33	254,613
452,456	Series 2003-S8, Class A4, 4.500%, 09/25/18	356,817
111,655	Series 2004-AR3, Class A2, VAR, 4.243%, 06/25/34	78,953
905,378	Series 2004-S3, Class 2A3, IF, 17.542%, 07/25/34	769,555
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
2,917,720	Series 2005-2, Class 1A4, IF, IO, 4.579%, 04/25/35	149,268
1,011,781	Series 2005-2, Class 2A3, IF, IO, 4.529%, 04/25/35	50,926
800,000	Series 2005-4, Class CB7, 5.500%, 06/25/35	606,606
102,033	Series 2005-4, Class DP, PO, 06/25/20	79,406
290,821	Series 2005-6, Class 2A4, 5.500%, 08/25/35	177,827
155,329	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.500%, 05/25/32	141,981
	Wells Fargo Mortgage Backed Securities Trust,
147,000	Series 2003-8, Class A9, 4.500%, 08/25/18	131,548
77,166	Series 2003-11, Class 1A, PO, 10/25/18	52,945
663,000	Series 2003-11, Class 1A4, 4.750%, 10/25/18	577,816
146,798	Series 2003-17, Class 2A4, 5.500%, 01/25/34	138,085
518,830	Series 2003-K, Class 1A2, VAR, 4.487%, 11/25/33	404,154
283,634	Series 2004-7, Class 2A2, 5.000%, 07/25/19	276,897
418,525	Series 2004-EE, Class 3A1, VAR, 4.388%, 12/25/34	325,661
601,070	Series 2004-P, Class 2A1, VAR, 4.243%, 09/25/34	437,624
600,000	Series 2004-S, Class A5, VAR, 3.741%, 09/25/34	588,057
286,239	Series 2005-AR10, Class 2A4, VAR, 4.232%, 06/25/35	279,203
209,426	Series 2005-AR16, Class 2A1, VAR, 4.876%, 10/25/35	140,344
		31,220,831
	Total Collateralized Mortgage Obligations (Cost $93,220,325)	86,414,640
	Commercial Mortgage-Backed Securities — 1.7%
550,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.180%, 09/10/47	432,759
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	200,785
360,000	Series 2006-PW11, Class A4, VAR, 5.456%, 03/11/39	307,202
196,051	Series 2006-PW14, Class A1, 5.044%, 12/11/38	182,707
140,123	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.724%, 03/15/49	134,201
56,251	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.300%, 06/10/32	56,121
100,000	LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, VAR, 6.317%, 04/15/41	76,824
330,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	269,766
	Morgan Stanley Capital I,
179,190	Series 2006-IQ12, Class A1, 5.257%, 12/15/43	168,957
66,254	Series 2006-T23, Class A1, 5.682%, 08/12/41	62,973
200,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.086%, 08/15/39	172,245
450,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	435,622
	Total Commercial Mortgage-Backed Securities (Cost $2,893,617)	2,500,162
	Corporate Bonds — 15.8%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Corp., 7.125%, 02/15/11	140,368
45,765	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	39,868
		180,236

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Air Freight & Logistics — 0.0% (g)
50,000	United Parcel Service, Inc., 5.500%, 01/15/18	53,407
	Airlines — 0.1%
85,000	American Airlines Pass Through Trust 1999, 7.024%, 10/15/09	79,900
40,000	International Lease Finance Corp., 5.875%, 05/01/13	26,704
	UAL Pass-Through Trust,
49,137	Series 2001-1, 6.071%, 03/01/13	46,188
31,423	Series 2001-1, 6.201%, 09/01/10	29,224
		182,016
	Automobiles — 0.2%
350,000	Daimler Finance North America LLC, 7.200%, 09/01/09	339,581
	Beverages — 0.1%
50,000	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	54,368
20,000	Diageo Finance BV, (Netherlands), 5.300%, 10/28/15	19,254
		73,622
	Capital Markets — 2.5%
	Bear Stearns Cos., LLC (The),
100,000	5.700%, 11/15/14 (y)	97,630
250,000	6.400%, 10/02/17 (y)	259,795
	Credit Suisse USA, Inc.,
50,000	4.875%, 01/15/15	45,157
150,000	5.500%, 08/15/13	146,315
500,000	6.125%, 11/15/11	505,020
	Goldman Sachs Group, Inc. (The),
375,000	4.750%, 07/15/13	336,994
150,000	5.250%, 10/15/13	137,798
100,000	5.500%, 11/15/14	90,647
150,000	5.950%, 01/18/18	142,226
70,000	6.750%, 10/01/37	56,831
200,000	6.875%, 01/15/11	201,461
	Lehman Brothers Holdings, Inc.,
200,000	4.800%, 03/13/14 (d)	19,000
100,000	5.750%, 05/17/13 (d)	9,500
175,000	6.625%, 01/18/12 (d)	16,625
	Merrill Lynch & Co., Inc.,
100,000	4.790%, 08/04/10	97,223
120,000	5.450%, 07/15/14	118,623
135,000	6.150%, 04/25/13	133,770
80,000	6.400%, 08/28/17	80,149
90,000	6.875%, 04/25/18	94,142
	Morgan Stanley,
400,000	4.750%, 04/01/14	304,756
300,000	6.600%, 04/01/12	290,037
450,000	6.750%, 04/15/11	442,767
		3,626,466
	Chemicals — 0.4%
	Dow Chemical Co. (The),
110,000	6.000%, 10/01/12	106,264
150,000	6.125%, 02/01/11	150,204
30,000	7.375%, 11/01/29	28,253
80,000	Monsanto Co., 7.375%, 08/15/12	89,011
50,000	Potash Corp. of Saskatchewan, (Canada), 4.875%, 03/01/13	47,346
90,000	Praxair, Inc., 5.250%, 11/15/14	91,909
		512,987
	Commercial Banks — 1.5%
205,000	Bank of America Corp., 5.750%, 12/01/17	204,680
	Barclays Bank plc, (United Kingdom),
100,000	5.450%, 09/12/12	101,271
150,000	6.050%, 12/04/17 (e)	132,329
75,000	Branch Banking & Trust Co., 4.875%, 01/15/13	70,655
50,000	HSBC Holdings plc, (United Kingdom), 7.350%, 11/27/32	52,315
250,000	Huntington National Bank (The), 8.000%, 04/01/10	229,205
	Keycorp,
200,000	4.700%, 05/21/09	198,576
35,000	6.500%, 05/14/13	32,266
75,000	Marshall & Ilsley Corp., 5.350%, 04/01/11	67,869
20,000	National City Bank, VAR, 4.529%, 01/21/10	19,140
50,000	PNC Funding Corp., 5.250%, 11/15/15	48,156
50,000	Regions Financial Corp., 7.375%, 12/10/37	36,786
150,000	State Street Corp., 7.650%, 06/15/10	156,066
250,000	SunTrust Banks, Inc., 6.375%, 04/01/11	252,963
100,000	UBS AG, (Switzerland), 5.750%, 04/25/18	90,760
100,000	US Bancorp, 7.500%, 06/01/26	103,575
	Wachovia Bank N.A.,
250,000	6.600%, 01/15/38	271,227
100,000	7.800%, 08/18/10	99,251
		2,167,090
	Communications Equipment — 0.1%
80,000	Cisco Systems, Inc., 5.500%, 02/22/16	84,734

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — 0.1%
	International Business Machines Corp.,
150,000	5.390%, 01/22/09	150,033
50,000	6.220%, 08/01/27	54,582
		204,615
	Consumer Finance — 0.6%
	Capital One Financial Corp.,
65,000	5.700%, 09/15/11	60,613
185,000	6.250%, 11/15/13	158,582
	HSBC Finance Corp.,
150,000	5.000%, 06/30/15	133,146
150,000	5.250%, 01/15/14	142,168
20,000	John Deere Capital Corp., 4.500%, 04/03/13	19,145
	SLM Corp.,
150,000	Series A, 4.000%, 01/15/10	135,779
100,000	Series A, 5.375%, 01/15/13 (c)	73,312
100,000	Washington Mutual Finance Corp., 6.875%, 05/15/11 (d)	95,572
		818,317
	Diversified Financial Services — 2.7%
250,000	Associates Corp. of North America, 8.550%, 07/15/09	249,645
570,000	Bank of America Corp., 7.800%, 02/15/10	583,988
	Caterpillar Financial Services Corp.,
100,000	6.200%, 09/30/13	103,091
100,000	7.050%, 10/01/18	105,253
150,000	CIT Group, Inc., 7.625%, 11/30/12	126,625
	Citigroup, Inc.,
150,000	4.700%, 05/29/15	129,453
300,000	5.625%, 08/27/12 (c)	281,228
100,000	6.125%, 05/15/18	101,112
50,000	CME Group, Inc., 5.400%, 08/01/13	49,666
	General Electric Capital Corp.,
200,000	4.800%, 05/01/13 (c)	196,778
100,000	5.250%, 10/19/12	100,721
400,000	5.625%, 05/01/18	402,900
390,000	5.875%, 02/15/12	400,964
100,000	5.875%, 01/14/38 (c)	97,886
110,000	6.000%, 06/15/12	112,865
200,000	6.750%, 03/15/32	212,645
500,000	7.375%, 01/19/10 (c)	513,974
130,000	Textron Financial Corp., 5.125%, 02/03/11	97,843
		3,866,637
	Diversified Telecommunication Services — 1.8%
	AT&T, Inc.,
125,000	4.950%, 01/15/13	125,691
50,000	5.500%, 02/01/18	50,531
70,000	5.600%, 05/15/18	71,270
100,000	BellSouth Corp., 5.200%, 09/15/14	97,353
247,765	Bellsouth Telecommunications, Inc., 6.300%, 12/15/15	252,900
400,000	British Telecommunications plc, (United Kingdom), 8.625%, 12/15/10	411,480
180,000	France Telecom S.A., (France), 7.750%, 03/01/11	189,415
150,000	Nynex Capital Funding Co., SUB, 8.230%, 10/15/09	149,932
	Sprint Capital Corp.,
100,000	8.375%, 03/15/12	80,000
60,000	8.750%, 03/15/32	40,500
	Telecom Italia Capital S.A., (Luxembourg),
50,000	4.950%, 09/30/14	38,062
130,000	5.250%, 11/15/13	99,125
100,000	Telefonica Emisiones S.A.U., (Spain), 5.855%, 02/04/13	97,205
115,000	TELUS Corp., (Canada), 8.000%, 06/01/11	114,378
650,000	Verizon Global Funding Corp., 7.250%, 12/01/10	681,435
100,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	97,667
100,000	Verizon Virginia, Inc., Series A, 4.625%, 03/15/13	89,489
		2,686,433
	Electric Utilities — 0.8%
25,000	Alabama Power Co., 6.125%, 05/15/38	24,957
100,000	Carolina Power & Light Co., 5.125%, 09/15/13	100,315
100,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	94,588
40,000	Columbus Southern Power Co., 6.050%, 05/01/18	38,752
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	67,532
150,000	Exelon Generation Co. LLC, 6.950%, 06/15/11	145,605
	Florida Power & Light Co.,
30,000	5.950%, 10/01/33	33,167
30,000	5.950%, 02/01/38	33,415
15,000	Oncor Electric Delivery Co., 5.950%, 09/01/13 (e)	13,990
75,000	Pacific Gas & Electric Co., 5.625%, 11/30/17	76,814
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	73,209
65,000	PSEG Power LLC, 7.750%, 04/15/11	64,925
175,000	Public Service Co. of Oklahoma, Series G, 6.625%, 11/15/37	160,119
25,000	Public Service Electric & Gas Co., 6.330%, 11/01/13	25,446

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 0.8%
	Virginia Electric and Power Co.,
140,000	5.100%, 11/30/12	136,867
50,000	5.400%, 04/30/18	48,397
70,000	5.950%, 09/15/17	70,465
		1,208,563
	Food & Staples Retailing — 0.1%
150,000	Kroger Co. (The), 8.050%, 02/01/10	152,458
	Food Products — 0.2%
50,000	Kellogg Co., 4.250%, 03/06/13	48,420
	Kraft Foods, Inc.,
165,000	6.125%, 02/01/18	161,683
100,000	6.875%, 02/01/38	99,930
		310,033
	Gas Utilities — 0.1%
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	21,020
80,000	KeySpan Gas East Corp., 7.875%, 02/01/10	82,266
50,000	TransCanada Pipelines Ltd., (Canada), 4.000%, 06/15/13	45,899
		149,185
	Industrial Conglomerates — 0.2%
250,000	General Electric Co., 5.000%, 02/01/13	252,823
	Insurance — 1.6%
60,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	59,064
130,000	American International Group, Inc., 4.250%, 05/15/13	95,808
300,000	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	240,823
165,000	Genworth Global Funding Trusts, 5.200%, 10/08/10	130,296
200,000	Jackson National Life Global Funding, 6.125%, 05/30/12 (e)	183,847
100,000	John Hancock Global Funding II, 7.900%, 07/02/10 (e)	103,183
200,000	MassMutual Global Funding II, 3.500%, 03/15/10 (e)	195,133
100,000	Metropolitan Life Global Funding I, 5.200%, 09/18/13 (e)	90,514
150,000	Monumental Global Funding II, 4.375%, 07/30/09 (e)	148,814
100,000	Nationwide Financial Services, 6.250%, 11/15/11	93,661
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	247,446
145,000	Pacific Life Global Funding, 3.750%, 01/15/09 (e)	145,050
300,000	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	298,126
	Protective Life Secured Trusts,
85,000	4.000%, 10/07/09	82,192
200,000	4.000%, 04/01/11	180,311
25,000	Travelers Cos, Inc. (The), 5.800%, 05/15/18	24,083
		2,318,351
	Machinery — 0.0% (g)
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	24,169
	Media — 0.6%
125,000	Comcast Cable Communications LLC, 7.125%, 06/15/13 (c)	122,802
335,000	Comcast Cable Holdings LLC, 9.800%, 02/01/12	353,159
	Comcast Corp.,
100,000	5.500%, 03/15/11 (c)	97,884
50,000	5.900%, 03/15/16	47,740
100,000	Historic TW, Inc., 9.150%, 02/01/23	106,650
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	50,353
150,000	10.150%, 05/01/12	154,616
		933,204
	Metals & Mining — 0.1%
100,000	Alcoa, Inc., 5.550%, 02/01/17	78,696
40,000	BHP Billiton Finance USA Ltd., (Australia), 5.400%, 03/29/17	35,532
		114,228
	Multi-Utilities — 0.2%
50,000	Aquila, Inc., 11.875%, 07/01/12	50,500
	Duke Energy Carolinas LLC,
75,000	5.100%, 04/15/18 (c)	75,823
75,000	5.625%, 11/30/12	76,381
75,000	6.250%, 01/15/12	77,713
40,000	Sempra Energy, 8.900%, 11/15/13	40,387
		320,804
	Oil, Gas & Consumable Fuels — 0.3%
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	86,398
125,000	ConocoPhillips, 8.750%, 05/25/10	131,742
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	76,511
150,000	Marathon Oil Corp., 6.000%, 10/01/17	127,901
50,000	XTO Energy, Inc., 5.750%, 12/15/13	48,536
		471,088

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Paper & Forest Products — 0.2%
	International Paper Co.,
165,000	4.000%, 04/01/10	158,781
55,000	4.250%, 01/15/09	54,936
100,000	Weyerhaeuser Co., 6.750%, 03/15/12	89,515
		303,232
	Personal Products — 0.1%
91,524	Procter & Gamble — ESOP, Series A, 9.360%, 01/01/21	113,533
	Pharmaceuticals — 0.0% (g)
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	36,585
	Real Estate Investment Trusts (REITs) — 0.1%
100,000	HRPT Properties Trust, 6.650%, 01/15/18	50,924
	Simon Property Group LP,
50,000	5.625%, 08/15/14	33,349
45,000	6.100%, 05/01/16	28,756
		113,029
	Real Estate Management & Development — 0.0% (g)
30,000	ERP Operating LP, 4.750%, 06/15/09	29,475
	Road & Rail — 0.1%
	Burlington Northern Santa Fe Corp.,
60,000	6.125%, 03/15/09	60,133
150,000	7.125%, 12/15/10	153,751
		213,884
	Software — 0.1%
50,000	Oracle Corp., 5.750%, 04/15/18	52,298
50,000	Oracle Corp. and Ozark Holding, Inc., 5.250%, 01/15/16	50,906
		103,204
	Specialty Retail — 0.0% (g)
70,000	Home Depot, Inc., 5.400%, 03/01/16	62,644
	Thrifts & Mortgage Finance — 0.4%
250,000	Countrywide Home Loans, Inc., 4.000%, 03/22/11	237,999
300,000	Wachovia Mortgage FSB, 4.500%, 06/15/09	284,076
		522,075
	Water Utilities — 0.1%
100,000	American Water Capital Corp., 6.085%, 10/15/17	87,104
	Wireless Telecommunication Services — 0.3%
150,000	AT&T Wireless Services, Inc., 7.875%, 03/01/11	155,287
280,000	Sprint Nextel Corp., 6.000%, 12/01/16	197,400
50,000	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	45,850
		398,537
	Total Corporate Bonds (Cost $24,462,074)	23,034,349
	Foreign Government Security — 0.1%
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15 (Cost $101,797)	106,000
	Mortgage Pass-Through Securities — 10.9%
	Federal Home Loan Mortgage Corp.,
323,442	ARM, 4.158%, 04/01/34	323,495
225,779	ARM, 4.621%, 03/01/35	227,025
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
907,396	4.000%, 05/01/14 – 05/01/19	924,057
585,805	4.500%, 08/01/18 – 05/01/19	601,489
470,763	6.500%, 10/01/17 – 02/01/19	489,165
226,797	7.000%, 01/01/17	236,190
2,035	7.500%, 09/01/10	2,047
27,256	8.500%, 11/01/15	31,709
1,540	9.000%, 06/01/10	1,613
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
117,348	6.000%, 12/01/22	121,512
213,207	6.500%, 11/01/22	223,108
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
261,249	5.500%, 10/01/33	268,077
182,010	6.500%, 11/01/34	189,461
188,266	7.000%, 04/01/35	197,850
293,428	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 07/01/29	302,609
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
52,444	10.000%, 01/01/20 – 09/01/20	56,689
4,074	12.000%, 07/01/19	4,716
	Federal National Mortgage Association,
281,190	ARM, 3.924%, 07/01/33	277,424
283,421	ARM, 4.274%, 05/01/35	285,655
13,734	ARM, 4.401%, 03/01/29	13,663
222,796	ARM, 4.434%, 10/01/34	224,442
286,127	ARM, 4.464%, 01/01/34	287,292
534,507	ARM, 4.779%, 08/01/34	536,293
748,960	ARM, 4.828%, 01/01/35	752,909

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
5,151	ARM, 4.858%, 03/01/19	5,120
273,029	ARM, 4.861%, 04/01/33	271,359
87,733	ARM, 4.891%, 04/01/34	89,888
	Federal National Mortgage Association, 15 Year, Single Family,
571,598	3.500%, 09/01/18 – 06/01/19	562,691
3,016,686	4.000%, 07/01/18 – 12/01/18	3,095,335
597,426	4.500%, 07/01/18 – 12/01/19	613,390
63,057	5.000%, 06/01/18	65,095
467,071	6.000%, 03/01/18 – 07/01/19	485,990
158,877	6.500%, 08/01/20	165,080
43,017	8.000%, 11/01/12	44,890
	Federal National Mortgage Association, 20 Year, Single Family,
360,995	6.500%, 03/01/19 – 12/01/22	377,929
	Federal National Mortgage Association, 30 Year FHA/VA,
109,850	8.500%, 10/01/26 – 06/01/30	118,378
105,230	9.000%, 04/01/25	114,832
	Federal National Mortgage Association, 30 Year, Single Family,
367,582	3.000%, 09/01/31	348,314
321,324	4.500%, 08/01/33	326,656
351,720	6.000%, 01/01/29 – 03/01/33	366,939
8,765	7.000%, 08/01/32	9,273
244,528	8.000%, 03/01/27 – 11/01/28	259,012
	Federal National Mortgage Association, Other,
316,271	4.000%, 09/01/13	320,700
733,327	4.500%, 11/01/14 – 01/01/25	748,923
168,135	5.500%, 09/01/33	172,766
3,210	6.000%, 05/01/09	3,226
515,650	6.500%, 10/01/35	535,792
	Government National Mortgage Association II, 30 Year, Single Family,
36,397	8.000%, 11/20/26 – 01/20/27	38,671
4,707	8.500%, 05/20/25	5,033
47,773	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	50,872
	Government National Mortgage Association, 30 Year, Single Family,
15,125	6.500%, 10/15/28	15,897
33,338	7.000%, 06/15/33	35,522
9,482	7.500%, 09/15/28	10,048
9,163	8.000%, 09/15/22 – 05/15/28	9,761
	Total Mortgage Pass-Through Securities (Cost $15,413,446)	15,845,872
	Municipal Bond — 0.1%
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, Series 2003, GO, 5.100%, 06/01/33 (Cost $160,000)	140,157
	Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, (Supranational), 5.200%, 05/21/13 (Cost $49,895)	44,527
	U.S. Treasury Obligations — 11.5%
	U.S. Treasury Bonds Coupon STRIPS,
825,000	02/15/15 (m)	707,562
360,000	08/15/15 (c)	303,078
2,585,000	11/15/15 (c)	2,191,721
3,300,000	02/15/16 (m)	2,736,182
1,215,000	05/15/16	1,003,507
200,000	08/15/16 (c)	161,681
2,900,000	11/15/16 (c)	2,343,670
4,600,000	05/15/17 (c) (m)	3,669,112
2,900,000	11/15/17 (c)	2,251,368
1,250,000	02/15/19 (c)	923,242
300,000	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	478,564
	Total U.S. Treasury Obligations (Cost $14,322,495)	16,769,687
	Total Long-Term Investments (Cost $152,505,129)	146,311,469

SHARES
Investments of Cash Collateral for Securities on Loan — 5.6%
	Investment Company — 5.6%
8,193,584	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $8,193,584)	8,193,584
	Total Investments — 106.0% (Cost $160,698,713)	154,505,053
	Liabilities in Excess of Other Assets — (6.0)%	(8,683,206)
	NET ASSETS — 100.0%	$145,821,847

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

JPMorgan Insurance Trust Core Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

ARM—	Adjustable Rate Mortgage

CMO —	Collateralized Mortgage Obligation

ESOP —	Employee Stock Ownership Program

FHA—	Federal Housing Administration

GO—	General Obligation

GMAC—	General Motors Acceptance Corp.

HB—	High Coupon Bonds (a.k.a. ″IOettes″) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2008. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The rate shown is the rate in effect as of December 31, 2008

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(e) —	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(y)—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$145,954,044
Investments in affiliates, at value	8,551,009
Total investment securities, at value	154,505,053
Receivables:
Investment securities sold	21,835
Portfolio shares sold	531
Interest and dividends	914,998
Total Assets	155,442,417

LIABILITIES:
Payables:
Due to custodian	1,111,306
Collateral for securities lending program	8,193,584
Portfolio shares redeemed	194,321
Accrued liabilities:
Investment advisory fees	45,414
Administration fees	15,192
Distribution fees	3
Custodian and accounting fees	10,129
Trustees’ and Chief Compliance Officer’s fees	394
Other	50,227
Total Liabilities	9,620,570
Net Assets	$145,821,847

NET ASSETS:
Paid in capital	145,092,911
Accumulated undistributed (distributions in excess of) net investment income	8,697,344
Accumulated net realized gains (losses)	(1,774,748)
Net unrealized appreciation (depreciation)	(6,193,660)
Total Net Assets	$145,821,847

Net Assets:
Class 1	$145,805,357
Class 2	16,490
Total	$145,821,847
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	13,326,863
Class 2	1,511

Net asset value, offering and redemption price per share
Class 1	$10.94
Class 2	$10.92

Cost of investments in non-affiliates	$152,155,183
Cost of investments in affiliates	8,543,530
Market value of securities on loan	7,918,207

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$9,612,213
Dividend income from affiliates (a)	37,804
Interest income from affiliates	24,236
Income from securities lending (net)	70,385
Total investment income	9,744,638

EXPENSES:
Investment advisory fees	690,513
Administration fees	178,153
Distribution Fees — Class 2	40
Custodian and accounting fees	84,411
Interest expense to affiliates	2,810
Professional fees	57,377
Trustees’ and Chief Compliance Officer’s fees	1,887
Printing and mailing costs	33,674
Transfer agent fees	11,046
Other	27,017
Total expenses	1,086,928
Less amounts waived	(48,192)
Less earnings credits	(114)
Net expenses	1,038,622
Net investment income (loss)	8,706,016

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	660,369
Investments in affiliates	(1,868)
Net realized gain (loss)	658,501
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(7,148,675)
Investments in affiliates	24,184
Change in net unrealized appreciation (depreciation)	(7,124,491)
Net realized/unrealized gains (losses)	(6,465,990)
Change in net assets resulting from operations	$2,240,026

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,706,016	$9,909,273
Net realized gain (loss)	658,501	181,031
Change in net unrealized appreciation (depreciation)	(7,124,491)	2,902,437
Change in net assets resulting from operations	2,240,026	12,992,741

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(9,898,971)	(12,615,792)
Class 2
From net investment income	(857)	(761)
Total distributions to shareholders	(9,899,828)	(12,616,553)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions:	(38,296,723)	(60,753,465)

NET ASSETS:
Change in net assets	(45,956,525)	(60,377,277)
Beginning of period	191,778,372	252,155,649
End of period	$145,821,847	$191,778,372
Accumulated undistributed (distributions in excess of) net investment income	$8,697,344	$9,891,156

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$15,589,934	$24,555,906
Dividends reinvested	9,898,971	12,615,792
Cost of shares redeemed	(63,786,407)	(97,925,924)
Change in net assets from Class 1 capital transactions	$(38,297,502)	$(60,754,226)
Class 2
Dividends reinvested	$857	$761
Cost of shares redeemed	(78)	—
Change in net assets from Class 2 capital transactions	$779	$761
Total change in net assets from capital transactions	$(38,296,723)	$(60,753,465)

SHARE TRANSACTIONS:
Class 1
Issued	1,393,709	2,208,976
Reinvested	899,907	1,156,351
Redeemed	(5,774,883)	(8,880,045)
Change in Class 1 shares	(3,481,267)	(5,514,718)
Class 2
Reinvested	78	70
Redeemed	(7)	—
Change in Class 2 shares	71	70

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Year Ended December 31, 2008	$11.41	$0.56	(f)	$(0.41)	$0.15	$(0.62)
Year Ended December 31, 2007	11.30	0.51	(f)	0.17	0.68	(0.57)
Year Ended December 31, 2006	11.26	0.54		(0.08)	0.46	(0.42)
Year Ended December 31, 2005	11.45	0.40		(0.14)	0.26	(0.45)
Year Ended December 31, 2004	11.58	0.46		0.01	0.47	(0.60)

Class 2
Year Ended December 31, 2008	11.38	0.54	(f)	(0.41)	0.13	(0.59)
Year Ended December 31, 2007	11.29	0.49	(f)	0.16	0.65	(0.56)
August 16, 2006 (e) through December 31, 2006	11.00	0.18		0.11	0.29	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.94	1.31%	$145,805	0.60%	5.04%	0.63%	3%
11.41	6.21	191,762	0.60	4.62	0.65	4
11.30	4.23	252,140	0.65	4.52	0.70	13
11.26	2.39	327,339	0.74	4.54	0.79	17
11.45	4.13	234,961	0.75	4.79	0.79	15

10.92	1.15	17	0.85	4.83	0.87	3
11.38	5.93	16	0.85	4.36	0.91	4
11.29	2.64	15	0.84	4.29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Core Bond Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices.	$8,193,584	$—
Level 2 — Other significant observable inputs.	146,311,469	—
Level 3 — Significant unobservable inputs.	—	—
Total	$154,505,053	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

Affiliate	Value at 12/31/07	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income†	Principal Amount ($)/ Shares at 12/31/08	Value at 12/31/08
Bear Stearns Cos., LLC (The), 3.250%, 03/25/09*	$96,831	$—	$98,096	$(1,868)	$2,510	$—	$—
Bear Stearns Cos., LLC (The), 5.700%, 11/15/14*	94,830	—	—	—	5,704	$100,000	97,630
Bear Stearns Cos., LLC (The), 6.400%, 10/02/17*	241,540	—	—	—	16,022	$250,000	259,795
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	7,750,727	17,820,375	25,571,102	—	35,939	—	—
JPMorgan Prime Money Market Fund, Capital Shares**	—	27,653,077	19,459,493	—	—	8,193,584	8,193,584
	$8,183,928			$(1,868)	$60,175		$8,551,009

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

**	Represents investment of cash collateral related to securities on loan, as described below in Note 2.E. Dividend income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

†	Does not include the reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in notes 2E and 3A.

C.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2008:

Value	Percentage
$273,889	0.2%

D.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

E.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

Securities Lending Agreement requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. The Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). The Portfolio invested a portion of the cash collateral it received in the JPMorgan Prime Money Market Fund. The Advisor of the Portfolio waived $1,693 of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Portfolio’s investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Portfolio. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The risk of loss associated with such investments is borne by the Portfolio and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Portfolio had securities with the following values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB
$7,918,207	$8,193,584	$3,401

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

H.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $1,865.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008 the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the year ended December 31, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the year ended December 31, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $48,192. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$5,076,226	$25,421,701	$20,685	$11,289,516

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$160,698,719	$5,583,127	$11,776,793	$(6,193,666)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$9,899,828	$9,899,828

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$12,616,553	$12,616,553

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$8,703,519	$(1,774,744)	$(6,193,666)

The cumulative timing differences primarily consist of Trustee deferred compensation.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

Expires
2014	Total
$1,774,744	$1,774,744

During the year ended December 31, 2008, the Portfolio utilized capital loss carryforwards of $658,450.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   27

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   29

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   31

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,000.90	$3.02	0.60%
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class 2
Actual	1,000.00	1,000.00	4.27	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the JPMorgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fourth, second and first quintiles for the Class 1 shares for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual

34   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for the Class 1 shares was in the first quintile and the actual total expenses for the Class 1 shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMorgan Distribution Services, Inc. related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   35

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITCBP-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Diversified Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Trustees	21
Officers	23
Schedule of Shareholder Expenses	24
Board Approval of Investment Advisory Agreement	25
Tax Letter	28

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$123,312,964
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities,* returned –34.80%** (Class 1 Shares) for the 12 months ended December 31, 2008, compared to the –37.00% return for the S&P 500 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio outperformed its benchmark for the period due primarily to stock selection in the semiconductor, energy and financial sectors, market conditions contributed to the Portfolio’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, an overweight in Xilinx Inc., a programmable logic leader, contributed to performance. The company’s shares rallied after it soundly beat earnings expectations due to strong sales of new products and solid operating margins. An overweight in Wells Fargo & Co., a diversified financial services company, also helped returns. The company’s shares were relatively strong in 2008, as the company weathered the financial crisis better than most of its peers by staying well-capitalized and avoiding too much exposure to sub-prime mortgages. Railroad operator Norfolk Southern Corp. supported performance. The company’s shares benefited from record earnings due to improved pricing. Additionally, the company was buoyed by increased demand, as high fuel costs forced many firms to transport their goods by rail, a more fuel-efficient method.

On the negative side, stock selection in the capital market, utility and consumer cyclical sectors hurt returns. At the individual stock level, an underweight in Southern Co., a public utility holding company, detracted from performance. The stock held up well through the economic downturn, as earnings consistently met street estimates due to higher revenues in its regulated power business. However, the Portfolio did not own enough of the stock for it to benefit results. International Game Technology, a casino gaming company, also hindered results. Litigation troubles over an alleged patent violation weighed on the stock. In addition, a significant loss of market share led to increased uncertainty, as management undertook a massive reorganization designed to reduce costs. An overweight in Merck & Co. Inc., a pharmaceutical firm, hurt returns. The company’s shares steadily declined during 2008, as management forecasted lower earnings and flat sales for 2009. Additionally, investors were concerned about the potential impact on Vytorin sales following the unfavorable research.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was constructed based on the period’s underlying theme that a recession could be triggered by fallout in the housing and financial sectors. As a result, higher-quality, less distressed companies fared better during this period, and equity valuations became more attractive.

The Portfolio utilized active stock selection with a systematic valuation process, investing in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. We also limited the Portfolio’s cash position in order to remain as fully invested as possible.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.3%
2.	Cisco Systems, Inc.	3.0
3.	Merck & Co., Inc.	2.9
4.	Microsoft Corp.	2.7
5.	Procter & Gamble Co.	2.7
6.	Hewlett-Packard Co.	2.4
7.	Norfolk Southern Corp.	2.2
8.	Abbott Laboratories	2.2
9.	Wells Fargo & Co.	2.1
10.	Coca-Cola Co. (The)	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.9%
Health Care	14.9
Consumer Staples	13.3
Financials	12.7
Energy	11.7
Consumer Discretionary	9.2
Industrials	8.5
Telecommunication Services	3.6
Utilities	3.3
Materials	3.0
Others (each less than 1.0%)	0.5
Short-Term Investment	2.4

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	(34.80)%	(1.74)%	(1.96)%
CLASS 2 SHARES	8/16/06	(34.94)	(1.86)	(2.02)

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.0%
	Aerospace & Defense — 3.0%
12,840	Boeing Co.	547,883
18,570	Honeywell International, Inc.	609,653
6,990	Northrop Grumman Corp.	314,830
41,250	United Technologies Corp.	2,211,000
		3,683,366
	Auto Components — 0.9%
61,660	Johnson Controls, Inc.	1,119,746
	Beverages — 3.0%
50,670	Coca-Cola Co. (The)	2,293,831
4,570	Coca-Cola Enterprises, Inc.	54,977
25,330	PepsiCo, Inc.	1,387,324
		3,736,132
	Biotechnology — 2.9%
1,460	Alexion Pharmaceuticals, Inc. (a)	52,837
14,138	Amgen, Inc. (a)	816,470
20,310	Celgene Corp. (a)	1,122,737
31,310	Gilead Sciences, Inc. (a)	1,601,193
		3,593,237
	Capital Markets — 3.8%
4,730	Ameriprise Financial, Inc.	110,493
14,020	Bank of New York Mellon Corp. (The)	397,187
21,115	Goldman Sachs Group, Inc. (The)	1,781,895
12,960	Merrill Lynch & Co., Inc.	150,854
74,612	Morgan Stanley	1,196,776
17,320	State Street Corp.	681,196
22,820	TD AMERITRADE Holding Corp. (a)	325,185
		4,643,586
	Chemicals — 2.7%
2,200	Air Products & Chemicals, Inc.	110,594
6,640	Dow Chemical Co. (The)	100,198
13,300	E.l. du Pont de Nemours & Co.	336,490
10,560	Ecolab, Inc.	371,184
5,080	Monsanto Co.	357,378
34,820	Praxair, Inc.	2,066,915
500	Rohm & Haas Co.	30,895
		3,373,654
	Commercial Banks — 3.1%
5,790	Comerica, Inc.	114,931
25,630	KeyCorp	218,368
800	M&T Bank Corp. (c)	45,928
3,440	SunTrust Banks, Inc.	101,618
27,990	U.S. Bancorp	700,030
87,426	Wells Fargo & Co.	2,577,318
1,000	Zions Bancorp	24,510
		3,782,703
	Communications Equipment — 5.4%
224,920	Cisco Systems, Inc. (a)	3,666,196
130,340	Corning, Inc.	1,242,140
13,070	Juniper Networks, Inc. (a)	228,856
1,600	Nokia OYJ, (Finland), ADR	24,960
42,460	QUALCOMM, Inc.	1,521,342
		6,683,494
	Computers & Peripherals — 4.9%
12,087	Apple, Inc. (a)	1,031,625
81,610	Hewlett-Packard Co.	2,961,627
18,722	International Business Machines Corp.	1,575,644
22,940	NetApp, Inc. (a)	320,472
10,240	SanDisk Corp. (a)	98,304
3,500	Sun Microsystems, Inc. (a)	13,370
		6,001,042
	Construction & Engineering — 0.1%
2,190	Fluor Corp.	98,265
	Consumer Finance — 0.5%
8,020	American Express Co.	148,771
14,600	Capital One Financial Corp.	465,594
		614,365
	Diversified Consumer Services — 0.3%
4,160	ITT Educational Services, Inc. (a)	395,117
	Diversified Financial Services — 2.2%
117,257	Bank of America Corp.	1,650,978
92,844	Citigroup, Inc.	622,983
609	CME Group, Inc.	126,739
9,720	NYSE Euronext	266,134
		2,666,834
	Diversified Telecommunication Services — 3.5%
74,293	AT&T, Inc.	2,117,350
64,602	Verizon Communications, Inc.	2,190,008
		4,307,358
	Electric Utilities — 3.0%
24,120	American Electric Power Co., Inc.	802,714
13,060	Edison International	419,487
24,010	Exelon Corp.	1,335,196
11,840	FirstEnergy Corp.	575,187
4,570	FPL Group, Inc.	230,008
28,170	NV Energy, Inc.	278,602
		3,641,194

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 2.1%
5,620	Baker Hughes, Inc.	180,233
27,670	Halliburton Co.	503,041
8,530	Nabors Industries Ltd., (Bermuda) (a)	102,104
900	National Oilwell Varco, Inc. (a)	21,996
33,780	Schlumberger Ltd.	1,429,907
7,560	Smith International, Inc.	173,048
1,990	Transocean Ltd. (a)	94,028
8,630	Weatherford International Ltd. (a)	93,377
		2,597,734
	Food & Staples Retailing — 5.0%
37,490	CVS/Caremark Corp.	1,077,463
71,596	Safeway, Inc.	1,701,837
2,800	SUPERVALU, Inc.	40,880
74,050	SYSCO Corp.	1,698,707
30,200	Wal-Mart Stores, Inc.	1,693,012
		6,211,899
	Food Products — 1.0%
2,440	General Mills, Inc.	148,230
1,139	JM Smucker Co. (The)	49,387
38,038	Kraft Foods, Inc., Class A	1,021,320
		1,218,937
	Health Care Equipment & Supplies — 1.1%
1,720	C.R. Bard, Inc.	144,927
14,300	Covidien Ltd.	518,232
13,280	Medtronic, Inc.	417,258
7,280	Zimmer Holdings, Inc. (a)	294,257
		1,374,674
	Health Care Providers & Services — 2.3%
17,080	Aetna, Inc.	486,780
23,930	Cardinal Health, Inc.	824,867
11,610	McKesson Corp.	449,655
5,080	Medco Health Solutions, Inc. (a)	212,903
5,990	UnitedHealth Group, Inc.	159,334
17,000	WellPoint, Inc. (a)	716,210
		2,849,749
	Hotels, Restaurants & Leisure — 1.2%
13,100	Carnival Corp.	318,592
900	Darden Restaurants, Inc.	25,362
60,040	International Game Technology	713,876
14,030	Royal Caribbean Cruises Ltd. (c)	192,912
3,000	Wyndham Worldwide Corp.	19,650
5,790	Yum! Brands, Inc.	182,385
		1,452,777
	Household Durables — 0.3%
15,560	D.R. Horton, Inc.	110,009
13,468	KB Home	183,434
900	Toll Brothers, Inc. (a)	19,287
		312,730
	Household Products — 2.9%
3,730	Kimberly-Clark Corp.	196,720
53,699	Procter & Gamble Co.	3,319,672
		3,516,392
	Industrial Conglomerates — 1.1%
79,705	General Electric Co.	1,291,221
5,350	Textron, Inc.	74,205
		1,365,426
	Insurance — 3.2%
15,080	ACE Ltd., (Switzerland)	798,034
6,210	Aflac, Inc.	284,666
2,740	AON Corp.	125,163
4,620	Axis Capital Holdings Ltd., (Bermuda)	134,534
95	Berkshire Hathaway, Inc., Class B (a)	305,330
1,320	Everest Re Group Ltd., (Bermuda)	100,505
3,930	Hartford Financial Services Group, Inc.	64,531
19,760	MetLife, Inc. (c)	688,834
6,740	Prudential Financial, Inc.	203,952
20,068	RenaissanceRe Holdings Ltd., (Bermuda)	1,034,706
3,450	Travelers Cos., Inc. (The)	155,940
		3,896,195
	Internet & Catalog Retail — 0.2%
5,380	Amazon.com, Inc. (a)	275,886
	Internet Software & Services — 1.6%
5,765	Google, Inc., Class A (a)	1,773,602
18,150	Yahoo!, Inc. (a)	221,430
		1,995,032
	IT Services — 0.1%
3,800	Genpact Ltd., (Bermuda) (a)	31,236
1,600	Infosys Technologies Ltd., (India), ADR	39,312
2,400	Paychex, Inc.	63,072
		133,620
	Machinery — 1.7%
16,830	Caterpillar, Inc.	751,796
9,570	Danaher Corp.	541,758
1,000	Deere & Co.	38,320
24,860	PACCAR, Inc. (c)	710,996
		2,042,870

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 3.6%
123,630	News Corp., Class A	1,123,796
199,080	Time Warner, Inc.	2,002,745
57,710	Walt Disney Co. (The)	1,309,440
		4,435,981
	Metals & Mining — 0.2%
5,570	Freeport-McMoRan Copper & Gold, Inc.	136,131
4,590	United States Steel Corp.	170,748
		306,879
	Multiline Retail — 0.3%
11,450	Kohl’s Corp. (a)	414,490
	Multi-Utilities — 0.4%
44,390	CMS Energy Corp.	448,783
	Oil, Gas & Consumable Fuels — 9.6%
5,690	Anadarko Petroleum Corp.	219,349
9,020	Apache Corp.	672,261
10,730	Chevron Corp.	793,698
2,300	ConocoPhillips	119,140
6,080	Devon Energy Corp.	399,517
800	EOG Resources, Inc.	53,264
81,509	Exxon Mobil Corp.	6,506,863
5,690	Hess Corp.	305,212
14,580	Marathon Oil Corp.	398,909
33,240	Occidental Petroleum Corp.	1,994,068
9,435	XTO Energy, Inc.	332,772
		11,795,053
	Paper & Forest Products — 0.0% (g)
8,700	Domtar Corp., (Canada) (a)	14,529
	Personal Products — 0.1%
4,370	Estee Lauder Cos., Inc. (The), Class A	135,295
	Pharmaceuticals — 8.5%
50,940	Abbott Laboratories	2,718,668
56,150	Bristol-Myers Squibb Co.	1,305,487
10,360	Eli Lilly & Co.	417,197
117,150	Merck & Co., Inc.	3,561,360
111,860	Schering-Plough Corp.	1,904,976
15,950	Wyeth	598,285
		10,505,973
	Real Estate Investment Trusts (REITs) — 0.0% (g)
700	Alexandria Real Estate Equities, Inc.	42,238
1,638	Apartment Investment & Management Co., Class A	18,919
		61,157
	Road & Rail — 2.6%
15,600	CSX Corp.	506,532
58,310	Norfolk Southern Corp.	2,743,485
		3,250,017
	Semiconductors & Semiconductor Equipment — 1.6%
32,730	Applied Materials, Inc.	331,555
15,770	KLA-Tencor Corp.	343,628
21,180	Lam Research Corp. (a)	450,710
14,240	Marvell Technology Group Ltd., (Bermuda) (a)	94,981
8,300	Novellus Systems, Inc. (a)	102,422
36,120	Xilinx, Inc.	643,659
		1,966,955
	Software — 3.2%
172,435	Microsoft Corp.	3,352,136
30,700	Oracle Corp. (a)	544,311
2,600	SAP AG, (Germany), ADR (c)	94,172
		3,990,619
	Specialty Retail — 1.7%
11,370	Advance Auto Parts, Inc.	382,600
92,940	Staples, Inc.	1,665,485
		2,048,085
	Textiles, Apparel & Luxury Goods — 0.7%
8,610	Nike, Inc., Class B	439,110
1,040	Polo Ralph Lauren Corp.	47,227
7,590	V.F. Corp.	415,704
		902,041
	Tobacco — 1.3%
38,850	Altria Group, Inc.	585,081
23,008	Philip Morris International, Inc.	1,001,078
		1,586,159
	Trading Companies & Distributors — 0.0% (g)
2,000	GATX Corp.	61,940
	Wireless Telecommunication Services — 0.1%
35,390	Sprint Nextel Corp. (a)	64,764
	Total Common Stocks (Cost $156,820,925)	119,572,734
	Investment Company — 0.3%
	Mutual Fund — 0.3%
9,230	iShares Dow Jones US Real Estate Index Fund (Cost $301,580)	343,633

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligation — 0.2%
290,000	U.S. Treasury Note, 4.875%, 06/30/09 (k) (Cost $294,668)	296,604
	Total Long-Term Investments (Cost $157,417,173)	120,212,971
SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
2,953,440	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $2,953,440)	2,953,440

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 1.3%
	Investment Company — 1.3%
1,637,150	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $1,637,150)	1,637,150
	Total Investments — 101.2% (Cost $162,007,763 )	124,803,561
	Liabilities in Excess of Other Assets — (1.2)%	(1,490,597)
	NET ASSETS — 100.0%	$123,312,964

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	S&P 500 Index	03/19/09	$2,025,225	$45,138

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Diversified Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$120,212,971
Investments in affiliates, at value	4,590,590
Total investment securities, at value	124,803,561
Cash	11,031
Receivables:
Investment securities sold	101,171
Portfolio shares sold	3,909
Interest and dividends	295,339
Variation margin on futures contracts	26,775
Total Assets	125,241,786

LIABILITIES:
Payables:
Investment securities purchased	102,839
Collateral for securities lending program	1,637,150
Portfolio shares redeemed	93,517
Accrued liabilities:
Investment advisory fees	36,313
Administration fees	9,439
Distribution fees	2
Custodian and accounting fees	4,093
Trustees’ and Chief Compliance Officer’s fees	770
Other	44,699
Total Liabilities	1,928,822
Net Assets	$123,312,964

NET ASSETS:
Paid in capital	$191,922,515
Accumulated undistributed (distributions in excess of) net investment income	2,894,624
Accumulated net realized gains (losses)	(34,345,111)
Net unrealized appreciation (depreciation)	(37,159,064)
Total Net Assets	$123,312,964

Net Assets:
Class 1	$123,301,034
Class 2	11,930
Total	$123,312,964

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	11,477,958
Class 2	1,114

Net asset value, offering and redemption price per share:
Class 1	$10.74
Class 2	10.71

Cost of investments in non-affiliates	$157,417,173
Cost of investments in affiliates	4,590,590
Value of securities on loan	1,621,550

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Diversified Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,320,166
Dividend income from affiliates (a)	75,798
Interest income from non-affiliates	11,976
Income from securities lending (net)	35,718
Total investment income	4,443,658

EXPENSES:
Investment advisory fees	1,081,329
Administration fees	201,970
Distribution fees — Class 2	39
Custodian and accounting fees	47,855
Interest expense to affiliates	11,496
Professional fees	46,390
Trustees’ and Chief Compliance Officer’s fees	2,169
Printing and mailing costs	88,886
Transfer agent fees	12,568
Other	34,476
Total expenses	1,527,178
Less amounts waived	(38,001)
Less earnings credits	(26)
Net expenses	1,489,151
Net investment income (loss)	2,954,507

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(31,964,843)
Futures	(277,361)
Net realized gain (loss)	(32,242,204)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(42,726,903)
Futures	34,698
Change in net unrealized appreciation (depreciation)	(42,692,205)
Net realized/unrealized gains (losses)	(74,934,409)
Change in net assets resulting from operations	$(71,979,902)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Equity Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,954,507	$2,773,180
Net realized gain (loss)	(32,242,204)	22,843,284
Change in net unrealized appreciation (depreciation)	(42,692,205)	(8,526,164)
Change in net assets resulting from operations	(71,979,902)	17,090,300

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(2,707,760)	(1,547,500)
From net realized gains	(23,367,478)	(6,576,752)
Class 2
From net investment income	(132)	(168)
From net realized gains	(1,531)	(779)
Total distributions to shareholders	(26,076,901)	(8,125,199)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(68,881,341)	133,194,409

NET ASSETS:
Change in net assets	(166,938,144)	142,159,510
Beginning of period	290,251,108	148,091,598
End of period	$123,312,964	$290,251,108
Accumulated undistributed (distributions in excess of) net investment income	$2,894,624	$2,693,101

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$9,082,428	$166,204,299
Dividends and distributions reinvested	26,075,238	8,124,252
Cost of shares redeemed	(104,040,593)	(41,135,089)
Change in net assets from Class 1 capital transactions	$(68,882,927)	$133,193,462
Class 2
Dividends and distributions reinvested	$1,663	$947
Cost of shares redeemed	(77)	—
Change in net assets from Class 2 capital transactions	$1,586	$947

Total change in net assets from capital transactions	$(68,881,341)	$133,194,409

SHARE TRANSACTIONS:
Class 1
Issued	665,305	9,200,592
Reinvested	1,744,163	481,580
Redeemed	(6,760,556)	(2,264,103)
Change in Class 1 Shares	(4,351,088)	7,418,069
Class 2
Reinvested	111	56
Redeemed	(5)	—
Change in Class 2 Shares	106	56

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Equity Portfolio
Class 1
Year Ended December 31, 2008	$18.34	$0.22	(f)	$(6.12)	$(5.90)	$(0.18)	$(1.52)	$(1.70)
Year Ended December 31, 2007	17.60	0.18		1.57	1.75	(0.19)	(0.82)	(1.01)
Year Ended December 31, 2006	15.28	0.19		2.26	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2005	15.08	0.13		0.21	0.34	(0.14)	—	(0.14)
Year Ended December 31, 2004	14.19	0.14		0.85	0.99	(0.10)	—	(0.10)

Class 2
Year Ended December 31, 2008	18.28	0.19	(f)	(6.11)	(5.92)	(0.13)	(1.52)	(1.65)
Year Ended December 31, 2007	17.58	0.16		1.54	1.70	(0.18)	(0.82)	(1.00)
August 16, 2006 (e) through December 31, 2006	15.84	0.05		1.69	1.74	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 10.74	(34.80)%	$123,301	0.76%	1.50%	0.78%	93%
18.34	10.45	290,233	0.73	1.12	0.73	116
17.60	16.15	148,075	0.85	1.05	0.87	129
15.28	2.33	151,133	0.94	0.78	0.95	74
15.08	7.05	178,123	0.91	1.01	0.92	84

10.71	(34.94)	12	1.01	1.30	1.04	93
18.28	10.12	18	0.99	0.85	0.99	116
17.58	10.98	17	1.05	0.82	1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Equity Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$124,387,825	$45,138	$—
Level 2 — Other significant observable inputs	415,736	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$124,803,561	$45,138	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Futures Contracts — The Portfolio may enter into futures contracts as substitutes for securities in which the Portfolio can invest. The Portfolio may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, served as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”).

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Portfolio, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Portfolio and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loaned securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, required that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Portfolio received payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Portfolio retained the interest on cash collateral investments but was required to pay the borrower a rebate for the use of the cash collateral.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). During the period the Portfolio invested a portion of the cash collateral it received in the JPMorgan Prime Money Market Fund. The Advisor of the Portfolio waived $335 of its fee, which offsets the shareholder servicing fees and administration fees incurred by JPMorgan Prime Money Market Fund on the Portfolio’s investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Portfolio. Subject to certain conditions, the applicable lending agent agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The risk of loss associated with such investments is borne by the Portfolio and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
$1,621,550	$1,637,150	$576	$1,166

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees and shareholder servicing fees.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(45,092)	$45,092

The reclassifications for the Portfolio relate primarily to distributions from investments in REITs.

I. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment advisory fees and/or reimbursed expenses as outlined in Note 3. E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $4,232.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The contractual expense limitation agreements were in effect for the year ended December 31, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the year ended December 31, 2008, the Advisor waived fees and/or reimbursed expenses for the Portfolio in the amount of $38,001. The Advisor does not expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$184,193,272	$276,299,835	$184,388	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$172,884,614	$753,085	$48,834,138	$(48,081,053)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$16,350,019	$9,726,882	$26,076,901

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$2,954,618	$5,170,581	$8,125,199

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,898,001	$(15,545,586)	$(48,081,053)

The cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016
$15,545,586

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $7,877,538.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Diversified Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Equity Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$733.10	$3.49	0.80%
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class 2
Actual	1,000.00	732.10	4.57	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the JPMorgan Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s
Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the first, second and third quintiles for the Class 1 shares for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for the Class 1 shares was in the third quintile and the actual total expenses for the Class 1 shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   27

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

25.44% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $9,726,884 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2008.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITDEP-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Trustees	19
Officers	21
Schedule of Shareholder Expenses	22
Board Approval of Investment Advisory Agreement	23
Tax Letter	26

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$66,532,912
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, which seeks to provide growth of capital by investing primarily in equity securities,* returned –43.78%** (Class 1 Shares) for the 12 months ended December 31, 2008, compared to the –44.32% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial service sectors, market conditions contributed to the Portfolio’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, contributed to performance. The company’s shares advanced after raising its fiscal year guidance, as students headed back to school amid a deteriorating economy. Another contributor to performance was Southwestern Energy Co. The natural gas producer advanced after it reported higher third-quarter profit and revenue that more than doubled on increased production.

On the negative side, stock selection in the technology and producer durable sectors hurt returns. At the individual stock level, Forest Oil Corp., an oil and gas company that acquires, explores, develops and produces natural gas, detracted from performance. The company was negatively impacted by weakness in oil and gas prices. General Cable Corp., which provides copper, aluminum and fiber optic wire and cable products, also hindered results. The company’s third-quarter earnings fell, as non-cash charges related to inventory valuations and higher interest expense offset an increase in operating income.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	Employing a bottom-up approach to stock selection, the portfolio management team focused on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for dominant franchises, with predictable business models deemed capable of achieving sustained above-average growth. Potential investments were subject to rigorous financial analysis and a disciplined approach to valuation. By avoiding large allocations contingent on macroeconomic or sector trends, the Portfolio maintained sector diversification.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ITT Educational Services, Inc.	2.7%
2.	Waste Connections, Inc.	2.6
3.	Humana, Inc.	2.4
4.	DaVita, Inc.	2.4
5.	Corrections Corp. of America	2.2
6.	Southwestern Energy Co.	2.2
7.	Amdocs Ltd., (United Kingdom)	2.2
8.	Ecolab, Inc.	2.1
9.	Harris Corp.	2.0
10.	Stericycle, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.7%
Industrials	19.2
Health Care	16.2
Consumer Discretionary	15.5
Financials	14.5
Energy	7.8
Materials	4.8
Telecommunication Services	1.8
Short-Term Investment	0.5

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	(43.78)%	(1.69)%	1.01%
CLASS 2 SHARES	8/16/06	(43.96)	(1.81)	0.95

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.9%
	Common Stocks — 99.9%
	Aerospace & Defense — 1.3%
14,490	Precision Castparts Corp.	861,865
	Auto Components — 0.6%
43,220	Gentex Corp.	381,633
	Biotechnology — 2.4%
22,790	Celgene Corp. (a)	1,259,831
5,300	Myriad Genetics, Inc. (a)	351,178
		1,611,009
	Capital Markets — 7.0%
7,190	Affiliated Managers Group, Inc. (a)	301,405
34,283	Investment Technology Group, Inc. (a)	778,910
21,700	Lazard Ltd., (Bermuda), Class A	645,358
18,440	Northern Trust Corp.	961,462
55,620	Och-Ziff Capital Management Group LLC, Class A	286,443
26,280	T. Rowe Price Group, Inc.	931,363
55,110	TD AMERITRADE Holding Corp. (a)	785,317
		4,690,258
	Chemicals — 4.1%
39,830	Ecolab, Inc.	1,400,025
15,900	Praxair, Inc.	943,824
37,050	Rockwood Holdings, Inc. (a)	400,140
		2,743,989
	Commercial Services & Supplies — 6.8%
91,630	Corrections Corp. of America (a)	1,499,067
25,040	Stericycle, Inc. (a)	1,304,083
55,340	Waste Connections, Inc. (a)	1,747,084
		4,550,234
	Communications Equipment — 4.6%
38,847	CommScope, Inc. (a)	603,682
28,600	F5 Networks, Inc. (a)	653,796
34,280	Harris Corp.	1,304,354
28,700	Juniper Networks, Inc. (a)	502,537
		3,064,369
	Computers & Peripherals — 0.9%
43,900	NetApp, Inc. (a)	613,283
	Construction & Engineering — 1.0%
31,020	Shaw Group, Inc. (The) (a)	634,979
	Containers & Packaging — 0.7%
13,200	Greif, Inc., Class A	441,276
	Diversified Consumer Services — 3.2%
18,700	ITT Educational Services, Inc. (a)	1,776,126
1,800	Strayer Education, Inc.	385,938
		2,162,064
	Diversified Financial Services — 2.7%
47,690	Interactive Brokers Group, Inc. (a)	853,174
11,400	IntercontinentalExchange, Inc. (a)	939,816
		1,792,990
	Diversified Telecommunication Services — 1.4%
110,290	tw telecom, inc. (a) (c)	934,156
	Electrical Equipment — 1.8%
3,420	First Solar, Inc. (a)	471,823
36,200	GT Solar International, Inc. (a)	104,618
14,710	Roper Industries, Inc.	638,561
		1,215,002
	Electronic Equipment, Instruments & Components — 3.4%
47,524	Amphenol Corp., Class A	1,139,626
17,130	Dolby Laboratories, Inc., Class A (a)	561,179
17,940	Flir Systems, Inc. (a)	550,399
		2,251,204
	Energy Equipment & Services — 2.1%
26,870	Cameron International Corp. (a)	550,835
12,260	Helmerich & Payne, Inc.	278,915
20,590	Oceaneering International, Inc. (a)	599,993
		1,429,743
	Health Care Equipment & Supplies — 3.0%
28,320	Dentsply International, Inc.	799,757
53,020	Hologic, Inc. (a)	692,971
11,800	Zimmer Holdings, Inc. (a)	476,956
		1,969,684
	Health Care Providers & Services — 7.2%
32,190	DaVita, Inc. (a)	1,595,658
10,000	Express Scripts, Inc. (a)	549,800
43,710	Humana, Inc. (a)	1,629,509
51,950	VCA Antech, Inc. (a)	1,032,766
		4,807,733
	Health Care Technology — 1.5%
26,680	Cerner Corp. (a) (c)	1,025,846
	Hotels, Restaurants & Leisure — 2.9%
18,522	Darden Restaurants, Inc.	521,950
9,400	Panera Bread Co., Class A (a) (c)	491,056
43,900	Penn National Gaming, Inc. (a)	938,582
		1,951,588

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Industrial Conglomerates — 0.4%
24,750	McDermott International, Inc. (a)	244,530
	Insurance — 4.8%
21,000	ACE Ltd., (Switzerland)	1,111,320
18,400	AON Corp.	840,512
47,300	HCC Insurance Holdings, Inc.	1,265,275
		3,217,107
	Internet & Catalog Retail — 0.7%
8,800	Amazon.com, Inc. (a)	451,264
	Internet Software & Services — 1.8%
49,700	Akamai Technologies, Inc. (a)	749,973
8,638	Equinix, Inc. (a)	459,455
		1,209,428
	IT Services — 2.2%
4,840	MasterCard, Inc., Class A	691,781
38,100	SAIC, Inc. (a)	742,188
		1,433,969
	Leisure Equipment & Products — 1.4%
57,100	Mattel, Inc.	913,600
	Life Sciences Tools & Services — 2.1%
15,610	Covance, Inc. (a)	718,528
26,020	Illumina, Inc. (a)	677,821
		1,396,349
	Machinery — 4.1%
14,700	AGCO Corp. (a)	346,773
12,620	Bucyrus International, Inc.	233,722
16,700	Cummins, Inc.	446,391
30,950	Pall Corp.	879,909
19,900	Wabtec Corp.	791,025
		2,697,820
	Media — 2.7%
22,300	Discovery Communications, Inc., Class A (a)	315,768
30,430	John Wiley & Sons, Inc., Class A	1,082,700
11,600	Morningstar, Inc. (a) (c)	411,800
		1,810,268
	Multiline Retail — 2.3%
28,500	J.C. Penney Co., Inc.	561,450
26,700	Kohl’s Corp. (a)	966,540
		1,527,990
	Oil, Gas & Consumable Fuels — 5.7%
31,940	Cabot Oil & Gas Corp.	830,440
59,470	Forest Oil Corp. (a)	980,661
20,020	Peabody Energy Corp.	455,455
51,560	Southwestern Energy Co. (a)	1,493,693
		3,760,249
	Professional Services — 1.4%
20,400	FTI Consulting, Inc. (a)	911,472
	Road & Rail — 2.6%
16,170	J.B. Hunt Transport Services, Inc.	424,786
33,900	Landstar System, Inc.	1,302,777
		1,727,563
	Semiconductors & Semiconductor Equipment — 2.2%
55,860	Broadcom Corp., Class A (a)	947,944
23,010	KLA-Tencor Corp.	501,388
		1,449,332
	Software — 4.7%
64,400	Activision Blizzard, Inc. (a)	556,416
78,640	Amdocs Ltd., (United Kingdom) (a)	1,438,325
11,690	ANSYS, Inc. (a)	326,034
26,290	Electronic Arts, Inc. (a)	421,692
39,764	Nuance Communications, Inc. (a)	411,955
		3,154,422
	Specialty Retail — 1.0%
11,500	Sherwin-Williams Co. (The)	687,125
	Textiles, Apparel & Luxury Goods — 0.7%
22,700	Coach, Inc. (a)	471,479
	Wireless Telecommunication Services — 0.5%
11,300	Leap Wireless International, Inc. (a)	303,857
	Total Long-Term Investments (Cost $91,830,221)	66,500,729
Short-Term Investment — 0.5%
	Investment Company — 0.5%
342,979	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $342,979)	342,979

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.7%
Corporate Note — 1.4%
1,000,000	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e) (Cost $1,000,000)	928,267

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan —Continued
	Investment Company — 1.3%
837,921	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $837,921)	837,921
	Total Investments of Cash Collateral for Securities on Loan (Cost $1,837,921)	1,766,188
	Total Investments — 103.1% (Cost $94,011,121)	68,609,896
	Liabilities in Excess of Other Assets — (3.1)%	(2,076,984)
	NET ASSETS — 100.0%	$66,532,912

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$67,428,996
Investments in affiliates, at value	1,180,900
Total investment securities, at value	68,609,896
Cash	10
Receivables:
Investment securities sold	16,011
Portfolio shares sold	23,474
Interest and dividends	31,425
Total Assets	68,680,816

LIABILITIES:
Payables:
Investment securities purchased	124,390
Collateral for securities lending program	1,837,921
Portfolio shares redeemed	102,380
Accrued liabilities:
Investment advisory fees	29,545
Administration fees	6,044
Distribution fees	2
Custodian and accounting fees	3,125
Trustees’ and Chief Compliance Officer’s fees	400
Other	44,097
Total Liabilities	2,147,904
Net Assets	$66,532,912

NET ASSETS:
Paid in capital	$103,203,960
Accumulated undistributed (distributions in excess of) net investment income	(3,709)
Accumulated net realized gains (losses)	(11,266,114)
Net unrealized appreciation (depreciation)	(25,401,225)
Total Net Assets	$66,532,912
Net Assets:
Class 1	$66,522,316
Class 2	10,596
Total	$66,532,912
Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	7,071,843
Class 2	1,135

Net asset value, offering and redemption price per share:
Class 1	$9.41
Class 2	9.34

Cost of investments in non-affiliates	$92,830,221
Cost of investments in affiliates	1,180,900
Value of securities on loan	1,826,824

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income	$491,996
Dividend income from affiliates (a)	79,871
Income from securities lending (net)	58,242
Total investment income	630,109

EXPENSES:
Investment advisory fees	705,534
Administration fees	111,472
Distribution fees — Class 2	39
Custodian and accounting fees	31,826
Interest expense to affiliates	53
Professional fees	44,607
Trustees’ and Chief Compliance Officer’s fees	1,194
Printing and mailing costs	34,539
Transfer agent fees	36,153
Other	18,274
Total expenses	983,691
Less amounts waived	(12,476)
Less earnings credits	(3)
Net expenses	971,212
Net investment income (loss)	(341,103)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(11,082,496)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(44,597,453)
Net realized/unrealized gains (losses)	(55,679,949)
Change in net assets resulting from operations	$(56,021,052)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Growth Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(341,103)	$(677,085)
Net realized gain (loss)	(11,082,496)	23,633,630
Change in net unrealized appreciation (depreciation)	(44,597,453)	3,022,628
Change in net assets resulting from operations	(56,021,052)	25,979,173

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net realized gains	(22,713,080)	(27,362,385)
Class 2
From net realized gains	(3,119)	(2,855)
Total distributions to shareholders	(22,716,199)	(27,365,240)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,027,423)	(13,288,086)

NET ASSETS:
Change in net assets	(83,764,674)	(14,674,153)
Beginning of period	150,297,586	164,971,739
End of period	$66,532,912	$150,297,586
Accumulated undistributed (distributions in excess of) net investment income	$(3,709)	$(3,506)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$15,693,752	$9,433,616
Dividends and distributions reinvested	22,713,080	27,362,385
Cost of shares redeemed	(43,437,295)	(50,086,942)
Change in net assets from Class 1 capital transactions	$(5,030,463)	$(13,290,941)
Class 2
Dividends and distributions reinvested	$3,119	$2,855
Cost of shares redeemed	(79)	—
Change in net assets from Class 2 capital transactions	$3,040	$2,855

Total change in net assets from capital transactions	$(5,027,423)	$(13,288,086)

SHARE TRANSACTIONS:
Class 1
Issued	1,272,145	453,775
Reinvested	1,582,793	1,500,130
Redeemed	(3,044,881)	(2,449,499)
Change in Class 1 Shares	(189,943)	(495,594)
Class 2
Reinvested	218	156
Redeemed	(4)	—
Change in Class 2 Shares	214	156

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains
Diversified Mid Cap Growth Portfolio
Class 1
Year Ended December 31, 2008	$20.69	$(0.05)	$(7.84)	$(7.89)	$(3.39)
Year Ended December 31, 2007	21.26	(0.09)	3.25	3.16	(3.73)
Year Ended December 31, 2006	19.63	(0.02)	2.25	2.23	(0.60)
Year Ended December 31, 2005	17.67	(0.07)	2.03	1.96	—
Year Ended December 31, 2004	15.69	(0.06)	2.04	1.98	—

Class 2
Year Ended December 31, 2008	20.62	(0.06)	(7.83)	(7.89)	(3.39)
Year Ended December 31, 2007	21.24	(0.13)	3.24	3.11	(3.73)
August 16, 2006 (e) through December 31, 2006	19.71	(0.05)	1.58	1.53	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.41	(43.78)%	$66,522	0.90%	(0.31)%	0.91%	95%
20.69	17.24	150,279	0.89	(0.42)	0.89	107
21.26	11.39	164,955	0.91	(0.07)	0.92	115
19.63	11.09	184,474	0.88	(0.36)	0.88	113
17.67	12.62	196,842	0.85	(0.35)	0.86	74

9.34	(43.96)	11	1.15	(0.56)	1.16	95
20.62	16.98	19	1.14	(0.67)	1.14	107
21.24	7.76	16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Mid Cap Growth Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$67,681,629	$—
Level 2 — Other significant observable inputs	928,267	—
Level 3 — Significant unobservable inputs	—	—
Total	$68,609,896	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Securities Lending —To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The Securities Lending Agreement, requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. The Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). During the period the Portfolio invested a portion of the cash collateral it received in the JPMorgan Prime Money Market Fund. The Advisor of the Portfolio waived $363 of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Portfolio’s investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Portfolio. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Portfolio had unrealized losses on cash collateral investments as disclosed in the Schedule of Portfolio Investments. The risk of loss associated with such investments is borne by the Portfolio and does not trigger additional collateral requirements from the borrower.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

As of December 31, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$1,826,824	$1,766,188	$3,023

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(341,345)	$340,900	$445

The reclassifications for the Portfolio relate primarily to net operating loss.

H. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $4,334.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the year ended December 31, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $12,476. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$103,060,006	$128,693,823

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$95,889,595	$982,891	$28,262,590	$(27,279,699)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$9,244,573	$13,471,626	$22,716,199

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$3,919,791	$23,445,449	$27,365,240

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(3,184,126)	$(27,279,699)

The cumulative timing differences primarily consist of deferred compensation, post-October loss deferrals and wash sale loss deferrals.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016	Total
$3,184,126	$3,184,126

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $6,203,510.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings from the unsecured, uncommitted credit facility outstanding at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$607.90	$3.60	0.90%
Hypothetical	1,000.00	1,020.66	4.52	0.90
Class 2
Actual	1,000.00	606.90	4.65	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to- day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Portfolio for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the JPMorgan Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, second and fourth quintiles for the Class 1 shares for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for the Class 1 shares was in the third quintile and the actual total expenses for the Class 1 shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $13,471,626 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2008.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITDMCGP-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Trustees	19
Officers	21
Schedule of Shareholder Expenses	22
Board Approval of Investment Advisory Agreement	23
Tax Letter	26

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$26,858,895
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned –35.48%** (Class 1 Shares) for the 12 months ended December 31, 2008, compared to the –38.44% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio outperformed its benchmark, due primarily to stock selection in the consumer discretionary and financial sectors, market conditions contributed to the Portfolio’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, specialty chemical company Rohm & Haas Co. contributed to performance. The company’s shares rose after it agreed to be acquired by Dow Chemical for a premium, despite the slowdown in the U.S. economy. Dow believed Rohm & Haas was an attractive acquisition, as the combined firm will significantly broaden Dow’s range of product offerings that feed into a wide range of end markets. In addition, there are significant synergies present as Rohm & Haas was the biggest consumer of propylene, used to make acrylics, which Dow produced. AutoZone Inc., the largest U.S. auto parts retail chain, also helped returns. The company’s earnings remained resilient throughout the year, reporting better-than-expected earnings aided by improved profit margins and sales to the commercial sector. In addition, the company also expanded the number of its stores during the year to capitalize on increasing demand for replacement parts as car owners tried to extend the life of existing cars in this uncertain economic environment.

On the negative side, stock selection in the healthcare and energy sectors detracted from results. At the individual stock level, Coventry Health Care Inc., the sixth-largest U.S. health insurer by market value, hindered performance. The company’s shares fell on profit warnings and a dampened 2008 outlook from major competitors. These announcements sparked a broad sell-off in the managed healthcare sector and fears of a downturn in business fundamentals for the industry. The company later reduced its 2008 outlook, prompted by higher medical cost trends in its Medicare and commercial risk businesses as well as lower revenue growth expectations. Teekay Corp., a global provider of crude oil and petroleum product transportation services, also hurt returns. The company’s shares declined on investor concerns that a worldwide economic slowdown would decrease demand for fuels.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The portfolio management team employed a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find quality companies that generally had a sustainable competitive position, high returns on invested capital and management committed to enhancing shareholder value. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Safeway, Inc.	2.2%
2.	American Electric Power Co., Inc.	2.1
3.	Old Republic International Corp.	1.8
4.	Alliant Techsystems, Inc.	1.7
5.	Becton, Dickinson & Co.	1.6
6.	Marriott International, Inc., Class A	1.6
7.	Loews Corp.	1.5
8.	Devon Energy Corp.	1.5
9.	Assurant, Inc.	1.5
10.	Cullen/Frost Bankers, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.1%
Consumer Discretionary	19.1
Utilities	14.3
Consumer Staples	6.9
Industrials	6.6
Energy	6.2
Information Technology	5.7
Materials	5.3
Health Care	4.0
Telecommunication Services	2.3
Short-Term Investment	3.5

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
DIVERSIFIED MID CAP VALUE PORTFOLIO	5/1/97	(35.48)%	(0.76)%	3.89%

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 96.2%
	Aerospace & Defense — 2.8%
5,190	Alliant Techsystems, Inc. (a)	445,094
3,960	Precision Castparts Corp.	235,541
6,190	Spirit Aerosystems Holdings, Inc., Class A (a)	62,952
		743,587
	Auto Components — 0.3%
5,200	WABCO Holdings, Inc.	82,108
	Beverages — 0.9%
2,112	Brown-Forman Corp., Class B	108,747
4,220	Fomento Economico Mexicano S.A.B. de C.V., (Mexico), ADR	127,148
		235,895
	Building Products — 0.5%
7,550	Owens Corning, Inc. (a)	130,615
	Capital Markets — 2.3%
1,650	Affiliated Managers Group, Inc. (a)	69,168
9,960	Charles Schwab Corp. (The)	161,053
10,050	Cohen & Steers, Inc.	110,450
1,380	Northern Trust Corp.	71,953
5,820	T. Rowe Price Group, Inc.	206,261
		618,885
	Chemicals — 3.6%
2,000	Air Products & Chemicals, Inc.	100,540
13,474	Albemarle Corp.	300,470
1,900	Intrepid Potash, Inc. (a)	39,463
4,030	Lubrizol Corp.	146,652
4,900	PPG Industries, Inc.	207,907
3,940	Sigma-Aldrich Corp.	166,426
		961,458
	Commercial Banks — 5.7%
4,660	City National Corp.	226,942
7,750	Cullen/Frost Bankers, Inc.	392,770
5,330	M&T Bank Corp. (c)	305,995
27,150	Synovus Financial Corp.	225,345
7,039	United Community Banks, Inc. (c)	95,588
10,600	Wilmington Trust Corp.	235,744
2,500	Zions Bancorp	61,275
		1,543,659
	Commercial Services & Supplies — 1.0%
10,740	Republic Services, Inc.	266,245
	Computers & Peripherals — 0.5%
8,970	NCR Corp. (a)	126,836
	Construction Materials — 0.3%
980	Vulcan Materials Co.	68,188
	Containers & Packaging — 1.2%
6,830	Ball Corp.	284,060
10,000	Temple-Inland, Inc.	48,000
		332,060
	Distributors — 1.1%
7,750	Genuine Parts Co.	293,415
	Diversified Consumer Services — 0.4%
4,200	H&R Block, Inc.	95,424
	Diversified Telecommunication Services — 0.8%
5,470	CenturyTel, Inc. (c)	149,495
7,699	Windstream Corp.	70,831
		220,326
	Electric Utilities — 5.1%
17,160	American Electric Power Co., Inc.	571,084
7,690	Edison International	247,003
4,700	FirstEnergy Corp.	228,326
15,950	Westar Energy, Inc.	327,135
		1,373,548
	Electronic Equipment, Instruments & Components — 2.5%
9,070	Amphenol Corp., Class A	217,499
13,100	Arrow Electronics, Inc. (a)	246,803
13,200	Tyco Electronics Ltd., (Bermuda)	213,972
		678,274
	Energy Equipment & Services — 0.6%
8,470	Helix Energy Solutions Group, Inc. (a)	61,323
3,500	Unit Corp. (a)	93,520
		154,843
	Food & Staples Retailing — 2.8%
1,500	Costco Wholesale Corp.	78,750
12,090	Great Atlantic & Pacific Tea Co. (a)	75,804
24,820	Safeway, Inc.	589,972
2,670	SUPERVALU, Inc.	38,982
		783,508
	Food Products — 1.8%
5,440	Archer-Daniels-Midland Co.	156,835
5,500	JM Smucker Co. (The)	238,480
5,700	Smithfield Foods, Inc. (a)	80,199
		475,514
	Gas Utilities — 3.3%
10,900	Energen Corp.	319,697
8,100	Equitable Resources, Inc.	271,755
6,880	ONEOK, Inc.	200,346
2,900	Questar Corp.	94,801
		886,599

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 1.6%
6,200	Becton, Dickinson & Co.	424,018
	Health Care Providers & Services — 2.4%
6,829	Community Health Systems, Inc. (a)	99,567
8,110	Coventry Health Care, Inc. (a)	120,677
7,370	Lincare Holdings, Inc. (a)	198,474
12,100	VCA Antech, Inc. (a)	240,548
		659,266
	Hotels, Restaurants & Leisure — 3.0%
7,150	Burger King Holdings, Inc.	170,742
2,300	Darden Restaurants, Inc.	64,814
5,200	International Game Technology	61,828
21,590	Marriott International, Inc., Class A	419,926
3,980	Vail Resorts, Inc. (a) (c)	105,868
		823,178
	Household Durables — 2.9%
9,240	Fortune Brands, Inc.	381,427
8,680	Jarden Corp. (a)	99,820
4,800	MDC Holdings, Inc.	145,440
3,500	Mohawk Industries, Inc. (a)	150,395
		777,082
	Household Products — 0.4%
1,930	Clorox Co.	107,231
	Industrial Conglomerates — 0.6%
8,220	Carlisle Cos., Inc.	170,154
	Insurance — 10.7%
13,120	Assurant, Inc.	393,600
7,986	Cincinnati Financial Corp.	232,153
4,670	Everest Re Group Ltd., (Bermuda)	355,574
14,190	Loews Corp.	400,868
39,932	Old Republic International Corp.	475,988
22,380	OneBeacon Insurance Group Ltd.	233,647
6,570	Principal Financial Group, Inc.	148,285
7,080	ProAssurance Corp. (a)	373,682
4,460	Protective Life Corp.	64,001
5,300	W.R. Berkley Corp.	164,300
		2,842,098
	Internet & Catalog Retail — 1.2%
4,100	Amazon.com, Inc. (a)	210,248
13,440	Expedia, Inc. (a)	110,746
		320,994
	IT Services — 1.9%
8,512	Fidelity National Information Services, Inc.	138,490
4,206	Lender Processing Services, Inc.	123,867
14,301	Total System Services, Inc.	200,214
3,050	Western Union Co. (The)	43,737
		506,308
	Machinery — 1.7%
4,910	Dover Corp.	161,637
3,890	Harsco Corp.	107,675
7,420	Kennametal, Inc.	164,650
2,890	Oshkosh Corp.	25,692
		459,654
	Media — 2.5%
11,660	AH Belo Corp., Class A	25,419
8,920	Cablevision Systems Corp., Class A	150,213
16,447	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	101,149
4,450	Lamar Advertising Co., Class A (a)	55,892
1,830	Omnicom Group, Inc.	49,264
3,600	Scripps Networks Interactive, Inc., Class A	79,200
510	Washington Post Co. (The), Class B	199,027
		660,164
	Metals & Mining — 0.2%
6,500	Century Aluminum Co. (a)	65,000
	Multiline Retail — 0.2%
3,800	Nordstrom, Inc.	50,578
	Multi-Utilities — 5.4%
34,810	CMS Energy Corp.	351,929
8,950	MDU Resources Group, Inc.	193,141
7,570	NSTAR	276,229
10,020	PG&E Corp.	387,874
11,670	Xcel Energy, Inc.	216,479
		1,425,652
	Oil, Gas & Consumable Fuels — 5.5%
13,330	CVR Energy, Inc. (a)	53,320
6,084	Devon Energy Corp.	399,779
7,379	Kinder Morgan Management LLC (a)	295,012
2,860	Murphy Oil Corp.	126,841
3,910	Newfield Exploration Co. (a)	77,223
1,150	Penn Virginia Corp.	29,877
15,810	Teekay Corp., (Bahamas)	310,667
14,040	Williams Cos., Inc.	203,299
		1,496,018
	Real Estate Investment Trusts (REITs) — 4.5%
9,950	Cousins Properties, Inc.	137,808
14,820	Kimco Realty Corp.	270,910
3,140	PS Business Parks, Inc.	140,232
810	Public Storage	64,395
1,260	Rayonier, Inc.	39,501
5,500	Regency Centers Corp.	256,850
2,800	Ventas, Inc.	93,996
3,260	Vornado Realty Trust	196,741
		1,200,433

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Management & Development — 1.3%
9,400	Brookfield Asset Management, Inc., (Canada), Class A	143,538
12,830	Brookfield Properties Corp., (Canada)	99,176
3,400	Jones Lang LaSalle, Inc.	94,180
		336,894
	Software — 0.8%
11,080	Jack Henry & Associates, Inc.	215,063
	Specialty Retail — 5.4%
5,280	Abercrombie & Fitch Co., Class A	121,810
15,200	AutoNation, Inc. (a)	150,176
1,830	AutoZone, Inc. (a)	255,230
2,500	Bed Bath & Beyond, Inc. (a)	63,550
5,470	Sherwin-Williams Co. (The) (c)	326,832
9,680	Staples, Inc.	173,466
12,510	Tiffany & Co.	295,611
4,290	TJX Cos., Inc.	88,245
		1,474,920
	Textiles, Apparel & Luxury Goods — 2.0%
7,440	Coach, Inc. (a)	154,529
2,490	Columbia Sportswear Co.	88,071
4,800	Phillips-Van Heusen Corp.	96,624
3,630	V.F. Corp.	198,815
		538,039
	Thrifts & Mortgage Finance — 1.6%
7,710	Hudson City Bancorp, Inc.	123,052
17,900	People’s United Financial, Inc.	319,157
		442,209
	Tobacco — 0.9%
4,100	Lorillard, Inc.	231,035
	Water Utilities — 0.5%
6,800	American Water Works Co., Inc.	141,984
	Wireless Telecommunication Services — 1.5%
5,630	Telephone & Data Systems, Inc.	158,203
5,500	U.S. Cellular Corp. (a)	237,820
		396,023
	Total Long-Term Investments (Cost $36,835,295)	25,834,982
Short-Term Investment — 3.5%
	Investment Company — 3.5%
933,827	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $933,827)	933,827
Investments of Cash Collateral for Securities on Loan — 3.0%
	Investment Company — 3.0%
815,350	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $815,350)	815,350
	Total Investments — 102.7% (Cost $38,584,472)	27,584,159
	Liabilities in Excess of Other Assets — (2.7)%	(725,264)
	NET ASSETS — 100.0%	$26,858,895

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Diversified Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$25,834,982
Investments in affiliates, at value	1,749,177
Total investment securities, at value	27,584,159
Cash	1,447
Receivables:
Investment securities sold	120,237
Portfolio shares sold	1,213
Interest and dividends	52,346
Total Assets	27,759,402

LIABILITIES:
Payables:
Investment securities purchased	10,678
Collateral for securities lending program	815,350
Portfolio shares redeemed	8,676
Accrued liabilities:
Investment advisory fees	13,700
Administration fees	1,944
Custodian and accounting fees	5,115
Trustees’ and Chief Compliance Officer’s fees	302
Other	44,742
Total Liabilities	900,507
Net Assets	$26,858,895

NET ASSETS:
Paid in capital	$41,067,476
Accumulated undistributed (distributions in excess of) net investment income	497,706
Accumulated net realized gains (losses)	(3,705,974)
Net unrealized appreciation (depreciation)	(11,000,313)
Total Net Assets	$26,858,895

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	6,007,441
Net asset value, offering and redemption price per share	$4.47

Cost of investments in non-affiliates	$36,835,295
Cost of investments in affiliates	1,749,177
Value of securities on loan	818,274

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Diversified Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$791,429
Dividend income from affiliates (a)	19,117
Income from securities lending (net)	42,515
Total investment income	853,061

EXPENSES:
Investment advisory fees	251,357
Administration fees	39,754
Custodian and accounting fees	25,964
Interest expense to affiliates	146
Professional fees	32,862
Trustees’ and Chief Compliance Officer’s fees	39
Printing and mailing costs	26,334
Transfer agent fees	4,987
Other	7,182
Total expenses	388,625
Less amounts waived	(44,580)
Less earnings credits	(42)
Net expenses	344,003
Net investment income (loss)	509,058

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(3,591,383)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(12,579,794)
Net realized/unrealized gains (losses)	(16,171,177)
Change in net assets resulting from operations	$(15,662,119)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Value Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$509,058	$646,672
Net realized gain (loss)	(3,591,383)	9,494,179
Change in net unrealized appreciation (depreciation)	(12,579,794)	(8,410,792)
Change in net assets resulting from operations	(15,662,119)	1,730,059

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(619,434)	(1,272,339)
From net realized gains	(9,488,212)	(30,228,688)
Total distributions to shareholders	(10,107,646)	(31,501,027)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	4,160,851	2,735,771
Dividends and distributions reinvested	10,107,646	31,501,027
Cost of shares redeemed	(13,876,419)	(33,790,544)
Change in net assets from capital transactions	392,078	446,254

NET ASSETS:
Change in net assets	(25,377,687)	(29,324,714)
Beginning of period	52,236,582	81,561,296
End of period	$26,858,895	$52,236,582

Accumulated undistributed (distributions in excess of) net investment income	$497,706	$614,776

SHARE TRANSACTIONS:
Issued	759,059	242,298
Reinvested	1,601,916	3,398,165
Redeemed	(2,141,521)	(2,758,021)
Change in shares	219,454	882,442

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Portfolio
Year Ended December 31, 2008	$9.03	$0.09	$(2.74)	$(2.65)	$(0.12)	$(1.79)	$(1.91)
Year Ended December 31, 2007	16.63	0.18	0.20	0.38	(0.32)	(7.66)	(7.98)
Year Ended December 31, 2006	15.90	0.26	2.23	2.49	(0.13)	(1.63)	(1.76)
Year Ended December 31, 2005	15.82	0.14	1.29	1.43	(0.11)	(1.24)	(1.35)
Year Ended December 31, 2004	13.78	0.11	2.00	2.11	(0.07)	—	(0.07)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$4.47	(35.55)%	$26,859	0.89%	1.32%	1.01%	52%
9.03	1.03	52,237	0.90	1.02	1.06	65
16.63	16.72	81,561	0.93	0.91	0.98	51
15.90	9.75	214,517	0.94	1.05	0.94	55
15.82	15.40	138,171	0.92	0.81	0.93	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Diversified Mid Cap Value Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio is publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	$27,457,011	$—
Level 2	127,148	—
Level 3	—	—
Total	$27,584,159	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, served as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”).

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Portfolio, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Portfolio and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loaned securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, required that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Portfolio received payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Portfolio retained the interest on cash collateral investments but was required to pay the borrower a rebate for the use of the cash collateral.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). During the period the Portfolio invested a portion of the cash collateral it received in the JPMorgan Prime Money Market Fund. The Advisor of the Portfolio waived $209 of its fee, which offsets the shareholder servicing fees and administration fees incurred by JPMorgan Prime Money Market Fund on the Portfolio’s investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Portfolio. Subject to certain conditions, the applicable lending agent agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The risk of loss associated with such investments is borne by the Portfolio and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
$818,274	$815,350	$901	$819

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(2)	$(6,694)	$6,696

The reclassifications for the Portfolio relate primarily to non-taxable special dividends and distribution reclass.

H.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $1,099.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

For the year ended December 31, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $44,580. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$20,205,230	$29,243,247

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$39,125,750	$271,223	$11,812,814	$(11,541,591)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$2,336,278	$7,771,368	$10,107,646

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$10,847,654	$20,653,373	$31,501,027

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$501,499	$(2,335,820)	$(11,541,591)

The cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016	Total
$2,335,820	$2,335,820

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $828,875.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the year then ended.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$715.20	$3.79	0.88%
Hypothetical	1,000.00	1,020.71	4.47	0.88

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fourth, second and first quintiles for the Class 1 shares for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for the Class 1 shares was in the first quintile and the actual total expenses for the Class 1 shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

42.46% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $7,771,368 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2008.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITDMCVP-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Trustees	25
Officers	27
Schedule of Shareholder Expenses	28
Board Approval of Investment Advisory Agreement	29
Tax Letter	32

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1998
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$74,329,183
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Equity Index Portfolio, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index,* returned –37.21%** (Class 1 Shares) for the 12 months ended December 31, 2008, compared to the –37.00% return for the S&P 500 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Consistent with its indexing strategy, the Portfolio met its objective by producing returns comparable to those of the benchmark S&P 500 Index. For the year, U.S. large-cap equities provided sub-par results for investors, with negative returns in all four quarters. Key themes driving the market during the year included weakness in the housing market, bad mortgages, troubled financial companies, the credit crisis and slowing global economy. High volatility was also a defining characteristic of the market in 2008. Late in the year, the National Bureau of Economic Research declared that the U.S. was in a recession. In response to the global economic environment, governments and central banks around the globe began to intervene, but it would take time for actions to be fully implemented and the impact to be realized.

All 10 market sectors had negative performance in the year. The two best-performing sectors were consumer staples and healthcare, while the two worst-performing sectors were financials and materials.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We managed the Portfolio in strict conformity with the full replication index strategy, which aimed to hold the same stocks in the same proportions as those found in the benchmark. The Portfolio was nearly always 100% invested by using exchange-traded funds and index futures contracts at the margin to invest and divest daily cash flows. The transaction costs associated with implementing the strategy were minimized to lessen their impact on performance. Regardless of the market outlook, the Portfolio’s strategy did not change, continuing to follow the full-replication index strategy with extremely limited active risk compared to the benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.1%
2.	Procter & Gamble Co.	2.3
3.	General Electric Co.	2.1
4.	AT&T, Inc.	2.1
5.	Johnson & Johnson	2.1
6.	Chevron Corp.	1.9
7.	Microsoft Corp.	1.9
8.	Wal-Mart Stores, Inc.	1.6
9.	Pfizer, Inc.	1.5
10.	JPMorgan Chase & Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	15.1%
Health Care	14.5
Energy	13.1
Financials	13.1
Consumer Staples	12.6
Industrials	10.9
Consumer Discretionary	8.3
Utilities	4.2
Telecommunication Services	3.8
Materials	2.9
Others (each less than 1.0%)	0.1
Short-Term Investments	1.4

*	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with the Portfolio. The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
EQUITY INDEX PORTFOLIO	5/01/98	(37.21)%	(2.57)%	(1.76)%

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8%
	Common Stocks — 98.7%
	Aerospace & Defense — 2.8%
6,834	Boeing Co.	291,607
3,636	General Dynamics Corp.	209,397
1,148	Goodrich Corp.	42,499
6,773	Honeywell International, Inc.	222,358
1,114	L-3 Communications Holdings, Inc.	82,191
3,105	Lockheed Martin Corp.	261,068
3,049	Northrop Grumman Corp.	137,327
1,300	Precision Castparts Corp.	77,324
3,861	Raytheon Co.	197,065
1,476	Rockwell Collins, Inc.	57,697
8,865	United Technologies Corp.	475,164
		2,053,697
	Air Freight & Logistics — 1.1%
1,578	C.H. Robinson Worldwide, Inc.	86,837
1,978	Expeditors International of Washington, Inc.	65,808
2,903	FedEx Corp.	186,227
9,281	United Parcel Service, Inc., Class B	511,941
		850,813
	Airlines — 0.1%
6,898	Southwest Airlines Co.	59,461
	Auto Components — 0.2%
2,250	Goodyear Tire & Rubber Co. (The) (a)	13,433
5,541	Johnson Controls, Inc.	100,624
		114,057
	Automobiles — 0.1%
22,278	Ford Motor Co. (a) (c)	51,016
5,693	General Motors Corp. (c)	18,218
2,171	Harley-Davidson, Inc.	36,842
		106,076
	Beverages — 2.5%
915	Brown-Forman Corp., Class B	47,113
18,555	Coca-Cola Co. (The)	839,984
2,958	Coca-Cola Enterprises, Inc.	35,585
1,815	Constellation Brands, Inc., Class A (a)	28,623
2,366	Dr Pepper Snapple Group, Inc. (a)	38,448
1,388	Molson Coors Brewing Co., Class B	67,901
1,260	Pepsi Bottling Group, Inc.	28,363
14,484	PepsiCo, Inc.	793,288
		1,879,305
	Biotechnology — 2.1%
9,881	Amgen, Inc. (a)	570,628
2,721	Biogen Idec, Inc. (a)	129,601
4,273	Celgene Corp. (a)	236,211
638	Cephalon, Inc. (a)	49,152
2,523	Genzyme Corp. (a)	167,452
8,579	Gilead Sciences, Inc. (a)	438,730
		1,591,774
	Building Products — 0.1%
3,356	Masco Corp.	37,352
	Capital Markets — 2.3%
1,928	American Capital Ltd.	6,247
2,020	Ameriprise Financial, Inc.	47,187
10,702	Bank of New York Mellon Corp. (The)	303,188
8,726	Charles Schwab Corp. (The)	141,099
5,248	E*Trade Financial Corp. (a)	6,035
826	Federated Investors, Inc., Class B	14,009
1,411	Franklin Resources, Inc.	89,994
4,124	Goldman Sachs Group, Inc. (The)	348,025
3,590	Invesco Ltd.	51,840
1,472	Janus Capital Group, Inc.	11,820
1,324	Legg Mason, Inc.	29,009
14,932	Merrill Lynch & Co., Inc.	173,808
9,904	Morgan Stanley	158,860
2,080	Northern Trust Corp.	108,451
4,028	State Street Corp.	158,421
2,410	T. Rowe Price Group, Inc.	85,410
		1,733,403
	Chemicals — 1.6%
1,954	Air Products & Chemicals, Inc.	98,228
530	CF Industries Holdings, Inc.	26,055
8,615	Dow Chemical Co. (The)	130,000
8,415	E.l. du Pont de Nemours & Co.	212,900
677	Eastman Chemical Co.	21,468
1,563	Ecolab, Inc.	54,939
733	International Flavors & Fragrances, Inc.	21,785
5,110	Monsanto Co.	359,488
1,531	PPG Industries, Inc.	64,960
2,876	Praxair, Inc.	170,719
1,165	Rohm & Haas Co.	71,985
1,169	Sigma-Aldrich Corp.	49,379
		1,281,906
	Commercial Banks — 3.1%
5,152	BB&T Corp.	141,474
1,403	Comerica, Inc.	27,850
5,385	Fifth Third Bancorp	44,480
1,915	First Horizon National Corp.	20,242
3,414	Huntington Bancshares, Inc.	26,151
4,616	KeyCorp	39,328
720	M&T Bank Corp.	41,335
2,427	Marshall & Ilsley Corp.	33,104
18,974	National City Corp.	34,343
3,247	PNC Financial Services Group, Inc.	159,103
6,453	Regions Financial Corp.	51,366
3,302	SunTrust Banks, Inc.	97,541
16,363	U.S. Bancorp	409,239
20,153	Wachovia Corp.	111,648
35,342	Wells Fargo & Co.	1,041,882

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,076	Zions Bancorp	26,373
		2,305,459
	Commercial Services & Supplies — 0.5%
991	Avery Dennison Corp.	32,435
1,225	Cintas Corp.	28,457
1,922	Pitney Bowes, Inc.	48,973
1,912	R.R. Donnelley & Sons Co.	25,965
2,994	Republic Services, Inc.	74,221
798	Stericycle, Inc. (a)	41,560
4,575	Waste Management, Inc.	151,615
		403,226
	Communications Equipment — 2.5%
842	Ciena Corp. (a)	5,641
54,603	Cisco Systems, Inc. (a)	890,029
14,495	Corning, Inc.	138,137
1,255	Harris Corp.	47,753
2,050	JDS Uniphase Corp. (a)	7,483
4,923	Juniper Networks, Inc. (a)	86,202
21,135	Motorola, Inc.	93,628
15,438	QUALCOMM, Inc.	553,144
3,712	Tellabs, Inc. (a)	15,293
		1,837,310
	Computers & Peripherals — 4.1%
8,290	Apple, Inc. (a)	707,552
16,139	Dell, Inc. (a)	165,263
19,031	EMC Corp. (a)	199,255
22,840	Hewlett-Packard Co.	828,864
12,529	International Business Machines Corp.	1,054,440
731	Lexmark International, Inc., Class A (a)	19,664
3,079	NetApp, Inc. (a)	43,014
1,193	QLogic Corp. (a) (c)	16,034
2,108	SanDisk Corp. (a)	20,237
6,888	Sun Microsystems, Inc. (a)	26,312
1,641	Teradata Corp. (a)	24,336
		3,104,971
	Construction & Engineering — 0.2%
1,693	Fluor Corp.	75,965
1,146	Jacobs Engineering Group, Inc. (a)	55,123
		131,088
	Construction Materials — 0.1%
1,027	Vulcan Materials Co.	71,459
	Consumer Finance — 0.5%
10,817	American Express Co.	200,656
3,652	Capital One Financial Corp.	116,462
4,476	Discover Financial Services	42,656
4,358	SLM Corp. (a)	38,786
		398,560
	Containers & Packaging — 0.2%
882	Ball Corp.	36,682
930	Bemis Co., Inc.	22,022
1,557	Owens-Illinois, Inc. (a)	42,553
1,225	Pactiv Corp. (a)	30,478
1,472	Sealed Air Corp.	21,992
		153,727
	Distributors — 0.1%
1,487	Genuine Parts Co.	56,298
	Diversified Consumer Services — 0.2%
994	Apollo Group, Inc., Class A (a)	76,160
3,161	H&R Block, Inc.	71,818
		147,978
	Diversified Financial Services — 3.4%
46,792	Bank of America Corp.	658,830
3,417	CIT Group, Inc.	15,513
50,821	Citigroup, Inc.	341,009
625	CME Group, Inc.	130,069
674	IntercontinentalExchange, Inc. (a)	55,565
34,794	JPMorgan Chase & Co. (q)	1,097,054
1,651	Leucadia National Corp. (a)	32,690
1,811	Moody’s Corp.	36,383
1,270	NASDAQ OMX Group, Inc. (The) (a)	31,382
2,471	NYSE Euronext	67,656
		2,466,151
	Diversified Telecommunication Services — 3.6%
54,956	AT&T, Inc.	1,566,245
934	CenturyTel, Inc.	25,526
1,326	Embarq Corp.	47,683
2,903	Frontier Communications Corp.	25,372
13,662	Qwest Communications International, Inc. (c)	49,730
26,490	Verizon Communications, Inc.	898,011
4,098	Windstream Corp.	37,702
		2,650,269
	Electric Utilities — 2.5%
1,577	Allegheny Energy, Inc.	53,397
3,763	American Electric Power Co., Inc.	125,233
11,800	Duke Energy Corp.	177,118
3,038	Edison International	97,581
1,766	Entergy Corp.	146,808
6,136	Exelon Corp.	341,222
2,843	FirstEnergy Corp.	138,113
3,812	FPL Group, Inc.	191,858
2,016	Pepco Holdings, Inc.	35,804
940	Pinnacle West Capital Corp.	30,202
3,497	PPL Corp.	107,323
2,453	Progress Energy, Inc.	97,752
7,223	Southern Co.	267,251
		1,809,662

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 0.5%
1,616	Cooper Industries Ltd., Class A	47,236
7,153	Emerson Electric Co.	261,871
1,320	Rockwell Automation, Inc.	42,557
		351,664
	Electronic Equipment, Instruments & Components — 0.3%
3,264	Agilent Technologies, Inc. (a)	51,016
1,639	Amphenol Corp., Class A	39,303
1,295	Flir Systems, Inc. (a)	39,731
1,964	Jabil Circuit, Inc.	13,257
1,314	Molex, Inc.	19,040
4,268	Tyco Electronics Ltd., (Bermuda)	69,184
		231,531
	Energy Equipment & Services — 1.5%
2,868	Baker Hughes, Inc.	91,977
2,722	BJ Services Co.	31,766
2,047	Cameron International Corp. (a)	41,964
1,323	ENSCO International, Inc.	37,560
8,335	Halliburton Co.	151,530
2,654	Nabors Industries Ltd., (Bermuda) (a)	31,768
3,892	National Oilwell Varco, Inc. (a)	95,120
2,461	Noble Corp.	54,363
1,054	Rowan Cos., Inc.	16,759
11,155	Schlumberger Ltd.	472,192
2,041	Smith International, Inc.	46,718
6,352	Weatherford International Ltd. (a)	68,729
		1,140,446
	Food & Staples Retailing — 3.3%
4,026	Costco Wholesale Corp.	211,365
13,394	CVS/Caremark Corp.	384,944
6,085	Kroger Co. (The)	160,705
3,998	Safeway, Inc.	95,032
1,975	SUPERVALU, Inc.	28,835
5,587	SYSCO Corp.	128,166
9,231	Walgreen Co.	227,729
20,851	Wal-Mart Stores, Inc.	1,168,907
1,309	Whole Foods Market, Inc.	12,357
		2,418,040
	Food Products — 1.8%
5,982	Archer-Daniels-Midland Co.	172,461
1,919	Campbell Soup Co.	57,589
4,169	ConAgra Foods, Inc.	68,789
1,436	Dean Foods Co. (a)	25,805
3,116	General Mills, Inc.	189,297
2,932	H.J. Heinz Co.	110,243
1,547	Hershey Co. (The)	53,743
1,104	JM Smucker Co. (The)	47,869
2,349	Kellogg Co.	103,004
13,701	Kraft Foods, Inc., Class A	367,872
1,212	McCormick & Co., Inc. (Non-Voting)	38,614
6,593	Sara Lee Corp.	64,545
2,817	Tyson Foods, Inc., Class A	24,677
		1,324,508
	Gas Utilities — 0.1%
1,220	Equitable Resources, Inc.	40,931
421	Nicor, Inc.	14,626
1,617	Questar Corp.	52,859
		108,416
	Health Care Equipment & Supplies — 2.2%
5,784	Baxter International, Inc.	309,965
2,267	Becton, Dickinson & Co.	155,040
14,003	Boston Scientific Corp. (a)	108,383
925	C.R. Bard, Inc.	77,941
4,696	Covidien Ltd.	170,183
1,389	Dentsply International, Inc.	39,225
1,488	Hospira, Inc. (a)	39,908
365	Intuitive Surgical, Inc. (a)	46,351
10,428	Medtronic, Inc.	327,649
3,210	St. Jude Medical, Inc. (a)	105,802
2,259	Stryker Corp.	90,247
1,159	Varian Medical Systems, Inc. (a)	40,611
2,094	Zimmer Holdings, Inc. (a)	84,639
		1,595,944
	Health Care Providers & Services — 2.1%
4,300	Aetna, Inc.	122,550
1,457	AmerisourceBergen Corp.	51,957
3,354	Cardinal Health, Inc.	115,612
2,563	Cigna Corp.	43,187
1,389	Coventry Health Care, Inc. (a)	20,668
968	DaVita, Inc. (a)	47,984
2,308	Express Scripts, Inc. (a)	126,894
1,573	Humana, Inc. (a)	58,641
1,007	Laboratory Corp. of America Holdings (a)	64,861
2,573	McKesson Corp.	99,652
4,644	Medco Health Solutions, Inc. (a)	194,630
850	Patterson Cos., Inc. (a)	15,938
1,478	Quest Diagnostics, Inc.	76,723
3,871	Tenet Healthcare Corp. (a)	4,452
11,264	UnitedHealth Group, Inc.	299,622
4,747	WellPoint, Inc. (a)	199,991
		1,543,362
	Health Care Technology — 0.0% (g)
1,696	IMS Health, Inc.	25,711

	Hotels, Restaurants & Leisure — 1.5%
4,075	Carnival Corp.	99,104
1,294	Darden Restaurants, Inc.	36,465

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
2,748	International Game Technology	32,674
2,735	Marriott International, Inc., Class A	53,196
10,394	McDonald’s Corp.	646,402
6,859	Starbucks Corp. (a)	64,886
1,707	Starwood Hotels & Resorts Worldwide, Inc.	30,555
1,654	Wyndham Worldwide Corp.	10,834
575	Wynn Resorts Ltd. (a)	24,300
4,314	Yum! Brands, Inc.	135,891
		1,134,307
	Household Durables — 0.4%
560	Black & Decker Corp.	23,414
1,159	Centex Corp.	12,332
2,569	D.R. Horton, Inc.	18,163
1,398	Fortune Brands, Inc.	57,708
546	Harman International Industries, Inc.	9,135
702	KB Home	9,561
1,457	Leggett & Platt, Inc.	22,132
1,318	Lennar Corp., Class A	11,427
2,585	Newell Rubbermaid, Inc.	25,281
1,993	Pulte Homes, Inc.	21,783
536	Snap-On, Inc.	21,108
735	Stanley Works (The)	25,064
685	Whirlpool Corp.	28,325
		285,433
	Household Products — 3.1%
1,294	Clorox Co.	71,895
4,707	Colgate-Palmolive Co.	322,618
3,859	Kimberly-Clark Corp.	203,524
27,844	Procter & Gamble Co.	1,721,316
		2,319,353
	Independent Power Producers & Energy Traders — 0.1%
6,274	AES Corp. (The) (a)	51,698
1,664	Constellation Energy Group, Inc.	41,750
4,716	Dynegy, Inc., Class A (a)	9,432
		102,880
	Industrial Conglomerates — 2.7%
6,462	3M Co.	371,823
97,951	General Electric Co.	1,586,805
2,248	Textron, Inc.	31,180
4,410	Tyco International Ltd., (Bermuda)	95,256
		2,085,064
	Insurance — 2.6%
4,347	Aflac, Inc.	199,266
4,998	Allstate Corp. (The)	163,734
25,075	American International Group, Inc.	39,368
2,516	AON Corp.	114,931
1,097	Assurant, Inc.	32,910
3,317	Chubb Corp. (The)	169,167
1,514	Cincinnati Financial Corp.	44,012
4,039	Genworth Financial, Inc., Class A	11,430
2,810	Hartford Financial Services Group, Inc.	46,140
2,386	Lincoln National Corp.	44,952
3,375	Loews Corp.	95,344
4,794	Marsh & McLennan Cos., Inc.	116,350
1,757	MBIA, Inc. (a)	7,151
7,401	MetLife, Inc.	258,000
2,419	Principal Financial Group, Inc.	54,597
6,301	Progressive Corp. (The)	93,318
3,954	Prudential Financial, Inc.	119,648
793	Torchmark Corp.	35,447
5,451	Travelers Cos., Inc. (The)	246,385
3,088	Unum Group	57,437
3,085	XL Capital Ltd., (Bermuda), Class A	11,415
		1,961,002
	Internet & Catalog Retail — 0.2%
2,999	Amazon.com, Inc. (a)	153,788
1,953	Expedia, Inc. (a)	16,093
		169,881
	Internet Software & Services — 1.4%
1,577	Akamai Technologies, Inc. (a)	23,797
10,003	eBay, Inc. (a)	139,642
2,231	Google, Inc., Class A (a)	686,367
1,810	VeriSign, Inc. (a)	34,535
12,941	Yahoo!, Inc. (a)	157,880
		1,042,221
	IT Services — 1.0%
910	Affiliated Computer Services, Inc., Class A (a)	41,815
4,736	Automatic Data Processing, Inc.	186,313
2,716	Cognizant Technology Solutions Corp., Class A (a)	49,051
1,413	Computer Sciences Corp. (a)	49,653
1,138	Convergys Corp. (a)	7,295
1,772	Fidelity National Information Services, Inc.	28,830
1,494	Fiserv, Inc. (a)	54,337
675	MasterCard, Inc., Class A	96,477
2,995	Paychex, Inc.	78,709
1,836	Total System Services, Inc.	25,704
6,673	Western Union Co. (The)	95,691
		713,875
	Leisure Equipment & Products — 0.1%
2,504	Eastman Kodak Co.	16,476
1,155	Hasbro, Inc.	33,691
3,343	Mattel, Inc.	53,489
		103,656
	Life Sciences Tools & Services — 0.3%
1,609	Life Technologies Corp. (a) (c)	37,506

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — Continued
515	Millipore Corp. (a)	26,533
1,101	PerkinElmer, Inc.	15,315
3,919	Thermo Fisher Scientific, Inc. (a)	133,520
917	Waters Corp. (a)	33,608
		246,482
	Machinery — 1.6%
5,626	Caterpillar, Inc.	251,313
1,878	Cummins, Inc.	50,199
2,384	Danaher Corp.	134,958
3,982	Deere & Co.	152,590
1,734	Dover Corp.	57,083
1,538	Eaton Corp.	76,454
527	Flowserve Corp.	27,141
3,671	Illinois Tool Works, Inc.	128,669
2,973	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	51,582
1,693	ITT Corp.	77,861
1,216	Manitowoc Co., Inc. (The)	10,531
3,382	PACCAR, Inc. (c)	96,725
1,101	Pall Corp.	31,301
1,503	Parker Hannifin Corp.	63,938
		1,210,345
	Media — 2.6%
6,341	CBS Corp., Class B	51,933
26,856	Comcast Corp., Class A	453,330
5,093	DIRECTV Group, Inc. (The) (a)	116,681
2,127	Gannett Co., Inc.	17,016
4,444	Interpublic Group of Cos., Inc. (The) (a)	17,598
2,933	McGraw-Hill Cos., Inc. (The)	68,016
337	Meredith Corp.	5,769
1,086	New York Times Co. (The), Class A (c)	7,960
21,448	News Corp., Class A	194,962
2,898	Omnicom Group, Inc.	78,014
840	Scripps Networks Interactive, Inc., Class A	18,480
33,456	Time Warner, Inc.	336,567
5,722	Viacom, Inc., Class B (a)	109,061
17,262	Walt Disney Co. (The)	391,676
56	Washington Post Co. (The), Class B	21,854
		1,888,917
	Metals & Mining — 0.8%
1,045	AK Steel Holding Corp.	9,739
7,464	Alcoa, Inc.	84,045
898	Allegheny Technologies, Inc.	22,926
3,522	Freeport-McMoRan Copper & Gold, Inc.	86,078
4,237	Newmont Mining Corp.	172,445
2,928	Nucor Corp.	135,274
794	Titanium Metals Corp.	6,995
1,084	United States Steel Corp.	40,325
		557,827
	Multiline Retail — 0.7%
766	Big Lots, Inc. (a)	11,099
1,303	Family Dollar Stores, Inc.	33,969
2,072	J.C. Penney Co., Inc.	40,818
2,842	Kohl’s Corp. (a)	102,880
3,922	Macy’s, Inc.	40,593
1,486	Nordstrom, Inc.	19,779
519	Sears Holdings Corp. (a)	20,174
7,020	Target Corp.	242,401
		511,713
	Multi-Utilities — 1.5%
1,972	Ameren Corp.	65,589
3,210	CenterPoint Energy, Inc.	40,510
2,110	CMS Energy Corp.	21,332
2,552	Consolidated Edison, Inc.	99,349
5,421	Dominion Resources, Inc.	194,290
1,520	DTE Energy Co.	54,218
713	Integrys Energy Group, Inc.	30,645
2,558	NiSource, Inc.	28,061
3,366	PG&E Corp.	130,298
4,720	Public Service Enterprise Group, Inc.	137,683
1,097	SCANA Corp.	39,053
2,272	Sempra Energy	96,855
1,984	TECO Energy, Inc. (c)	24,502
1,090	Wisconsin Energy Corp.	45,758
4,188	Xcel Energy, Inc.	77,687
		1,085,830
	Office Electronics — 0.1%
8,072	Xerox Corp.	64,334
	Oil, Gas & Consumable Fuels — 11.6%
4,281	Anadarko Petroleum Corp.	165,033
3,121	Apache Corp.	232,608
964	Cabot Oil & Gas Corp.	25,064
5,044	Chesapeake Energy Corp.	81,561
18,948	Chevron Corp.	1,401,584
13,903	ConocoPhillips	720,175
1,690	Consol Energy, Inc.	48,300
4,120	Devon Energy Corp.	270,725
6,539	El Paso Corp.	51,200
2,328	EOG Resources, Inc.	154,998
47,437	Exxon Mobil Corp.	3,786,897
2,645	Hess Corp.	141,878
6,580	Marathon Oil Corp.	180,029
794	Massey Energy Co.	10,949
1,776	Murphy Oil Corp.	78,766
1,611	Noble Energy, Inc.	79,293
7,553	Occidental Petroleum Corp.	453,104
2,487	Peabody Energy Corp.	56,579
1,098	Pioneer Natural Resources Co.	17,766
1,449	Range Resources Corp.	49,831

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
3,202	Southwestern Energy Co. (a)	92,762
5,698	Spectra Energy Corp.	89,687
1,090	Sunoco, Inc.	47,371
1,291	Tesoro Corp.	17,002
4,812	Valero Energy Corp.	104,132
5,397	Williams Cos., Inc.	78,149
5,379	XTO Energy, Inc.	189,717
		8,625,160
	Paper & Forest Products — 0.2%
3,987	International Paper Co.	47,047
1,593	MeadWestvaco Corp.	17,826
1,970	Weyerhaeuser Co.	60,301
		125,174
	Personal Products — 0.2%
3,976	Avon Products, Inc.	95,543
1,080	Estee Lauder Cos., Inc. (The), Class A	33,437
		128,980
	Pharmaceuticals — 7.9%
14,470	Abbott Laboratories	772,264
2,868	Allergan, Inc.	115,638
18,461	Bristol-Myers Squibb Co.	429,218
9,331	Eli Lilly & Co.	375,759
2,811	Forest Laboratories, Inc. (a)	71,596
25,875	Johnson & Johnson	1,548,102
2,299	King Pharmaceuticals, Inc. (a)	24,415
19,716	Merck & Co., Inc.	599,366
2,842	Mylan, Inc. (a)	28,107
62,883	Pfizer, Inc.	1,113,658
15,160	Schering-Plough Corp.	258,175
1	Teva Pharmaceutical Industries Ltd., (Israel), ADR	21
976	Watson Pharmaceuticals, Inc. (a)	25,932
12,417	Wyeth	465,762
		5,828,013
	Professional Services — 0.2%
503	Dun & Bradstreet Corp.	38,831
1,178	Equifax, Inc.	31,241
1,149	Monster Worldwide, Inc. (a)	13,891
1,447	Robert Half International, Inc.	30,127
		114,090
	Real Estate Investment Trusts (REITs) — 1.0%
944	Apartment Investment & Management Co., Class A	10,903
719	AvalonBay Communities, Inc.	43,557
1,127	Boston Properties, Inc.	61,985
1,122	Developers Diversified Realty Corp.	5,475
2,537	Equity Residential	75,653
2,356	HCP, Inc.	65,426
4,873	Host Hotels & Resorts, Inc.	36,889
2,136	Kimco Realty Corp.	39,046
1,555	Plum Creek Timber Co., Inc.	54,021
2,477	ProLogis	34,406
1,169	Public Storage	92,936
2,106	Simon Property Group, Inc.	111,892
1,281	Vornado Realty Trust	77,308
		709,497
	Real Estate Management & Development — 0.0% (g)
2,080	CB Richard Ellis Group, Inc., Class A (a)	8,986
	Road & Rail — 1.0%
2,618	Burlington Northern Santa Fe Corp.	198,209
3,679	CSX Corp.	119,457
3,453	Norfolk Southern Corp.	162,464
519	Ryder System, Inc.	20,127
4,723	Union Pacific Corp.	225,759
		726,016
	Semiconductors & Semiconductor Equipment — 2.1%
5,675	Advanced Micro Devices, Inc. (a)	12,258
2,773	Altera Corp.	46,337
2,716	Analog Devices, Inc.	51,658
12,512	Applied Materials, Inc.	126,747
4,142	Broadcom Corp., Class A (a)	70,290
51,870	Intel Corp.	760,413
1,575	KLA-Tencor Corp.	34,319
2,068	Linear Technology Corp.	45,744
6,016	LSI Corp. (a)	19,793
2,093	MEMC Electronic Materials, Inc. (a)	29,888
1,696	Microchip Technology, Inc.	33,123
7,123	Micron Technology, Inc. (a)	18,805
1,819	National Semiconductor Corp.	18,317
911	Novellus Systems, Inc. (a)	11,242
5,008	NVIDIA Corp. (a)	40,415
1,579	Teradyne, Inc. (a)	6,663
12,090	Texas Instruments, Inc.	187,637
2,554	Xilinx, Inc.	45,512
		1,559,161
	Software — 3.6%
4,952	Adobe Systems, Inc. (a)	105,428
2,110	Autodesk, Inc. (a)	41,462
1,749	BMC Software, Inc. (a)	47,066
3,673	CA, Inc.	68,061
1,694	Citrix Systems, Inc. (a)	39,928
2,299	Compuware Corp. (a)	15,518
2,992	Electronic Arts, Inc. (a)	47,992
2,985	Intuit, Inc. (a)	71,013
1,423	McAfee, Inc. (a)	49,193
71,343	Microsoft Corp.	1,386,907
3,220	Novell, Inc. (a)	12,526

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
36,532	Oracle Corp. (a)	647,711
978	Salesforce.com, Inc. (a)	31,306
7,796	Symantec Corp. (a)	105,402
		2,669,513
	Specialty Retail — 1.8%
812	Abercrombie & Fitch Co., Class A	18,733
1,006	AutoNation, Inc. (a)	9,939
357	AutoZone, Inc. (a)	49,791
2,422	Bed Bath & Beyond, Inc. (a)	61,567
3,150	Best Buy Co., Inc.	88,547
1,527	GameStop Corp., Class A (a)	33,075
4,348	Gap, Inc. (The)	58,220
15,811	Home Depot, Inc.	363,969
2,523	Limited Brands, Inc.	25,331
13,668	Lowe’s Cos., Inc.	294,135
2,564	Office Depot, Inc. (a)	7,641
1,166	RadioShack Corp.	13,922
916	Sherwin-Williams Co. (The) (c)	54,731
6,653	Staples, Inc.	119,222
1,148	Tiffany & Co.	27,127
3,883	TJX Cos., Inc.	79,873
		1,305,823
	Textiles, Apparel & Luxury Goods — 0.4%
3,049	Coach, Inc. (a)	63,328
778	Jones Apparel Group, Inc.	4,559
3,659	Nike, Inc., Class B	186,609
525	Polo Ralph Lauren Corp.	23,840
821	V.F. Corp.	44,966
		323,302
	Thrifts & Mortgage Finance — 0.2%
4,861	Hudson City Bancorp, Inc.	77,581
3,243	People’s United Financial, Inc.	57,823
5,066	Sovereign Bancorp, Inc. (a)	15,097
		150,501
	Tobacco — 1.8%
19,215	Altria Group, Inc.	289,378
1,567	Lorillard, Inc.	88,300
18,866	Philip Morris International, Inc.	820,859
1,576	Reynolds American, Inc.	63,529
1,384	UST, Inc.	96,022
		1,358,088
	Trading Companies & Distributors — 0.1%
1,205	Fastenal Co. (c)	41,994
603	W.W. Grainger, Inc.	47,541
		89,535
	Wireless Telecommunication Services — 0.2%
3,699	American Tower Corp., Class A (a)	108,455
26,642	Sprint Nextel Corp. (a)	48,755
		157,210
	Total Common Stocks (Cost $93,869,093)	73,345,793
	Investment Company — 0.1%
505	SPDR Trust, Series 1, (Cost $44,761)	45,571
	Total Long-Term Investments (Cost $93,913,854)	73,391,364
Short-Term Investments — 1.4%
	Investment Company — 1.2%
923,426	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $923,426)	923,426

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
150,000	U.S. Treasury Bill, 0.046%, 02/12/09 (k) (n) (Cost $149,992)	149,996
	Total Short-Term Investments (Cost $1,073,418)	1,073,422

SHARES
Investments of Cash Collateral for Securities on Loan — 0.5%
	Investment Company — 0.5%
357,175	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $357,175)	357,175

	Total Investments — 100.7% (Cost $95,344,447)	74,821,961
	Liabilities in Excess of Other Assets — (0.7)%	(492,778)
	NET ASSETS — 100.0%	$74,329,183

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	E-mini S&P 500	03/20/09	$900,100	$14,138

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

SPDR	—	Standard & Poor’s Depository Receipts

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	—	Amount rounds to less than 0.1%.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	—	The rate shown is the effective yield at the date of purchase.

(q)	—	Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$72,444,306
Investments in affiliates, at value	2,377,655
Total investment securities, at value	74,821,961
Receivables:
Portfolio shares sold	622
Interest and dividends	167,929
Variation margin on futures contracts	11,900
Total Assets	75,002,412

LIABILITIES:
Payables:
Due to custodian	38,795
Collateral for securities lending program	357,175
Investment securities purchased	152,436
Portfolio shares redeemed	62,669
Accrued liabilities:
Investment advisory fees	2,602
Administration fees	7,980
Custodian and accounting fees	9,109
Trustees’ and Chief Compliance Officer’s fees	446
Other	42,017
Total Liabilities	673,229
Net Assets	$74,329,183

NET ASSETS:
Paid in capital	$100,537,424
Accumulated undistributed (distributions in excess of) net investment income	2,012,421
Accumulated net realized gains (losses)	(7,712,314)
Net unrealized appreciation (depreciation)	(20,508,348)
Total Net Assets	$74,329,183

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	9,369,223
Net asset value, offering and redemption price per share	$7.93

Cost of investments in non-affiliates	$92,826,112
Cost of investments in affiliates	2,518,335
Value of securities on loan	347,635

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,372,574
Dividend income from affiliates (a)	69,745
Interest income from non-affiliates	1,419
Income from securities lending (net)	19,767
Total investment income	2,463,505

EXPENSES:
Investment advisory fees	262,354
Administration fees	108,001
Custodian and accounting fees	63,550
Interest expense to affiliates	192
Professional fees	46,641
Trustees’ and Chief Compliance Officer’s fees	1,151
Printing and mailing costs	31,884
Transfer agent fees	9,234
Other	17,134
Total expenses	540,141
Less amounts waived	(120,138)
Less earnings credits	(48)
Net expenses	419,955
Net investment income (loss)	2,043,550

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,338,449)
Investments in affiliates	(15,489)
Futures	(368,243)
Net realized gain (loss)	(3,722,181)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(43,853,391)
Investments in affiliates	(499,354)
Futures	23,308
Change in net unrealized appreciation (depreciation)	(44,329,437)
Net realized/unrealized gains (losses)	(48,051,618)
Change in net assets resulting from operations	$(46,008,068)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,043,550	$2,217,948
Net realized gain (loss)	(3,722,181)	2,563,530
Change in net unrealized appreciation (depreciation)	(44,329,437)	2,715,483
Change in net assets resulting from operations	(46,008,068)	7,496,961

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,165,120)	(2,109,157)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	13,750,436	10,839,601
Dividends and distributions reinvested	2,165,120	2,109,157
Cost of shares redeemed	(25,445,331)	(30,401,787)
Change in net assets from capital transactions	(9,529,775)	(17,453,029)

NET ASSETS:
Change in net assets	(57,702,963)	(12,065,225)
Beginning of period	132,032,146	144,097,371
End of period	$74,329,183	$132,032,146
Accumulated undistributed (distributions in excess of) net investment income	$2,012,421	$2,159,496

SHARE TRANSACTIONS:
Issued	1,300,043	845,544
Reinvested	189,590	171,337
Redeemed	(2,382,850)	(2,349,903)
Change in shares	(893,217)	(1,333,022)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Equity Index Portfolio
Year Ended December 31, 2008	$12.87	$0.21	(c)	$(4.93	)(d)	$(4.72)	$(0.22)
Year Ended December 31, 2007	12.43	0.22		0.41		0.63	(0.19)
Year Ended December 31, 2006	10.92	0.19		1.48		1.67	(0.16)
Year Ended December 31, 2005	10.61	0.15		0.31		0.46	(0.15)
Year Ended December 31, 2004	9.72	0.15		0.85		1.00	(0.11)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been –37.28%, and the net realized and unrealized gains (losses) on investments per share would have been $(4.94).

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$7.93	(37.21	)%(d)	$74,329	0.40%	1.95%	0.52%	12%
12.87	5.10		132,032	0.40	1.56	0.53	6
12.43	15.42		144,097	0.40	1.54	0.57	7
10.92	4.46		136,929	0.46	1.41	0.51	12
10.61	10.34		137,197	0.50	1.53	0.51	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Equity Index Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$74,671,944	$14,138	$—
Level 2 — Other significant observable inputs	150,017	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$74,821,961	$14,138	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Repurchase Agreements —The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Futures Contracts — The Portfolio may enter into futures contracts as substitutes for securities in which the Portfolio can invest. The Portfolio may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D.  Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For purposes of the report, the Portfolio assumes the following to be affiliated issuers:

Affiliate	Value at December 31, 2007	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income*	Shares at December 31, 2008	Value at December 31, 2008
Bear Stearns Cos., Inc. (The) (Common Stock)	$103,959	$1,542	$14,979	$(75,233)	$374	—	$—
JPMorgan Chase & Co. (Common Stock)	1,495,711	241,705	216,042	59,744	51,840	34,794	1,097,054
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	661,723	23,890,980	23,629,277	—	16,511	923,426	923,426
JPMorgan Prime Money Market Fund, Capital Shares**	—	2,091,642	1,734,467	—	—	357,175	357,175
Total	$2,261,393			$(15,489)	$68,725		$2,377,655

*	Does not include the reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in notes 2E and 3A.

**	Represents investment of cash collateral related to securities on loan, as described below in Note 2.E. Dividend income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

E.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, served as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”).

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Portfolio, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Portfolio and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loaned securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, required that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Portfolio received payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Portfolio retained the interest on cash collateral investments but was required to pay the borrower a rebate for the use of the cash collateral.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). During the period the Portfolio invested a portion of the cash collateral it received in the JPMorgan Prime Money Market Fund. The Advisor of the Portfolio waived $78 of its fee, which offsets the shareholder servicing fees and administration fees incurred by JPMorgan Prime Money Market Fund on the Portfolio’s investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Portfolio. Subject to certain conditions, the applicable lending agent agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The risk of loss associated with such investments is borne by the Portfolio and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
$347,635	$357,175	$802	$347

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

H.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(4,581)	$(25,505)	$30,086

The reclassifications for the Portfolio relate primarily to distributions from investments in REITs and non-taxable special dividends.

J.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $1,020.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

For the year ended December 31, 2008, the Advisor waived fees and/or reimbursed expenses for the Portfolio in the amount of $120,138. The Advisor does not expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$12,793,298	$23,042,014

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$99,791,720	$9,494,724	$34,464,483	$(24,969,759)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$2,165,120	$2,165,120

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$2,109,157	$2,109,157

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,015,242	$(2,973,076)	$(24,969,759)

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2010	2014	2016	Total
$1,962,807	$289,171	$721,098	$2,973,076

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $277,825.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Equity Index Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$714.40	$1.72	0.40%
Hypothetical	1,000.00	1,023.13	2.03	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one- year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, fourth and fourth quintiles for the one, three and five-year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the second quintile and the actual total expenses were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMorgan Distribution Services, Inc. related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   31

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITEIP-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Government Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	21
Board Approval of Investment Advisory Agreement	22

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholders:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Government Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$131,481,435
Primary Benchmark	Barclays Capital Government Bond Index (formerly Lehman Brothers Government Bond Index)
Average Credit Quality	AAA

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Government Bond Portfolio, which seeks a high level of current income with liquidity and safety of principal,* returned 10.03%** (Class 1 Shares) for the 12 months ended December 31, 2008, compared to the 12.39% return for the Barclays Capital Government Bond Index (formerly Lehman Brothers Government Bond Index) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due in part to an underweight in Treasury securities, as the flight-to-quality trade continued throughout the year, pushing Treasury yields to historic low levels. Holdings in the mortgage sector also detracted from performance, as mortgage spreads widened, particularly near year-end. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

On the positive side, longer-duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) holdings contributed to performance, as yields rallied throughout the year. An overweight in the 10-year segment of the yield curve, which shows the relationship between yield and maturity dates for a set of similar bonds, versus shorter segments also helped returns, as this part of the yield curve rallied throughout the year.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities that fit our low-turnover investment philosophy. We maintained an overweight in mortgages overall, and particularly in well-structured, collateralized-mortgage obligations, in particular. We also held underweights in agency securities and U.S. Treasury notes, and an overweight in separate trading of registered interest and principal securities (STRIPS).

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	52.2%
U.S. Treasury Obligations	20.7
U.S. Government Agency Securities	16.3
Mortgage Pass-Through Securities	9.8
Short-Term Investment	1.0

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based on total investments as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
GOVERNMENT BOND PORTFOLIO	8/1/94	10.03%	5.71%	6.04%

TEN YEAR PERFORMANCE  (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Government Bond Portfolio, the Barclays Capital Government Bond Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital Government Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Barclays Capital Government Bond Index is an unmanaged index composed of the Treasury Bond and Agency Bond indices, the 1–3 Year Government Index and the 20+ Year Treasury Index. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Collateralized Mortgage Obligations — 52.2%
	Agency CMO — 52.2%
	Federal Home Loan Mortgage Corp. REMICS,
158,610	Series 1343, Class LA, 8.000%, 08/15/22	172,863
399,959	Series 1577, Class PV, 6.500%, 09/15/23	430,203
802,920	Series 1584, Class L, 6.500%, 09/15/23	839,805
800,750	Series 1633, Class Z, 6.500%, 12/15/23	839,921
201,000	Series 1694, Class PK, 6.500%, 03/15/24	211,286
332,882	Series 1999, Class PU, 7.000%, 10/15/27	347,654
562,866	Series 2031, Class PG, 7.000%, 02/15/28 (m)	603,129
492,268	Series 2035, Class PC, 6.950%, 03/15/28	517,907
593,246	Series 2095, Class PE, 6.000%, 11/15/28	615,903
180,124	Series 2178, Class PB, 7.000%, 08/15/29	190,455
393,200	Series 2259, Class ZC, 7.350%, 10/15/30	409,428
437,843	Series 2345, Class PQ, 6.500%, 08/15/16	462,570
714,614	Series 2367, Class ME, 6.500%, 10/15/31	746,023
64,155	Series 2390, Class DO, PO, 12/15/31	53,249
883,000	Series 2527, Class BP, 5.000%, 11/15/17	898,764
5,000,000	Series 2543, Class YX, 6.000%, 12/15/32 (m)	5,174,788
3,230,000	Series 2578, Class PG, 5.000%, 02/15/18	3,245,570
1,445,371	Series 2626, Class KA, 3.000%, 03/15/30	1,414,946
650,000	Series 2631, Class TE, 4.500%, 02/15/28	653,052
501,141	Series 2647, Class A, 3.250%, 04/15/32	480,529
3,188,609	Series 2651, Class VZ, 4.500%, 07/15/18	3,205,871
2,438,000	Series 2656, Class BG, 5.000%, 10/15/32	2,505,929
410,000	Series 2682, Class LC, 4.500%, 07/15/32	415,111
2,500,000	Series 2684, Class PD, 5.000%, 03/15/29	2,552,649
1,250,000	Series 2749, Class TD, 5.000%, 06/15/21	1,271,349
625,000	Series 2827, Class DG, 4.500%, 07/15/19	622,679
653,936	Series 2927, Class GA, 5.500%, 10/15/34	677,641
1,250,000	Series 2929, Class PC, 5.000%, 01/15/28	1,275,266
685,926	Series 3085, Class VS, IF, 23.940%, 12/15/35	854,109
340,709	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-56, Class A, PO, 05/25/43	247,693
	Federal National Mortgage Association REMICS,
21,523	Series 1988-16, Class B, 9.500%, 06/25/18	23,868
94,132	Series 1993-146, Class E, PO, 05/25/23	86,643
245,000	Series 1993-155, Class PJ, 7.000%, 09/25/23	261,902
15,791	Series 1993-205, Class H, PO, 09/25/23	13,436
2,115,361	Series 1993-223, Class PZ, 6.500%, 12/25/23	2,216,570
455,815	Series 1993-250, Class Z, 7.000%, 12/25/23	478,908
810,024	Series 1994-37, Class L, 6.500%, 03/25/24	850,369
6,388,638	Series 1994-72, Class K, 6.000%, 04/25/24	6,644,987
147,540	Series 1998-46, Class GZ, 6.500%, 08/18/28	154,715
376,019	Series 1998-58, Class PC, 6.500%, 10/25/28	391,690
734,985	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	95,412
315,622	Series 2001-4, Class PC, 7.000%, 03/25/21	341,352
1,169,196	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	219,522
284,900	Series 2002-2, Class UC, 6.000%, 02/25/17	295,906
2,000,000	Series 2003-35, Class MD, 5.000%, 11/25/16	2,034,340
1,059,073	Series 2003-70, Class BE, 3.500%, 12/25/25	1,057,279
3,600,000	Series 2003-81, Class MC, 5.000%, 12/25/32	3,699,340
600,000	Series 2003-82, Class VB, 5.500%, 08/25/33	618,210
2,901,667	Series 2003-128, Class DY, 4.500%, 01/25/24	2,842,663
1,850,000	Series 2004-2, Class OE, 5.000%, 05/25/23	1,854,476
1,308,821	Series 2004-75, Class VK, 4.500%, 09/25/22	1,328,357
57,021	Series G92-44, Class ZQ, 8.000%, 07/25/22	60,638
26,120	Series G92-66, Class KA, 6.000%, 12/25/22	27,361
	Federal National Mortgage Association Whole Loan,
622,210	Series 1999-W4, Class A9, 6.250%, 02/25/29	636,794
1,009,219	Series 2002-W7, Class A4, 6.000%, 06/25/29	1,048,011
531,580	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	544,039
	Government National Mortgage Association,
268,062	Series 1998-22, Class PD, 6.500%, 09/20/28	279,591
85,554	Series 1999-17, Class L, 6.000%, 05/20/29	88,853
2,500,000	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	2,631,332
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,060,441
5,960,913	Series 2003-59, Class XA, IO, VAR, 1.976%, 06/16/34	495,376
2,759,774	Series 2003-75, Class BE, 6.000%, 04/16/28	2,836,735
1,342,364	Series 2004-62, Class VA, 5.500%, 07/20/15	1,395,920
	Total Collateralized Mortgage Obligations (Cost $66,878,215)	68,551,378
	Mortgage Pass-Through Securities — 9.8%
	Federal Home Loan Mortgage Corp.,
158,995	ARM, 5.188%, 01/01/27	157,622
42,672	ARM, 5.214%, 04/01/30	42,310
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
245,749	5.000%, 12/01/13 – 04/01/14	251,169
65,873	5.500%, 03/01/14	68,456
25,314	6.000%, 04/01/14	26,249
56,388	6.500%, 06/01/14 – 09/01/14	58,323
10,130	7.000%, 02/01/11	10,377
4,274	7.500%, 09/01/10	4,299
306	8.500%, 12/01/09	314
	Federal Home Loan Mortgage Corp., Gold Pools, 30 Year, Single Family,
207,557	6.000%, 04/01/26 – 02/01/32	215,184
1,031,770	6.500%, 11/01/25 – 04/01/32	1,078,480
13,859	8.500%, 07/01/28	14,952

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
6,919	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 9.000%, 12/01/09	7,066
	Federal National Mortgage Association, 15 Year, Single Family,
631,479	5.500%, 11/01/16	654,956
95,862	6.000%, 04/01/13 – 08/01/14	99,804
49,097	6.500%, 11/01/11 – 05/01/13	51,041
177,422	8.000%, 11/01/12 – 01/01/16	185,683
1,065,080	Federal National Mortgage Association, 20 Year, Single Family, 6.000%, 03/01/22	1,102,015
	Federal National Mortgage Association, 30 Year, Single Family,
773,802	4.500%, 03/01/38	785,431
1,843,611	5.000%, 11/01/33	1,887,187
2,549,646	5.500%, 12/01/33 – 01/01/34	2,619,870
371,577	6.500%, 09/01/25 – 04/01/32	389,319
51,840	7.500%, 03/01/30 – 08/01/30	54,883
	Federal National Mortgage Association, Other,
1,131,785	5.000%, 11/01/23	1,160,687
297,381	6.000%, 09/01/28	308,935
69,255	7.500%, 02/01/13	72,715
	Government National Mortgage Association I, 30 Year, Single Family,
22,939	6.500%, 03/15/28 – 09/15/28	24,111
39,170	7.000%, 12/15/25 – 06/15/28	41,488
27,985	7.500%, 05/15/23 – 09/15/25	29,664
42,444	8.000%, 10/15/27	45,316
13,518	9.000%, 11/15/24	14,458
	Government National Mortgage Association II,
1,355,676	ARM, 4.500%, 07/20/34 – 09/20/34	1,316,927
9,776	ARM, 4.625%, 07/20/27	9,577
	Government National Mortgage Association II, 30 Year, Single Family,
7,376	7.500%, 12/20/26	7,790
116,012	8.000%, 11/20/26	123,020
	Total Mortgage Pass-Through Securities (Cost $12,653,256)	12,919,678
	U.S. Government Agency Securities — 16.3%
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	1,625,817
630,000	Zero Coupon, 03/23/28	286,928
6,000,000	Federal National Mortgage Association Interest STRIPS, Zero Coupon, 09/23/20	3,744,294
	Financing Corp., Principal STRIPS,
2,000,000	11/02/18	1,437,080
8,000,000	12/06/18	5,716,560
4,000,000	Residual Funding Corp., Principal STRIPS, 07/15/20	2,582,396
	Resolution Funding Corp., Interest STRIPS,
1,000,000	10/15/17	742,374
2,000,000	01/15/20	1,321,598
5,000,000	Tennessee Valley Authority, Zero Coupon, 07/15/16	3,946,595
	Total U.S. Government Agency Securities (Cost $17,022,792)	21,403,642
	U.S. Treasury Obligations — 20.6%
	U.S. Treasury Bonds,
2,700,000	7.250%, 05/15/16	3,615,257
2,000,000	9.125%, 05/15/18	3,092,968
	U.S. Treasury Bonds Coupon STRIPS,
2,500,000	08/15/14	2,219,253
2,000,000	11/15/14	1,761,310
1,750,000	02/15/15	1,500,889
500,000	05/15/15	424,886
750,000	08/15/15	631,412
3,000,000	11/15/15	2,543,583
400,000	05/15/16	330,373
15,000,000	U.S. Treasury Bonds Principal STRIPS, 05/15/20	10,383,240
500,000	U.S. Treasury Inflation Indexed Notes, 3.500%, 01/15/11	610,655
	Total U.S. Treasury Obligations (Cost $22,182,823)	27,113,826
	Total Long-Term Investments (Cost $118,737,086)	129,988,524

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
1,343,749	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares (b) (Cost $1,343,749)	1,343,749
	Total Investments — 99.9% (Cost $120,080,835)	131,332,273
	Other Assets in Excess of Liabilities — 0.1%	149,162
	NET ASSETS — 100.0%	$131,481,435

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Government Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

ARM	—	Adjustable Rate Mortgage

CMO	—	Collateralized Mortgage Obligation

IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2008. The rate may be subject to a cap and floor.

IO	—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO	—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS	—	Real Estate Mortgage Investment Conduits

STRIPS	—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors, Inc.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Government Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$129,988,524
Investments in affiliates, at value	1,343,749
Total investment securities, at value	131,332,273
Receivables:
Investment securities sold	2,556
Portfolio shares sold	22,044
Interest and dividends	443,578
Total Assets	131,800,451

LIABILITIES:
Payables:
Due to custodian	12,034
Portfolio shares redeemed	195,753
Accrued liabilities:
Investment advisory fees	42,813
Administration fees	12,018
Custodian and accounting fees	7,307
Trustees’ and Chief Compliance Officer’s fees	409
Other	48,682
Total Liabilities	319,016
Net Assets	$131,481,435

NET ASSETS:
Paid in capital	$112,705,014
Accumulated undistributed (distributions in excess of) net investment income	7,025,523
Accumulated net realized gains (losses)	499,460
Net unrealized appreciation (depreciation)	11,251,438
Total Net Assets	$131,481,435

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	11,042,510
Net asset value, offering and redemption price per share	$11.91

Cost of investments in non-affiliates	$118,737,086
Cost of investments in affiliates	1,343,749

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Government Bond Portfolio
INVESTMENT INCOME:
Dividend income from affiliates (a)	$91,295
Interest income from non-affiliates	7,733,347
Income from securities lending (net)	88,059
Total investment income	7,912,701

EXPENSES:
Investment advisory fees	582,933
Administration fees	150,523
Custodian and accounting fees	38,727
Professional fees	59,288
Trustees’ and Chief Compliance Officer’s fees	1,591
Printing and mailing costs	27,851
Transfer agent fees	8,279
Other	20,790
Total expenses	889,982
Less amounts waived	(16,505)
Less earnings credits	(1)
Net expenses	873,476
Net investment income (loss)	7,039,225

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,228,424
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	4,928,849
Net realized/unrealized gains (losses)	6,157,273
Change in net assets resulting from operations	$13,196,498

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Government Bond Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,039,225	$7,921,685
Net realized gain (loss)	1,228,424	(393,634)
Change in net unrealized appreciation (depreciation)	4,928,849	3,952,892
Change in net assets resulting from operations	13,196,498	11,480,943

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,929,556)	(8,687,295)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	16,852,958	17,096,670
Dividends and distributions reinvested	7,929,556	8,687,295
Cost of shares redeemed	(51,744,438)	(42,972,345)
Change in net assets from capital transactions	$(26,961,924)	$(17,188,380)

NET ASSETS:
Change in net assets	(21,694,982)	(14,394,732)
Beginning of period	153,176,417	167,571,149
End of period	$131,481,435	$153,176,417
Accumulated undistributed (distributions in excess of) net investment income	$7,025,523	$7,915,854

SHARE TRANSACTIONS:
Issued	1,465,684	1,558,153
Reinvested	707,364	805,871
Redeemed	(4,563,779)	(3,889,615)
Change in shares	(2,390,731)	(1,525,591)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Government Bond Portfolio
Year Ended December 31, 2008	$11.40	$0.55	(c)	$0.56	$1.11	$(0.60)	$11.91
Year Ended December 31, 2007	11.20	0.55	(c)	0.25	0.80	(0.60)	11.40
Year Ended December 31, 2006	11.40	0.60		(0.22)	0.38	(0.58)	11.20
Year Ended December 31, 2005	11.63	0.58		(0.25)	0.33	(0.56)	11.40
Year Ended December 31, 2004	11.67	0.54		(0.01)	0.53	(0.57)	11.63

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

Ratios/Supplemental data
		Ratios to average net assets
Total return (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

10.03%	$131,481	0.60%	4.83%	0.61%	1%
7.49	153,176	0.60	4.96	0.61	—	(d)
3.56	167,571	0.63	4.82	0.65	3
3.08	195,814	0.65	4.70	0.65	10
4.64	213,326	0.62	4.65	0.63	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class offered
Government Bond Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$1,343,749	$—
Level 2 — Other significant observable inputs	129,988,524	—
Level 3 — Significant unobservable inputs	—	—
Total	$131,332,273	$—

*	Other financial instruments may include futures, forwards and swap contracts.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The Securities Lending Agreement requires that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. The Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). The Portfolio invested a portion of the cash collateral it received in the JPMorgan Prime Money Market Fund. The Advisor of the Portfolio waived $31 of its fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on the Portfolio’s investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Portfolio. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. As of December 31, 2008, the Portfolio did not have any securities out on loan.

As of December 31, 2008, the Portfolio had no securities on loan. For the year then ended, the Portfolio paid $8,172 to related party affiliates.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $6,086.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest,

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

For the year ended December 31, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $16,505. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$1,057,360	$15,615,737	$533,554	$12,354,666

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$120,080,835	$11,698,089	$446,651	$11,251,438

There is no difference between book and tax basis appreciation (depreciation) on investments.

The tax character of distributions paid during the fiscal year ended December 31, 2008, was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$7,929,556	$7,929,556

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$8,687,295	$8,687,295

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$7,029,387	$499,460	$11,251,438

The cumulative timing differences primarily consist of deferred compensation.

During the year ended December 31, 2008, the Portfolio utilized capital loss carryforwards of $336,103.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings from the unsecured, uncommitted credit facility outstanding at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Reorganization

At a meeting held November 11–13, 2008, the Board of Trustees of the Trust approved, subject to shareholder approval, the merger of the Portfolio into JPMorgan Insurance Trust Core Bond Portfolio, another portfolio of the Trust. Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Portfolio. This approval will be sought at a shareholder meeting to be held on or about April 1, 2009. If approved, the merger is expected to occur on or about April 24, 2009.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Government Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Government Bond Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Government Bond Portfolio
Actual	$1,000.00	$1,075.90	$3.13	0.60%
Hypothetical	1,000.00	1,022.12	3.05	0.60

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds , including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the second, first and first quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the second quintile and the actual total expenses were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMorgan Distribution Services, Inc., an affiliate of the Advisor, related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITGBP-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Trustees	21
Officers	23
Schedule of Shareholder Expenses	24
Board Approval of Investment Advisory Agreement	25
Tax Letter	28

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$46,472,908
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Growth Portfolio, which seeks to provide long-term capital growth,* returned –39.22%** (Class 1 Shares) for the 12 months ended December 31, 2008, compared to the –38.44% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due to stock selection in the industrial and healthcare sectors, as market conditions contributed to the Fund’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Performance in the industrial sector was negatively impacted by engine manufacturer Cummins Inc. The company announced workforce cutbacks and lowered its 2009 outlook due to a sudden drop in demand for its trucks and construction products. Performance in the healthcare sector was hindered by an underweight in Abbott Laboratories, a pharmaceutical company. The company’s shares rallied on strong sales of its popular rheumatoid arthritis drug Humira. However, we did not own enough of the stock to positively impact performance.

On the positive side, stock selection in the energy and financial sectors helped results. Results in the energy sector were aided by an active bet in Exxon Mobil Corp. The company benefited from the late fourth-quarter rallies in crude oil prices. Performance in financials was helped by insurance company Chubb Corp. The company outperformed its peers and sector after its credit rating was upgraded on a track record of maintaining liquidity.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio’s investment philosophy was based on concepts developed by behavioral finance theory. Behavioral finance is the study of investor psychology and what drives investors’ actions in the marketplace. The Portfolio attempted to capitalize on persistent market inefficiencies, driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held were exposed to potential upside and downside risks of market news and security specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	International Business Machines Corp.	3.8%
2.	Wal-Mart Stores, Inc.	3.6
3.	Hewlett-Packard Co.	3.3
4.	Oracle Corp.	2.8
5.	Exxon Mobil Corp.	2.6
6.	McDonald’s Corp.	2.6
7.	Microsoft Corp.	2.5
8.	Gilead Sciences, Inc.	2.3
9.	QUALCOMM, Inc.	2.1
10.	Occidental Petroleum Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	28.0%
Health Care	16.0
Consumer Staples	13.8
Industrials	12.1
Consumer Discretionary	9.8
Energy	8.5
Financials	4.0
Materials	3.5
Utilities	1.7
Telecommunication Services	1.0
Short-Term Investment	1.6

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	(39.22)%	(4.28)%	(5.27)%
CLASS 2 SHARES	8/16/06	(39.36)	(4.39)	(5.32)

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 4.8%
8,250	General Dynamics Corp.	475,117
4,050	L-3 Communications Holdings, Inc.	298,809
10,435	Lockheed Martin Corp.	877,375
11,550	Raytheon Co.	589,512
		2,240,813
	Airlines — 0.7%
17,826	JetBlue Airways Corp. (a) (c)	126,565
20,750	Southwest Airlines Co.	178,865
		305,430
	Beverages — 1.8%
18,250	Coca-Cola Co. (The)	826,177
	Biotechnology — 5.3%
10,450	Amgen, Inc. (a)	603,487
8,800	Celgene Corp. (a)	486,464
5,600	Cubist Pharmaceuticals, Inc. (a)	135,296
21,250	Gilead Sciences, Inc. (a)	1,086,725
2,050	Myriad Genetics, Inc. (a)	135,833
		2,447,805
	Building Products — 0.3%
8,750	Owens Corning, Inc. (a)	151,375
	Capital Markets — 2.6%
7,300	Apollo Investment Corp.	67,963
2,950	Goldman Sachs Group, Inc. (The)	248,950
5,950	Knight Capital Group, Inc., Class A (a)	96,093
13,350	Morgan Stanley	214,134
4,300	Northern Trust Corp.	224,202
9,200	State Street Corp.	361,836
		1,213,178
	Chemicals — 2.4%
3,650	FMC Corp.	163,265
8,650	Monsanto Co.	608,527
7,950	Olin Corp.	143,736
3,000	Rohm & Haas Co.	185,370
		1,100,898
	Commercial Services & Supplies — 0.3%
5,550	Pitney Bowes, Inc.	141,414
	Communications Equipment — 4.6%
41,600	Cisco Systems, Inc. (a)	678,080
3,050	Comtech Telecommunications Corp. (a)	139,751
6,150	F5 Networks, Inc. (a)	140,589
4,750	Harris Corp.	180,737
27,900	QUALCOMM, Inc.	999,657
		2,138,814
	Computers & Peripherals — 8.4%
2,605	Apple, Inc. (a)	222,337
42,220	Hewlett-Packard Co.	1,532,164
21,250	International Business Machines Corp.	1,788,400
11,750	QLogic Corp. (a) (c)	157,920
13,100	SanDisk Corp. (a)	125,760
7,600	Western Digital Corp. (a)	87,020
		3,913,601
	Construction & Engineering — 1.7%
6,750	EMCOR Group, Inc. (a)	151,403
10,350	Fluor Corp.	464,404
3,700	URS Corp. (a)	150,849
		766,656
	Consumer Finance — 0.3%
4,150	Capital One Financial Corp.	132,344
	Containers & Packaging — 0.7%
8,600	Crown Holdings, Inc. (a)	165,120
4,350	Rock-Tenn Co., Class A	148,683
		313,803
	Diversified Consumer Services — 0.6%
2,000	Apollo Group, Inc., Class A (a)	153,240
6,050	H&R Block, Inc.	137,456
		290,696
	Diversified Telecommunication Services — 0.8%
5,400	Embarq Corp.	194,184
18,500	Windstream Corp.	170,200
		364,384
	Electrical Equipment — 0.6%
4,450	Acuity Brands, Inc.	155,350
4,700	AMETEK, Inc.	141,987
		297,337
	Energy Equipment & Services — 1.2%
1,250	Diamond Offshore Drilling, Inc.	73,675
20,900	Noble Corp.	461,681
		535,356

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 4.3%
3,850	BJ’s Wholesale Club, Inc. (a) (c)	131,901
8,350	Kroger Co. (The)	220,523
29,600	Wal-Mart Stores, Inc.	1,659,376
		2,011,800
	Food Products — 3.0%
4,900	Archer-Daniels-Midland Co.	141,267
5,950	Flowers Foods, Inc.	144,942
7,300	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	163,666
8,800	General Mills, Inc.	534,600
7,200	H.J. Heinz Co.	270,720
3,100	Kellogg Co.	135,935
		1,391,130
	Health Care Equipment & Supplies — 2.6%
17,890	Baxter International, Inc.	958,725
4,350	STERIS Corp.	103,922
4,650	Thoratec Corp. (a)	151,078
		1,213,725
	Health Care Providers & Services — 2.9%
2,750	Amedisys, Inc. (a)	113,685
3,900	Emergency Medical Services Corp., Class A (a)	142,779
12,100	Express Scripts, Inc. (a)	665,258
3,250	Medco Health Solutions, Inc. (a)	136,208
5,750	Omnicare, Inc.	159,620
3,800	Owens & Minor, Inc.	143,070
		1,360,620
	Hotels, Restaurants & Leisure — 3.2%
19,365	McDonald’s Corp.	1,204,309
9,200	Yum! Brands, Inc.	289,800
		1,494,109
	Household Products — 3.3%
2,550	Church & Dwight Co., Inc.	143,106
2,950	Clorox Co.	163,902
10,650	Colgate-Palmolive Co.	729,951
8,250	Procter & Gamble Co.	510,015
		1,546,974
	Insurance — 0.8%
5,500	ACE Ltd., (Switzerland)	291,060
1,900	Chubb Corp.	96,900
		387,960
	Internet Software & Services — 0.3%
3,300	Sohu.com, Inc., (China) (a)	156,222
	IT Services — 3.6%
17,100	Accenture Ltd., (Bermuda), Class A	560,709
3,050	Alliance Data Systems Corp. (a)	141,917
3,500	Gartner, Inc. (a)	62,405
3,550	Global Payments, Inc.	116,404
2,800	Mantech International Corp., Class A (a)	151,732
45,900	Western Union Co. (The)	658,206
		1,691,373
	Leisure Equipment & Products — 0.4%
6,400	Hasbro, Inc.	186,688
	Machinery — 0.8%
100	Cummins, Inc.	2,673
1,900	Flowserve Corp.	97,850
4,800	Gardner Denver, Inc. (a)	112,032
3,800	Wabtec Corp.	151,050
		363,605
	Media — 2.1%
16,300	Comcast Corp., Class A	275,144
19,800	DIRECTV Group, Inc. (The) (a)	453,618
9,850	Discovery Communications, Inc., Class A (a)	139,476
3,600	DreamWorks Animation SKG, Inc., Class A (a)	90,936
		959,174
	Metals & Mining — 0.4%
1,100	Cliffs Natural Resources, Inc.	28,171
3,000	Compass Minerals International, Inc.	175,980
		204,151
	Multiline Retail — 0.3%
8,400	Big Lots, Inc. (a)	121,716
	Multi-Utilities — 1.7%
11,900	Consolidated Edison, Inc.	463,267
9,250	Dominion Resources, Inc.	331,520
		794,787
	Oil, Gas & Consumable Fuels — 7.4%
2,550	Alpha Natural Resources, Inc. (a)	41,285
5,450	Chevron Corp.	403,137
7,050	Concho Resources, Inc. (a)	160,881
15,400	Exxon Mobil Corp.	1,229,382
16,450	Occidental Petroleum Corp.	986,835
19,000	Southwestern Energy Co. (a)	550,430
3,150	Walter Industries, Inc.	55,156
		3,427,106
	Personal Products — 0.3%
2,050	Chattem, Inc. (a) (c)	146,637

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 5.3%
8,400	Abbott Laboratories	448,308
18,700	Bristol-Myers Squibb Co.	434,775
9,250	Eli Lilly & Co.	372,498
14,100	Johnson & Johnson	843,603
13,950	King Pharmaceuticals, Inc. (a)	148,149
7,850	Valeant Pharmaceuticals International (a) (c)	179,765
3,500	Warner Chilcott Ltd., (Bermuda), Class A (a)	50,750
		2,477,848
	Professional Services — 0.4%
3,350	Watson Wyatt Worldwide, Inc., Class A	160,197
	Road & Rail — 2.3%
17,350	CSX Corp.	563,355
11,150	Norfolk Southern Corp.	524,607
		1,087,962
	Semiconductors & Semiconductor Equipment — 3.5%
7,850	Altera Corp.	131,174
13,050	Integrated Device Technology, Inc. (a)	73,211
43,400	Intel Corp.	636,244
8,300	Lam Research Corp. (a)	176,624
4,750	Linear Technology Corp. (c)	105,070
13,100	Marvell Technology Group Ltd., (Bermuda) (a)	87,377
5,050	Microsemi Corp. (a)	63,832
7,050	National Semiconductor Corp.	70,993
17,150	ON Semiconductor Corp. (a)	58,310
5,500	Texas Instruments, Inc.	85,360
6,400	Xilinx, Inc.	114,048
		1,602,243
	Software — 7.7%
60,050	Microsoft Corp.	1,167,372
74,240	Oracle Corp. (a)	1,316,275
3,650	Quality Systems, Inc. (c)	159,213
10,950	Quest Software, Inc. (a)	137,861
3,233	Solera Holdings, Inc. (a)	77,915
5,507	Sybase, Inc. (a)	136,408
42,100	Symantec Corp. (a)	569,192
		3,564,236
	Specialty Retail — 2.7%
6,450	Aeropostale, Inc. (a)	103,845
2,900	AutoZone, Inc. (a)	404,463
9,550	Gap, Inc. (The)	127,875
4,850	Ross Stores, Inc.	144,190
17,550	Staples, Inc.	314,496
7,100	TJX Cos., Inc.	146,047
		1,240,916
	Textiles, Apparel & Luxury Goods — 0.6%
6,750	Carter’s, Inc. (a)	130,005
3,050	Nike, Inc., Class B	155,550
		285,555
	Thrifts & Mortgage Finance — 0.3%
8,950	Hudson City Bancorp, Inc.	142,842
	Tobacco — 1.1%
34,100	Altria Group, Inc.	513,546
	Trading Companies & Distributors — 0.3%
3,950	Fastenal Co. (c)	137,657
	Wireless Telecommunication Services — 0.2%
3,700	American Tower Corp., Class A (a)	108,484
	Total Long-Term Investments (Cost $52,183,739)	45,959,344
Short-Term Investment — 1.6%
	Investment Company — 1.6%
749,235	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $749,235)	749,235
Investments of Cash Collateral for Securities on Loan — 1.8%
	Investment Company — 1.8%
845,925	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $845,925)	845,925
	Total Investments — 102.3% (Cost $53,778,899)	47,554,504
	Liabilities in Excess of Other Assets — (2.3)%	(1,081,596)
	NET ASSETS — 100.0%	$46,472,908

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$45,959,344
Investments in affiliates, at value	1,595,160
Total investment securities, at value	47,554,504
Cash	38
Receivables:
Portfolio shares sold	7,158
Interest and dividends	67,825
Total Assets	47,629,525

LIABILITIES:
Payables:
Investment securities purchased	153,627
Collateral for securities lending program	845,925
Portfolio shares redeemed	78,528
Accrued liabilities:
Investment advisory fees	22,823
Administration fees	5,941
Distribution fees	2
Custodian and accounting fees	7,032
Trustees’ and Chief Compliance Officer’s fees	453
Other	42,286
Total Liabilities	1,156,617
Net Assets	$46,472,908

NET ASSETS:
Paid in capital	$150,892,494
Accumulated undistributed (distributions in excess of) net investment income	368,035
Accumulated net realized gains (losses)	(98,563,226)
Net unrealized appreciation (depreciation)	(6,224,395)
Total Net Assets	$46,472,908
Net Assets:
Class 1	$46,462,195
Class 2	10,713
Total	$46,472,908

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	4,710,424
Class 2	1,089

Net asset value, offering and redemption price per share:
Class 1	$9.86
Class 2	9.84

Cost of investments in non-affiliates	$52,183,739
Cost of investments in affiliates	1,595,160
Value of securities on loan	841,019

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$976,723
Dividend income from affiliates (a)	18,426
Income from securities lending (net)	21,305
Total investment income	1,016,454

EXPENSES:
Investment advisory fees	460,090
Administration fees	72,762
Distribution fees — Class 2	36
Custodian and accounting fees	39,479
Interest expense to affiliates	577
Professional fees	41,778
Trustees’ and Chief Compliance Officer’s fees	779
Printing and mailing costs	23,216
Transfer agent fees	12,782
Other	12,436
Total expenses	663,935
Less amounts waived	(26,267)
Less earnings credits	(8)
Net expenses	637,660
Net investment income (loss)	378,794

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(15,203,098)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(18,304,504)
Net realized/unrealized gains (losses)	(33,507,602)
Change in net assets resulting from operations	$(33,128,808)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$378,794	$743,910
Net realized gain (loss)	(15,203,098)	18,281,494
Change in net unrealized appreciation (depreciation)	(18,304,504)	3,116,233
Change in net assets resulting from operations	(33,128,808)	22,141,637

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(713,234)	(373,982)
Class 2
From net investment income	(97)	(13)
Total distributions to shareholders	(713,331)	(373,995)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(17,439,154)	(144,373,525)

NET ASSETS:
Change in net assets	(51,281,293)	(122,605,883)
Beginning of period	97,754,201	220,360,084
End of period	$46,472,908	$97,754,201
Accumulated undistributed (distributions in excess of) net investment income	$368,035	$726,204

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$7,035,380	$11,157,334
Dividends and distributions reinvested	713,234	373,982
Cost of shares redeemed	(25,187,786)	(155,904,854)
Change in net assets from Class 1 capital transactions	$(17,439,172)	$(144,373,538)
Class 2
Dividends and distributions reinvested	$97	$13
Cost of shares redeemed	(79)	—
Change in net assets from Class 2 capital transactions	$18	$13

Total change in net assets from capital transactions	$(17,439,154)	$(144,373,525)

SHARE TRANSACTIONS:
Class 1
Issued	553,352	726,821
Reinvested	50,405	24,783
Redeemed	(1,864,375)	(9,767,991)
Change in Class 1 Shares	(1,260,618)	(9,016,387)
Class 2
Reinvested	7	1
Redeemed	(5)	—
Change in Class 2 Shares	2	1

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio (e)
Class 1
Year Ended December 31, 2008	$16.37	$0.09		$(6.47	)(f)	$(6.38)	$(0.13)
Year Ended December 31, 2007	14.70	0.08	(h)	1.62		1.70	(0.03)
Year Ended December 31, 2006	13.96	0.02		0.73		0.75	(0.01)
Year Ended December 31, 2005	13.36	0.01		0.66		0.67	(0.07)
Year Ended December 31, 2004	12.51	0.07		0.81		0.88	(0.03)

Class 2
Year Ended December 31, 2008	16.33	0.04		(6.44	)(f)	(6.40)	(0.09)
Year Ended December 31, 2007	14.69	0.04	(h)	1.61		1.65	(0.01)
August 16, 2006 (g) through December 31, 2006	13.88	0.01		0.80		0.81	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Effective November 1, 2006, the Portfolio’s name, investment objective and strategies changed.

(f)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been –39.59% and –39.73%, and the net realized and unrealized gains (losses) on investments per share would have been $(6.53) and $(6.50) for Class 1 shares and Class 2 shares, respectively.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.86	(39.22	)(f)%	$46,462	0.90%	0.54%	0.94%	132%
16.37	11.55		97,736	0.88	0.51	0.90	137
14.70	5.37		220,344	0.87	0.17	0.87	145
13.96	5.05		229,387	0.85	0.08	0.85	92
13.36	7.05		216,808	0.82	0.58	0.83	95

9.84	(39.36	)(f)	11	1.15	0.30	1.19	132
16.33	11.25		18	1.14	0.22	1.16	137
14.69	5.84		16	1.14	0.11	1.14	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Growth Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$47,554,504	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$47,554,504	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, served as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”).

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Portfolio, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Portfolio and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loaned securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, required that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Portfolio received payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Portfolio retained the interest on cash collateral investments but was required to pay the borrower a rebate for the use of the cash collateral.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). The Portfolio invested a portion of the cash collateral it received in the JPMorgan Prime Money Market Fund. The Advisor waived $128 of its fee, which offsets the shareholder servicing fees and administration fees, incurred by JPMorgan Prime Money Market Fund on the Portfolio’s investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Portfolio. Subject to certain conditions, the applicable lending agent agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The risk of loss associated with such investments is borne by the Portfolio and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
$841,019	$845,925	$730	$112

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were classified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(23,632)	$23,632

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts.

H.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $1,102.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the year ended December 31, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $26,267. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$93,544,681	$111,583,765

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$54,200,468	$1,347,054	$7,993,018	$(6,645,964)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$713,331	$713,331

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$373,995	$373,995

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$372,452	$(87,558,964)	$(6,645,964)

The cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2009	2010	2011	2013	2016	Total
$11,440,249	$50,265,496	$15,519,251	$4,697,466	$5,636,502	$87,558,964

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post-October capital losses of $10,582,693.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Intrepid Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Growth Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$677.70	$3.80	0.90%
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class 2
Actual	1,000.00	677.20	4.85	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to- day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors,

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the JPMorgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the third, fourth and fourth quintiles for the Class 1 shares for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for the Class 1 shares was in the third quintile and the actual total expenses for the Class 1 shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   27

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITIGP-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Trustees	21
Officers	23
Schedule of Shareholder Expenses	24
Board Approval of Investment Advisory Agreement	25
Tax Letter	28

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$39,167,640
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned –38.82%** (Class 1 Shares) for the 12 months ended December 31, 2008, compared to the –41.46% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio outperformed its benchmark for the period due primarily to stock selection in the financial and consumer discretionary sectors, market conditions contributed to the Portfolio’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

Performance in the financial sector was helped by Annaly Capital Management Inc., a REIT that acquires and manages mortgage securities. The company has profited from borrowing money at low interest rates, and then buying mortgages that pay a higher interest rate. Results in the consumer discretionary sector were helped by an active bet in AutoZone Inc. The auto parts retailer bucked the economic headwinds that slammed the auto industry by focusing on store quality improvements and maintaining sales to corporate customers.

On the downside, stock selection in the energy and industrial sectors hurt returns. Performance in the energy sector was negatively impacted by Valero Energy Corp., the leading U.S. oil refiner. The company was forced to slash oil refining production in an effort to stabilize deteriorating profit margins resulting from an oversupply of gasoline. Results in the industrial sector were hurt by Manitowoc Co. Inc. The construction crane manufacturer cut its full-year earnings forecast, citing the ongoing credit crisis, which made it difficult for customers to secure financing.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio’s investment philosophy was based on concepts developed by behavioral finance theory, the study of investor psychology and what drives investors’ actions in the marketplace. The Portfolio attempted to capitalize on persistent market inefficiencies, driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held were exposed to potential upside and downside risks of market news and security-specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	UST, Inc.	1.4%
2.	Apollo Group, Inc., Class A	1.3
3.	Quest Diagnostics, Inc.	1.2
4.	Annaly Capital Management, Inc.	1.2
5.	AutoZone, Inc.	1.1
6.	Arch Capital Group Ltd., (Bermuda)	1.0
7.	Laboratory Corp. of America Holdings	1.0
8.	H&R Block, Inc.	1.0
9.	Hudson City Bancorp, Inc.	1.0
10.	PartnerRe Ltd., (Bermuda)	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.3%
Consumer Discretionary	15.6
Information Technology	12.2
Industrials	10.6
Utilities	9.2
Health Care	8.4
Consumer Staples	6.7
Energy	5.5
Materials	4.5
Telecommunication Services	2.3
Short-Term Investment	4.7

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	(38.82)%	(0.77)%	2.71%
CLASS 2 SHARES	8/16/06	(38.98)	(0.88)	2.65

TEN YEAR PERFORMANCE (12/31/98 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from December 31, 1998 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of 800 smallest companies of the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.3%
	Common Stocks — 95.3%
	Aerospace & Defense — 1.6%
8,200	Goodrich Corp.	303,564
2,450	L-3 Communications Holdings, Inc.	180,761
3,400	Northrop Grumman Corp.	153,136
		637,461
	Auto Components — 0.7%
6,300	Autoliv, Inc., (Sweden)	135,198
5,650	BorgWarner, Inc.	123,001
		258,199
	Beverages — 1.2%
13,250	Pepsi Bottling Group, Inc.	298,258
8,850	PepsiAmericas, Inc.	180,186
		478,444
	Building Products — 0.5%
6,400	Lennox International, Inc.	206,656
	Capital Markets — 2.9%
8,322	Apollo Investment Corp.	77,478
5,150	Federated Investors, Inc., Class B	87,344
650	Invesco Ltd.	9,386
4,650	Investment Technology Group, Inc. (a)	105,648
6,500	Northern Trust Corp.	338,909
8,900	Raymond James Financial, Inc.	152,457
17,350	TD AMERITRADE Holding Corp. (a)	247,238
6,600	Waddell & Reed Financial, Inc., Class A	102,036
		1,120,496
	Chemicals — 2.4%
6,250	Airgas, Inc.	243,687
7,920	Celanese Corp., Class A	98,446
1,050	CF Industries Holdings, Inc.	51,618
5,750	Eastman Chemical Co.	182,332
4,000	FMC Corp.	178,919
6,900	Olin Corp.	124,752
3,250	Terra Industries, Inc.	54,178
		933,932
	Commercial Banks — 2.4%
9,150	BancorpSouth, Inc.	213,744
4,350	Bank of Hawaii Corp.	196,490
4,350	BOK Financial Corp.	175,740
13,300	TCF Financial Corp.	181,678
3,600	UMB Financial Corp.	176,904
		944,556
	Commercial Services & Supplies — 1.1%
15,530	R.R. Donnelley & Sons Co.	210,897
8,685	Republic Services, Inc.	215,302
		426,199
	Communications Equipment — 1.1%
5,900	CommScope, Inc. (a)	91,686
8,400	Harris Corp.	319,620
		411,306
	Computers & Peripherals — 1.7%
6,300	Lexmark International, Inc., Class A (a)	169,470
13,500	NCR Corp. (a)	190,890
11,850	QLogic Corp. (a) (c)	159,264
13,650	Western Digital Corp. (a)	156,293
		675,917
	Construction & Engineering — 0.3%
2,900	URS Corp. (a)	118,233
	Consumer Finance — 0.2%
9,500	Discover Financial Services	90,535
	Containers & Packaging — 1.7%
13,700	Crown Holdings, Inc. (a)	263,040
2,150	Greif, Inc., Class A	71,875
8,500	Owens-Illinois, Inc. (a)	232,305
8,650	Packaging Corp. of America	116,429
		683,649
	Diversified Consumer Services — 3.7%
6,500	Apollo Group, Inc., Class A (a)	498,029
6,400	DeVry, Inc.	367,424
16,850	H&R Block, Inc.	382,832
900	Strayer Education, Inc.	192,969
		1,441,254
	Diversified Financial Services — 0.7%
10,350	NASDAQ OMX Group, Inc. (The) (a)	255,749
	Diversified Telecommunication Services — 2.3%
10,405	CenturyTel, Inc. (c)	284,369
9,270	Embarq Corp.	333,349
30,950	Windstream Corp.	284,740
		902,458
	Electric Utilities — 2.1%
9,100	DPL, Inc.	207,844
10,650	Edison International	342,078
15,550	Pepco Holdings, Inc.	276,168
		826,090
	Electrical Equipment — 0.8%
5,300	Brady Corp., Class A	126,935

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — 0.8%
5,750	Hubbell, Inc., Class B	187,910
		314,845
	Electronic Equipment, Instruments & Components — 1.1%
2,450	Anixter International, Inc. (a)	73,794
11,600	Arrow Electronics, Inc. (a)	218,544
19,600	Jabil Circuit, Inc.	132,300
		424,638
	Energy Equipment & Services — 1.9%
6,330	ENSCO International, Inc.	179,708
6,050	Helmerich & Payne, Inc.	137,638
3,568	National Oilwell Varco, Inc. (a)	87,202
4,800	Oil States International, Inc. (a)	89,712
13,100	Patterson-UTI Energy, Inc.	150,781
4,000	Unit Corp. (a)	106,880
		751,921
	Food & Staples Retailing — 0.5%
5,350	BJ’s Wholesale Club, Inc. (a) (c)	183,291
	Food Products — 0.8%
6,650	Flowers Foods, Inc.	161,994
6,600	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	147,972
		309,966
	Gas Utilities — 2.3%
6,595	Energen Corp.	193,431
7,500	National Fuel Gas Co.	234,975
8,650	Questar Corp.	282,769
8,250	UGI Corp.	201,465
		912,640
	Health Care Equipment & Supplies — 0.3%
5,850	Kinetic Concepts, Inc. (a)	112,203
	Health Care Providers & Services — 5.5%
6,310	Aetna, Inc.	179,835
5,450	AMERIGROUP Corp. (a)	160,884
13,500	Cigna Corp.	227,475
4,950	Express Scripts, Inc. (a)	272,151
6,250	Laboratory Corp. of America Holdings (a)	402,563
6,300	Lincare Holdings, Inc. (a)	169,659
9,550	Omnicare, Inc.	265,108
9,400	Quest Diagnostics, Inc.	487,953
		2,165,628
	Hotels, Restaurants & Leisure — 0.9%
12,350	Darden Restaurants, Inc.	348,023
	Household Durables — 1.1%
250	Garmin Ltd., (Cayman Islands)	4,793
14,450	Leggett & Platt, Inc.	219,495
4,860	Snap-On, Inc.	191,387
		415,675
	Household Products — 0.8%
5,850	Church & Dwight Co., Inc.	328,302
	Insurance — 7.2%
5,450	Allied World Assurance Co. Holdings Ltd., (Bermuda)	221,270
5,250	American Financial Group, Inc.	120,120
5,750	Arch Capital Group Ltd., (Bermuda) (a)	403,074
7,900	Aspen Insurance Holdings Ltd., (Bermuda)	191,575
6,900	Assurant, Inc.	207,000
11,550	Axis Capital Holdings Ltd., (Bermuda)	336,336
4,650	Hanover Insurance Group, Inc. (The)	199,811
5,200	PartnerRe Ltd., (Bermuda)	370,604
5,950	Platinum Underwriters Holdings Ltd., (Bermuda)	214,676
4,950	RenaissanceRe Holdings Ltd., (Bermuda)	255,222
4,600	StanCorp Financial Group, Inc.	192,142
2,600	Transatlantic Holdings, Inc.	104,156
		2,815,986
	Internet & Catalog Retail — 0.7%
3,500	priceline.com, Inc. (a)	257,775
	Internet Software & Services — 0.4%
2,900	Sohu.com, Inc., (China) (a)	137,286
	IT Services — 2.8%
8,050	Affiliated Computer Services, Inc., Class A (a)	369,897
3,050	Alliance Data Systems Corp. (a)	141,917
10,900	Broadridge Financial Solutions, Inc.	136,686
5,900	Computer Sciences Corp. (a)	207,326
10,000	Hewitt Associates, Inc., Class A (a)	283,800
		1,139,626
	Leisure Equipment & Products — 0.8%
10,150	Hasbro, Inc.	296,076
	Life Sciences Tools & Services — 0.8%
14,182	Life Technologies Corp. (a) (c)	330,582
	Machinery — 4.6%
6,650	AGCO Corp. (a)	156,874
7,846	Cummins, Inc.	209,724
9,350	Dover Corp.	307,801
5,490	Eaton Corp.	272,908
4,950	Gardner Denver, Inc. (a)	115,533
3,250	Lincoln Electric Holdings, Inc.	165,523

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — Continued
10,730	Manitowoc Co., Inc. (The)	92,922
6,945	Parker Hannifin Corp.	295,439
3,350	SPX Corp.	135,843
		1,752,567
	Marine — 0.3%
4,800	Kirby Corp. (a)	131,328
	Media — 1.8%
7,700	CBS Corp., Class B	63,063
8,450	DISH Network Corp., Class A (a)	93,711
7,600	DreamWorks Animation SKG, Inc., Class A (a)	191,975
5,750	Marvel Entertainment, Inc. (a)	176,813
7,150	Omnicom Group, Inc.	192,477
		718,039
	Metals & Mining — 0.2%
1,050	Cliffs Natural Resources, Inc.	26,891
1,680	United States Steel Corp.	62,496
		89,387
	Multiline Retail — 0.6%
7,350	Big Lots, Inc. (a)	106,502
4,700	Family Dollar Stores, Inc.	122,529
		229,031
	Multi-Utilities — 4.8%
11,250	Alliant Energy Corp.	328,274
25,230	CenterPoint Energy, Inc.	318,403
6,050	Dominion Resources, Inc.	216,832
7,050	DTE Energy Co.	251,474
12,750	MDU Resources Group, Inc.	275,145
6,700	SCANA Corp.	238,520
20,300	TECO Energy, Inc. (c)	250,705
		1,879,353
	Oil, Gas & Consumable Fuels — 3.6%
3,900	Berry Petroleum Co., Class A	29,484
5,900	Cimarex Energy Co.	158,002
4,500	Encore Acquisition Co. (a)	114,840
5,850	Forest Oil Corp. (a)	96,467
5,400	Frontline Ltd., (Bermuda) (c)	159,894
7,200	Mariner Energy, Inc. (a)	73,440
4,700	Massey Energy Co.	64,813
6,300	Murphy Oil Corp.	279,405
5,920	Noble Energy, Inc.	291,382
2,950	Walter Industries, Inc.	51,655
2,500	Whiting Petroleum Corp. (a)	83,650
		1,403,032
	Paper & Forest Products — 0.2%
35,950	Domtar Corp., (Canada) (a)	60,037
	Personal Products — 0.6%
6,100	Herbalife Ltd., (Cayman Islands)	132,248
5,700	NBTY, Inc. (a)	89,205
		221,453
	Pharmaceuticals — 1.8%
10,050	Endo Pharmaceuticals Holdings, Inc. (a)	260,094
6,300	Perrigo Co.	203,553
8,350	Watson Pharmaceuticals, Inc. (a)	221,860
		685,507
	Professional Services — 0.4%
3,650	Watson Wyatt Worldwide, Inc., Class A	174,543
	Real Estate Investment Trusts (REITs) — 5.1%
7,800	AMB Property Corp.	182,676
30,400	Annaly Capital Management, Inc.	482,447
7,400	Health Care REIT, Inc.	312,279
9,310	Hospitality Properties Trust	138,440
5,350	Mack-Cali Realty Corp.	131,075
6,980	Nationwide Health Properties, Inc.	200,466
4,630	ProLogis	64,311
9,400	Senior Housing Properties Trust	168,448
9,100	Ventas, Inc.	305,487
		1,985,629
	Real Estate Management & Development — 0.2%
3,040	Jones Lang LaSalle, Inc.	84,208
	Road & Rail — 0.9%
5,100	CSX Corp.	165,597
5,200	Ryder System, Inc.	201,656
		367,253
	Semiconductors & Semiconductor Equipment — 2.4%
14,050	Amkor Technology, Inc. (a)	30,629
13,800	Integrated Device Technology, Inc. (a)	77,418
6,900	Intersil Corp., Class A	63,411
4,900	Linear Technology Corp. (c)	108,388
14,300	Marvell Technology Group Ltd., (Bermuda) (a)	95,381
15,900	National Semiconductor Corp.	160,113
34,700	ON Semiconductor Corp. (a)	117,980
15,650	Xilinx, Inc.	278,883
		932,203
	Software — 2.7%
11,780	BMC Software, Inc. (a)	316,999
19,300	Compuware Corp. (a)	130,275
8,350	Parametric Technology Corp. (a)	105,628

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
5,039	Sybase, Inc. (a)	124,816
15,400	Symantec Corp. (a)	208,208
8,400	Synopsys, Inc. (a)	155,568
		1,041,494
	Specialty Retail — 4.5%
9,250	Advance Auto Parts, Inc.	311,263
5,750	Aeropostale, Inc. (a)	92,575
3,120	AutoZone, Inc. (a)	435,145
7,500	GameStop Corp., Class A (a)	162,450
25,150	Gap, Inc. (The)	336,758
11,700	RadioShack Corp.	139,698
10,800	Ross Stores, Inc.	321,084
		1,798,973
	Textiles, Apparel & Luxury Goods — 0.9%
4,850	V.F. Corp.	265,635
4,700	Warnaco Group, Inc. (The) (a)	92,261
		357,896
	Thrifts & Mortgage Finance — 1.7%
23,500	Hudson City Bancorp, Inc.	375,060
23,800	New York Community Bancorp, Inc.	284,648
		659,708
	Tobacco — 2.7%
6,530	Lorillard, Inc.	367,966
3,610	Reynolds American, Inc.	145,519
8,180	UST, Inc.	567,528
		1,081,013
	Total Long-Term Investments (Cost $54,237,062)	37,308,251
Short-Term Investment — 4.7%
	Investment Company — 4.7%
1,856,715	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m) (Cost $1,856,715)	1,856,715

Investments of Cash Collateral for Securities on Loan — 3.1%
	Investment Company — 3.1%
1,232,201	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $1,232,201)	1,232,201
	Total Investments — 103.1% (Cost $57,325,978)	40,397,167
	Liabilities in Excess of Other Assets — (3.1)%	(1,229,527)
	NET ASSETS — 100.0%	$39,167,640

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$37,308,251
Investments in affiliates, at value	3,088,916
Total investment securities, at value	40,397,167
Cash	1,657
Receivables:
Portfolio shares sold	994
Interest and dividends	87,348
Total Assets	40,487,166

LIABILITIES:
Payables:
Collateral for securities lending program	1,232,201
Portfolio shares redeemed	52,722
Accrued liabilities:
Investment advisory fees	3,130
Administration fees	3,226
Distribution fees	2
Custodian and accounting fees	6,397
Trustees’ and Chief Compliance Officer’s fees	457
Other	21,391
Total Liabilities	1,319,526
Net Assets	$39,167,640

NET ASSETS:
Paid in capital	$58,269,756
Accumulated undistributed (distributions in excess of) net investment income	630,708
Accumulated net realized gains (losses)	(2,804,013)
Net unrealized appreciation (depreciation)	(16,928,811)
Total Net Assets	$39,167,640

Net Assets:
Class 1	$39,157,400
Class 2	10,240
Total	$39,167,640

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	3,947,364
Class 2	1,034

Net asset value, offering and redemption price per share:
Class 1	$9.92
Class 2	9.90

Cost of investments in non-affiliates	$54,237,062
Cost of investments in affiliates	3,088,916
Value of securities on loan	1,229,687

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,087,797
Dividend income from affiliates (a)	24,319
Income from securities lending (net)	39,775
Total investment income	1,151,891

EXPENSES:
Investment advisory fees	375,133
Administration fees	59,323
Distribution fees — Class 2	35
Custodian and accounting fees	40,354
Interest expense to affiliates	416
Professional fees	43,706
Trustees’ and Chief Compliance Officer’s fees	634
Printing and mailing costs	40,068
Transfer agent fees	11,470
Other	10,996
Total expenses	582,135
Less amounts waived	(62,268)
Less earnings credits	(2)
Net expenses	519,865
Net investment income (loss)	632,026

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(2,736,851)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(24,078,921)
Net realized/unrealized gains (losses)	(26,815,772)
Change in net assets resulting from operations	$(26,183,746)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$632,026	$340,049
Net realized gain (loss)	(2,736,851)	5,358,499
Change in net unrealized appreciation (depreciation)	(24,078,921)	(3,076,957)
Change in net assets resulting from operations	(26,183,746)	2,621,591

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(340,163)	(516,327)
From net realized gains	(5,416,993)	(6,544,494)
Class 2
From net investment income	(37)	(91)
From net realized gains	(1,282)	(1,337)
Total distributions to shareholders	(5,758,475)	(7,062,249)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,803,883)	1,603,928

NET ASSETS:
Change in net assets	(35,746,104)	(2,836,730)
Beginning of period	74,913,744	77,750,474
End of period	$39,167,640	$74,913,744
Accumulated undistributed (distributions in excess of) net investment income	$630,708	$338,931

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$6,215,852	$12,930,512
Dividends and distributions reinvested	5,757,156	7,060,821
Cost of shares redeemed	(15,778,139)	(18,388,833)
Change in net assets from Class 1 capital transactions	$(3,805,131)	$1,602,500
Class 2
Dividends and distributions reinvested	$1,319	$1,428
Cost of shares redeemed	(71)	—
Change in net assets from Class 2 capital transactions	$1,248	$1,428

Total change in net assets from capital transactions	$(3,803,883)	$1,603,928

SHARE TRANSACTIONS:
Class 1
Issued	490,420	684,366
Reinvested	396,772	387,318
Redeemed	(1,141,979)	(981,499)
Change in Class 1 Shares	(254,787)	90,185
Class 2
Reinvested	91	78
Redeemed	(5)	—
Change in Class 2 Shares	86	78

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net Investment income	Net realized gains	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Year Ended December 31, 2008	$17.82	$0.16	$(6.63)	$(6.47)	$(0.08)	$(1.35)	$(1.43)
Year Ended December 31, 2007	18.90	0.08	0.50	0.58	(0.12)	(1.54)	(1.66)
Year Ended December 31, 2006	20.02	0.13	2.50	2.63	(0.08)	(3.67)	(3.75)
Year Ended December 31, 2005	17.70	0.08	2.85	2.93	(0.02)	(0.59)	(0.61)
Year Ended December 31, 2004	15.50	0.02	2.21	2.23	(0.03)	—	(0.03)

Class 2
Year Ended December 31, 2008	17.78	0.12	(6.61)	(6.49)	(0.04)	(1.35)	(1.39)
Year Ended December 31, 2007	18.89	0.03	0.50	0.53	(0.10)	(1.54)	(1.64)
August 16, 2006 (e) through December 31, 2006	17.33	0.05	1.51	1.56	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.92	(38.82)%	$39,157	0.90%	1.10%	1.01%	101%
17.82	2.87	74,897	0.90	0.41	0.95	105
18.90	14.12	77,734	0.92	0.75	1.02	136
20.02	17.10	62,959	0.95	0.43	0.98	151
17.70	14.42	60,397	0.93	0.14	0.94	98

9.90	(38.98)	10	1.15	0.87	1.27	101
17.78	2.60	17	1.15	0.16	1.20	105
18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Mid Cap Portfolio	Class 1 and Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$40,397,167	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$40,397,167	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

D. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash collateral. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent pursuant to a new Securities Lending Agreement approved by the Board of Trustees (the “GS Bank Securities Lending Agreement”). Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, served as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “JPMCB Securities Lending Agreement”).

Under the GS Bank Securities Lending Agreement, GS Bank acting as agent for the Portfolio, loans securities to approved borrowers in exchange for cash collateral equal to at least 102% of the value of the loaned securities plus accrued interest. The borrowers are required to secure their loans continuously at 102% of the value of the loaned securities. Cash received from borrowers is invested in the JPMorgan Prime Money Market Fund as detailed in the investment guidelines contained in the GS Bank Securities Lending Agreement. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the GS Bank Securities Lending Agreement. Pursuant to the GS Bank Securities Lending Agreement, loans are required to be secured only by cash, for which the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. Any risk of loss associated with the investment of cash collateral is borne by the Portfolio and not by the borrower.

Under the JPMCB Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loaned securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. The JPMCB Securities Lending Agreement, required that JPMCB daily mark to market the loaned security and request additional cash if the amount of cash received from the borrower was less than 100% of the value of the loaned security. During the term of the loan, the Portfolio received payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMCB Securities Lending Agreement. The Portfolio retained the interest on cash collateral investments but was required to pay the borrower a rebate for the use of the cash collateral.

The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). During the period the Portfolio invested a portion of the cash collateral it received in the JPMorgan Prime Money Market Fund. The Advisor of the Portfolio waived $36 of its fee, which offsets the shareholder servicing fees and administration fees incurred by JPMorgan Prime Money Market Fund on the Portfolio’s investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

(ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period January 1, 2008 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Securities lending transactions involves counterparty risks, including the risk that the loaned securities may not be returned or returned in a timely manner. In addition, the Portfolio bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the collateral declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Portfolio may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage to the Portfolio. Subject to certain conditions, the applicable lending agent agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The risk of loss associated with such investments is borne by the Portfolio and does not trigger additional collateral requirements from the borrower.

As of December 31, 2008, the Portfolio had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts to related party affiliates:

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid to JPMCB	Lending Agent Fees Paid to GS Bank
$1,229,687	$1,232,201	$1,044	$324

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(2,914)	$(49)	$2,963

The reclassifications for the Portfolio relate primarily to distribution reclassifications and distributions from investments in real estate investment trusts.

I. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $1,456.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentages in the table above are in place until at least April 30, 2009.

For the year ended December 31, 2008, the Advisor contractually waived fees for the Portfolio in the amount of $62,268. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchase (excluding U.S. Government)	Sales (excluding U.S. Government)
$57,860,490	$67,995,502

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$57,636,038	$626,539	$17,865,410	$(17,238,871)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$933,353	$4,825,122	$5,758,475

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$1,590,016	$5,472,233	$7,062,249

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$632,054	$(1,778,730)	$(17,238,871)

The cumulative timing differences primarily consist of post-October loss deferrals and wash sale loss deferrals.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	Total
$1,778,730	$1,778,730

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $715,223.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$655.70	$3.75	0.90%
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class 2
Actual	1,000.00	654.80	4.78	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the JPMorgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fourth, second and third quintiles for the Class 1 shares for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for the Class 1 shares was in the first quintile and the actual total expenses for the Class 1 shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   27

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008.

Dividends Received Deductions (DRD)

90.26% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $4,825,122 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2008.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITIMCP-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	21
Board Approval of Investment Advisory Agreement	22
Tax Letter	25

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 15, 2006
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$3,511,297
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies,* returned –41.55%** (Class 2 Shares) for the 12 months ended December 31, 2008, compared to the –43.38% return for the MSCI EAFE Index for the same period. Total return consists of capital growth and income.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Although the Portfolio outperformed its benchmark for the period due in part to stock selection in the energy and material sectors, market conditions contributed to the Portfolio’s overall negative total returns. Weighed down by worries about the financial sector, slowing global economy and deteriorating corporate earnings outlook, equity markets suffered several rounds of sharp losses. After the collapse of several major financial institutions, credit markets ground to a virtual standstill, raising questions about the stability of the financial system itself.

Regionally, stock selection in Continental Europe had a positive impact on relative returns. At the individual stock level, Total S.A., a French oil and gas giant, contributed to performance. The company’s shares rose as large, integrated energy companies held up relatively well in the fourth quarter. These firms generated massive amounts of cash flow in recent years and, consequently, were less vulnerable to the current credit shortage and more capable of sustaining dividends. At the same time, their integrated operations provided a partial buffer against the decline in crude prices. Inditex S.A., a Spanish clothing retailer, also helped returns. The company’s shares surged on expectations that demand for economically priced clothing and fashions would hold up better in the face of lower consumer discretionary spending. In addition, the company’s total sales rose at a double-digit pace, while early fourth-quarter sales indicated similar growth.

On the negative side, stock selection in the consumer discretionary sector as well as an underweight in the utility sector hurt returns. From a regional perspective, Japan weighed on returns. At the individual stock level, ING Groep N.V., a Dutch insurance and banking group, detracted from performance. The stock fell after a substantial write-off in the third quarter caused the company to post its first loss in over a decade. To avoid a major sell-off in the stock, the company accepted a capital injection from the Dutch government at favorable terms. Standard Chartered plc, a U.K. bank that derives a significant portion of its revenues from Asia and other emerging markets, also hurt returns. The company’s shares fell on concerns that economic weakness in the industrialized world would soon spread to the emerging countries.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We focused on stock selection to attempt to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. We aimed to identify large-cap, high-quality companies with solid growth profiles. We defined quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. While equities might not look expensive and some sectors, like financials, appeared relatively inexpensive, the outlook for corporate profits was not good. To that end, we positioned the Portfolio very cautiously and were highly focused on companies with strong balance sheets and the ability to fund growth from internally generated cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	4.2%
2.	Vodafone Group plc (United Kingdom)	2.8
3.	Nestle S.A. (Switzerland)	2.7
4.	Roche Holding AG (Switzerland)	2.6
5.	HSBC Holdings plc (United Kingdom)	2.6
6.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
7.	E.ON AG (Germany)	2.4
8.	ENI S.p.A. (Italy)	2.4
9.	Novartis AG (Switzerland)	2.2
10.	Telefonica S.A. (Spain)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	20.0%
United Kingdom	18.7
France	13.3
Switzerland	12.1
Germany	8.9
Netherlands	6.2
Spain	4.4
Italy	4.4
Australia	2.0
Hong Kong	1.9
Finland	1.7
Brazil	1.6
Israel	1.2
Mexico	1.1
Others (each less than 1.0%)	2.5

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY PORTFOLIO	9/15/06	(41.55)%	(29.76)%

LIFE OF PORTFOLIO PERFORMANCE (9/15/06 TO 12/31/08)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on September 15, 2006.

The graph illustrates comparative performance for $10,000 invested in the Class 2 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from September 15, 2006 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Since the Portfolio’s inception, the Portfolio has not experienced any material shareholder purchase and sale activity. If such shareholder activity had occurred, the Portfolio’s performance may have been impacted.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6%
	Common Stocks — 99.6%
	Australia — 2.0%
2,980	BHP Billiton Ltd. (m)	63,307
194	Rio Tinto Ltd.	5,199
		68,506
	Belgium — 0.8%
1,050	Anheuser-Busch InBev NV (m)	24,384
815	Dexia S.A.	3,695
		28,079
	Brazil — 1.6%
2,148	Companhia Vale do Rio Doce, ADR (m)	26,012
1,182	Petroleo Brasileiro S.A., ADR (m)	28,947
		54,959
	Finland — 1.7%
3,690	Nokia OYJ (m)	57,905

	France — 13.2%
700	Accor S.A.	34,482
2,700	AXA S.A.	60,603
900	BNP Paribas (m)	38,848
550	Compagnie de Saint-Gobain	25,988
588	GDF Suez (m)	29,187
500	Imerys S.A. (m)	22,852
490	Lafarge S.A.	29,969
489	Pernod-Ricard S.A.	36,327
597	Sanofi-Aventis S.A. (m)	38,186
157	Suez Environment S.A. (a) (m)	2,651
2,650	Total S.A. (m)	145,695
		464,788
	Germany — 8.9%
942	Bayer AG	54,889
1,900	Deutsche Post AG (m)	32,136
2,141	E.ON AG (m)	84,071
300	Linde AG	25,179
200	RWE AG	17,763
880	SAP AG (m)	31,933
662	Siemens AG	49,838
1,170	Symrise AG (m)	16,378
		312,187
	Greece — 0.3%
1,327	Piraeus Bank S.A. (m)	11,845
	Hong Kong — 1.9%
2,000	China Mobile Ltd. (m)	20,292
5,100	Esprit Holdings Ltd. (m)	29,062
8,000	Hang Lung Properties, Ltd. (m)	17,565
		66,919
	Israel — 1.2%
960	Teva Pharmaceutical Industries Ltd., ADR (m)	40,867

	Italy — 4.3%
3,466	ENI S.p.A. (m)	83,405
11,370	Intesa Sanpaolo S.p.A. (m)	41,303
10,910	UniCredito Italiano S.p.A. (m)	27,739
		152,447
	Japan — 19.9%
1,400	Astellas Pharma, Inc. (m)	57,305
1,700	Canon, Inc. (m)	53,864
700	Daikin Industries Ltd.	18,409
5	East Japan Railway Co. (m)	38,003
2,500	Honda Motor Co., Ltd. (m)	53,247
14	Japan Tobacco, Inc. (m)	46,373
2,700	Komatsu Ltd.	34,443
2,500	Mitsubishi Corp. (m)	35,410
3,800	Mitsubishi UFJ Financial Group, Inc. (m)	23,884
2,000	Mitsui Fudosan Co., Ltd. (m)	33,344
1,100	Murata Manufacturing Co., Ltd.	43,133
800	Nidec Corp.	31,287
100	Nintendo Co., Ltd. (m)	38,215
1,500	Nomura Holdings, Inc. (m)	12,490
900	Shin-Etsu Chemical Co., Ltd. (m)	41,536
300	SMC Corp.	30,905
1,700	Sony Corp. (m)	37,182
4,300	Sumitomo Corp. (m)	38,138
8	Sumitomo Mitsui Financial Group, Inc. (m)	33,183
		700,351
	Mexico — 1.0%
507	America Movil S.A.B. de C.V., Series L, ADR (m)	15,712
700	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	21,091
		36,803
	Netherlands — 6.2%
2,910	ING Groep N.V. CVA (m)	32,028
1,500	Koninklijke Philips Electronics N.V. (m)	29,740
2,856	Reed Elsevier N.V. (m)	33,956
3,337	Royal Dutch Shell plc, Class A (m)	88,229
1,720	Wolters Kluwer N.V. (m)	32,612
		216,565

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Norway — 0.2%
2,000	Norsk Hydro ASA (m)	8,149

	Spain — 4.4%
3,240	Banco Bilbao Vizcaya Argentaria S.A.	40,145
870	Inditex S.A.	38,742
3,340	Telefonica S.A. (m)	75,389
		154,276
	Sweden — 0.4%
1,560	Atlas Copco AB, Class A	13,726

	Switzerland — 12.1%
3,330	ABB Ltd. (a) (m)	50,783
800	Adecco S.A. (m)	27,387
700	Holcim Ltd. (m)	40,516
2,410	Nestle S.A. (m)	95,432
1,510	Novartis AG (m)	75,623
590	Roche Holding AG (m)	91,342
200	Zurich Financial Services AG (m)	43,696
		424,779
	Taiwan — 0.8%
3,434	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	27,129
	United Kingdom — 18.7%
6,500	Barclays plc (m)	14,774
3,623	BG Group plc (m)	50,148
1,850	British Land Co. plc (m)	14,823
5,419	Burberry Group plc (m)	17,545
8,250	Centrica plc (m)	31,761
2,636	GlaxoSmithKline plc (m)	49,024
9,200	HSBC Holdings plc (m)	91,302
5,839	ICAP plc (m)	24,648
6,120	Man Group plc (m)	21,054
4,850	Marks & Spencer Group plc (m)	15,202
3,380	Prudential plc (m)	20,517
4,254	Standard Chartered plc (m)	54,434
11,442	Tesco plc (m)	59,579
48,357	Vodafone Group plc (m)	99,018
9,000	Wm Morrison Supermarkets plc (m)	36,480
3,500	Wolseley plc (m)	19,497
6,100	WPP plc (m)	35,669
		655,475
	Total Investments — 99.6% (Cost $5,185,038)	3,495,755
	Other Assets in Excess of Liabilities — 0.4%	15,542
	NET ASSETS — 100.0%	$3,511,297

_____________
Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

Summary of Investments by Industry, December 31, 2008

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	11.6%
Oil, Gas & Consumable Fuels	11.3
Commercial Banks	10.9
Wireless Telecommunication Services	3.9
Insurance	3.6
Metals & Mining	2.9
Media	2.9
Food & Staples Retailing	2.7
Food Products	2.7
Construction Materials	2.7
Trading Companies & Distributors	2.7
Electric Utilities	2.4
Chemicals	2.4
Beverages	2.3
Multi-Utilities	2.3
Industrial Conglomerates	2.3
Machinery	2.3
Diversified Telecommunication Services	2.2
Electronic Equipment, Instruments & Components	2.1
Software	2.0
Specialty Retail	1.9
Capital Markets	1.7
Communications Equipment	1.7
Office Electronics	1.5
Automobiles	1.5
Real Estate Management & Development	1.5
Electrical Equipment	1.5
Tobacco	1.3
Building Products	1.3
Road & Rail	1.1
Household Durables	1.1
Hotels, Restaurants & Leisure	1.0
Others (each less than 1.0%)	4.7

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

CVA—	Dutch Certification

(a)—	Non-income producing security.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2A are $3,335,997 which amounts to 95.4% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$3,495,755
Cash	25,603
Foreign currency, at value	6,436
Receivables:
Interest and dividends	6,238
Tax reclaims	8,964
Due from Advisor	5,221
Total Assets	3,548,217

LIABILITIES:
Accrued liabilities:
Distribution fees	700
Custodian and accounting fees	2,819
Trustees’ and Chief Compliance Officer’s fees	26
Other	33,375
Total Liabilities	36,920
Net Assets	$3,511,297

NET ASSETS:
Paid in capital	$5,335,226
Accumulated undistributed (distributions in excess of) net investment income	2,334
Accumulated net realized gains (losses)	(137,110)
Net unrealized appreciation (depreciation)	(1,689,153)
Total Net Assets	$3,511,297
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	359,854
Net asset value, offering and redemption price per share	$9.76

Cost of investments in non-affiliates	$5,185,038
Cost of foreign currency	6,458

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$201,266
Interest income from affiliates	1,466
Foreign taxes withheld	(18,159)
Total investment income	184,573

EXPENSES:
Investment advisory fees	29,470
Administration fees	5,053
Distribution fees	12,279
Custodian and accounting fees	36,865
Professional fees	42,017
Trustees’ and Chief Compliance Officer’s fees	54
Printing and mailing costs	2,207
Transfer agent fees	4,695
Other	4,401
Total expenses	137,041
Less amounts waived	(34,523)
Less earnings credits	(4)
Less expense reimbursements	(39,645)
Net expenses	62,869
Net investment income (loss)	121,704

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(137,108)
Foreign currency transactions	1,313
Net realized gain (loss)	(135,795)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(2,482,244)
Foreign currency translations	(184)
Change in net unrealized appreciation (depreciation)	(2,482,428)
Net realized/unrealized gains (losses)	(2,618,223)
Change in net assets resulting from operations	$(2,496,519)

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$121,704	$63,545
Net realized gain (loss)	(135,795)	138,637
Change in net unrealized appreciation (depreciation)	(2,482,428)	333,654
Change in net assets resulting from operations	(2,496,519)	535,836

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(120,890)	(76,887)
From net realized gains	(1,439)	(137,530)
Total distributions to shareholders	(122,329)	(214,417)

CAPITAL TRANSACTIONS:
Dividends and distributions reinvested	122,329	214,417
Cost of shares redeemed	(51)	—
Change in net assets from capital transactions	122,278	214,417

NET ASSETS:
Change in net assets	(2,496,570)	535,836
Beginning of period	6,007,867	5,472,031
End of period	$3,511,297	$6,007,867
Accumulated undistributed (distributions in excess of) net investment income	$2,334	$(8)

SHARE TRANSACTIONS:
Reinvested	13,103	12,627
Redeemed	(3)	—
Change in shares	13,100	12,627

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 2

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Portfolio
Year Ended December 31, 2008	$17.33	$0.35	$(7.57)	$(7.22)	$(0.35)	$— (f)	$(0.35)
Year Ended December 31, 2007	16.38	0.19	1.40	1.59	(0.23)	(0.41)	(0.64)
September 15, 2006 (e) through December 31, 2006	15.00	0.02	1.40	1.42	(0.03)	(0.01)	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Amount rounds to less than $0.01.

(g)	Due to the size of net assets and fixed expenses, rates may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 9.76	(41.55)%	$3,511	1.28%	2.48%	2.79%		18%
17.33	9.80	6,008	1.28	1.09	2.76		16
16.38	9.46	5,472	1.28	0.35	5.00	(g)	3

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
International Equity Portfolio	Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$—	$—
Level 2 — Other significant observable inputs	3,495,755	—
Level 3 — Significant unobservable inputs	—	—
Total	$3,495,755	$—

*	Other financial instruments include futures, forwards and swap contracts.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$1,528	$(1,528)

The reclassifications for the Portfolio relate primarily to foreign currency gains or losses and distribution reclassifications.

H. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the year ended December 31, 2008, the Portfolio did not invest in any money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.28% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

For the year ended December 31, 2008, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$29,470	$5,053	$34,523	$39,645

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,061,301	$866,779

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,185,038	$43,661	$1,732,944	$(1,689,283)

There is no difference between book and tax appreciation (depreciation) on investments.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$120,893	$1,436	$122,329

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$189,067	$25,350	$214,417

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,355	$(108,724)	$(1,689,153)

The cumulative timing differences primarily consist of post-October loss deferrals.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016	Total
$108,724	$108,724

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post October capital losses of $28,384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio’s shares are currently held by the Advisor. In addition, going forward the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Portfolio. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2008, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2008, the Portfolio invested approximately 20.0% of its respective total investments in Japan.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust International Equity Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000.00	$650.50	$5.31	1.28%
Hypothetical	1,000.00	1,018.70	6.50	1.28

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to- day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”) an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the JPMorgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered performance data since inception in a report prepared by Management and relative expense information for the Portfolio in a report prepared by Lipper. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Trustees reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fourth quintile for the one year period. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance. The Trustees requested the Portfolio’s Advisor to review the Portfolio with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the International Equity Portfolio’s net advisory fee was in the fourth quintile and the actual total expenses were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $1,436 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2008.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMIT3-1208

Annual Report

JPMorgan Insurance Trust

December 31, 2008

JPMorgan Insurance Trust Small Cap Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	9
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees	20
Officers	22
Schedule of Shareholder Expenses	23
Board Approval of Investment Advisory Agreement	24
Tax Letter	27

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

*	Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
JANUARY 29, 2009 (Unaudited)

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis — and the uncertainty that lies before us — it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world — U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned –32%, –38% and –42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of –44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Small Cap Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2008 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 15, 2006
Fiscal Year End	December 31
Net Assets as of 12/31/2008	$2,028,939
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Small Cap Equity Portfolio, which seeks capital growth over the long term,* returned –34.28%** (Class 2 Shares) for the 12 months ended December 31, 2008, compared to the –33.79% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the energy and software/service sectors, with market conditions contributing to the Portfolio’s overall negative total returns. A significant crisis of confidence continued to unfold during the period, as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Not surprisingly, stocks within the financial sector bore the brunt of the market’s collapse, which eventually spread to the broader market.

At the individual stock level, Federal Agricultural Mortgage Corp., a government-sponsored enterprise (also known as Farmer Mac) that provides loans to farms and rural communities, detracted from performance. The stock sold off after management disclosed that the company’s investment portfolio included non-core holdings in Fannie Mae and Lehman Brothers securities. Oil services company Global Industries Ltd. also hurt returns. The company faced significant downtime due to weather and over-scheduling vessels when oil prices were at their peak. The steep decline in energy prices further hindered the business.

On the positive side, stock selection in the health service/system and semiconductor sectors contributed to returns. At the individual stock level, iron ore producer Cliffs Natural Resources Inc. aided performance. The company benefited from commodity inflation, which led to high prices for steel, a major iron ore end product, in the first half of the year. Ikon Office Solutions Inc., an office equipment company, also helped results. The company’s shares rose after it was bought by Japanese office equipment maker Ricoh.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The portfolio managers employed a disciplined quantitative ranking methodology to identify companies in each sector that exhibited quality earnings, quality management teams with the ability to effectively deploy capital and attractive stock valuations. The managers continued to rely on ongoing, in-depth fundamental research to ensure that the companies met their original investment thesis. In addition, sophisticated trading techniques ensured that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	InterDigital, Inc.	1.5%
2.	BancFirst Corp.	1.5
3.	Magellan Health Services, Inc.	1.5
4.	EMCOR Group, Inc.	1.4
5.	Orbital Sciences Corp.	1.4
6.	Nash Finch Co.	1.4
7.	Landauer, Inc.	1.3
8.	Suffolk Bancorp	1.3
9.	Lennox International, Inc.	1.3
10.	Nicor, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.0%
Information Technology	18.6
Health Care	15.4
Industrials	14.8
Consumer Discretionary	11.3
Utilities	3.7
Energy	3.7
Consumer Staples	3.2
Materials	3.2
Telecommunication Services	1.5
Short-Term Investment	2.9
Others (each less than 1.0%)	0.7

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2008. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
SMALL CAP EQUITY PORTFOLIO	9/15/06	(34.28)%	(16.51)%

LIFE OF PORTFOLIO PERFORMANCE (9/15/06 TO 12/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on September 15, 2006.

The graph illustrates comparative performance for $10,000 invested in the Class 2 Shares of the JPMorgan Insurance Trust Small Cap Equity Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small Cap Core Funds Index from September 15, 2006 to December 31, 2008. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception of the Portfolio through June 29, 2008, the Portfolio did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Portfolio’s performance may have been impacted.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 98.2%
	Aerospace & Defense — 1.5%
125	Ceradyne, Inc. (a)	2,539
1,475	Orbital Sciences Corp. (a)	28,807
		31,346
	Air Freight & Logistics — 0.9%
1,775	Pacer International, Inc.	18,513
	Airlines — 1.3%
1,300	Continental Airlines, Inc., Class B (a)	23,478
350	Hawaiian Holdings, Inc. (a)	2,233
50	UAL Corp.	551
		26,262
	Auto Components — 0.6%
1,050	ArvinMeritor, Inc.	2,993
100	ATC Technology Corp. (a)	1,463
550	Drew Industries, Inc. (a)	6,600
100	Stoneridge, Inc. (a)	456
		11,512
	Biotechnology — 4.0%
400	Alexion Pharmaceuticals, Inc. (a)	14,475
550	Alkermes, Inc. (a)	5,858
550	Arena Pharmaceuticals, Inc. (a)	2,294
350	BioMarin Pharmaceutical, Inc. (a)	6,230
50	Cephalon, Inc. (a)	3,852
525	Cytokinetics, Inc. (a)	1,496
925	Halozyme Therapeutics, Inc. (a)	5,180
25	Martek Biosciences Corp.	758
150	Myriad Genetics, Inc. (a)	9,939
175	Onyx Pharmaceuticals, Inc. (a)	5,978
200	Progenics Pharmaceuticals, Inc. (a)	2,062
1,750	Protalix BioTherapeutics, Inc., (Israel) (a)	3,220
225	Rigel Pharmaceuticals, Inc. (a)	1,800
750	Seattle Genetics, Inc. (a)	6,705
400	Theravance, Inc. (a)	4,956
100	United Therapeutics Corp. (a)	6,255
		81,058
	Building Products — 2.5%
175	Gibraltar Industries, Inc.	2,090
725	INSTEEL Industries, Inc.	8,185
825	Lennox International, Inc.	26,639
600	NCI Building Systems, Inc. (a)	9,780
525	Quanex Building Products Corp.	4,919
		51,613
	Capital Markets — 1.9%
275	Affiliated Managers Group, Inc. (a)	11,528
1,000	Federated Investors, Inc., Class B	16,959
50	Janus Capital Group, Inc.	402
350	LaBranche & Co., Inc. (a)	1,677
125	Piper Jaffray Cos. (a)	4,970
650	thinkorswim Group, Inc. (a)	3,653
		39,189
	Chemicals — 1.4%
275	Innospec, Inc., (United Kingdom)	1,620
2,300	Spartech Corp.	14,398
775	Terra Industries, Inc.	12,919
		28,937
	Commercial Banks — 8.2%
200	1st Source Corp.	4,726
575	BancFirst Corp.	30,428
400	Cardinal Financial Corp.	2,276
400	Central Pacific Financial Corp.	4,016
550	City Holding Co.	19,129
200	CoBiz Financial, Inc.	1,948
184	Commerce Bancshares, Inc.	8,087
275	First Bancorp	3,064
125	First Merchants Corp.	2,776
600	Guaranty Bancorp (a)	1,200
75	Lakeland Financial Corp.	1,787
200	Sierra Bancorp	4,200
875	Simmons First National Corp., Class A	25,785
500	South Financial Group, Inc. (The)	2,160
43	StellarOne Corp.	727
750	Suffolk Bancorp	26,947
1,825	TCF Financial Corp.	24,930
		164,186
	Commercial Services & Supplies — 2.1%
725	Deluxe Corp.	10,846
1,575	Knoll, Inc.	14,207
125	Standard Parking Corp. (a)	2,418
1,675	Standard Register Co. (The)	14,957
100	Steelcase, Inc., Class A	562
		42,990

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Communications Equipment — 4.2%
850	Avocent Corp. (a)	15,224
625	Black Box Corp.	16,325
3,050	Emulex Corp. (a)	21,288
1,125	InterDigital, Inc. (a)	30,937
150	Tellabs, Inc. (a)	618
		84,392
	Computers & Peripherals — 0.8%
1,075	Imation Corp.	14,588
75	QLogic Corp. (a)	1,008
300	Rackable Systems, Inc. (a)	1,182
		16,778
	Construction & Engineering — 1.8%
525	Dycom Industries, Inc. (a)	4,316
1,325	EMCOR Group, Inc. (a)	29,719
125	KBR, Inc.	1,900
		35,935
	Construction Materials — 0.0% (g)
50	Headwaters, Inc. (a)	338
	Consumer Finance — 1.6%
425	Advance America Cash Advance Centers, Inc.	803
1,100	AmeriCredit Corp. (a)	8,404
225	Credit Acceptance Corp. (a)	3,083
1,075	Dollar Financial Corp. (a)	11,072
475	World Acceptance Corp. (a)	9,386
		32,748
	Containers & Packaging — 0.9%
350	Myers Industries, Inc.	2,800
450	Rock-Tenn Co., Class A	15,381
		18,181
	Diversified Consumer Services — 0.3%
275	Coinstar, Inc. (a)	5,365
	Diversified Telecommunication Services — 0.8%
600	Consolidated Communications Holdings, Inc.	7,128
1,075	Frontier Communications Corp.	9,395
		16,523
	Electric Utilities — 1.0%
500	El Paso Electric Co. (a)	9,045
350	Portland General Electric Co.	6,815
175	UniSource Energy Corp.	5,138
		20,998
	Electrical Equipment — 1.0%
450	Acuity Brands, Inc.	15,709
550	LSI Industries, Inc.	3,779
		19,488
	Electronic Equipment, Instruments & Components — 2.0%
275	Benchmark Electronics, Inc. (a)	3,512
875	Coherent, Inc. (a)	19,162
1,700	Methode Electronics, Inc.	11,458
75	Mettler-Toledo International, Inc. (a)	5,055
2,350	Sanmina-SCI Corp. (a)	1,105
25	Tech Data Corp. (a)	446
		40,738
	Energy Equipment & Services — 0.7%
175	Dresser-Rand Group, Inc. (a)	3,019
825	Helix Energy Solutions Group, Inc. (a)	5,972
450	ION Geophysical Corp. (a)	1,544
125	Patterson-UTI Energy, Inc.	1,439
204	Precision Drilling Trust, (Canada)	1,712
		13,686
	Food & Staples Retailing — 1.4%
625	Nash Finch Co.	28,055
	Gas Utilities — 1.4%
750	Nicor, Inc.	26,055
50	ONEOK, Inc.	1,456
		27,511
	Health Care Equipment & Supplies — 3.2%
1,200	Invacare Corp.	18,624
450	Quidel Corp. (a)	5,882
475	Teleflex, Inc.	23,797
500	Thoratec Corp. (a)	16,245
		64,548
	Health Care Providers & Services — 4.5%
375	Landauer, Inc.	27,488
775	Magellan Health Services, Inc. (a)	30,349
775	Medcath Corp. (a)	8,091
900	Omnicare, Inc.	24,984
		90,912
	Health Care Technology — 0.3%
400	MedAssets, Inc. (a)	5,840

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 1.5%
1,700	AFC Enterprises, Inc. (a)	7,973
5,525	Denny’s Corp. (a)	10,994
650	Domino’s Pizza, Inc. (a)	3,062
675	Monarch Casino & Resort, Inc. (a)	7,864
750	O’Charley’s, Inc.	1,500
		31,393
	Household Durables — 3.5%
1,850	American Greetings Corp., Class A	14,005
400	Blyth, Inc.	3,136
100	CSS Industries, Inc.	1,774
550	Furniture Brands International, Inc.	1,216
1,375	Helen of Troy Ltd., (Bermuda) (a)	23,869
550	Jarden Corp. (a)	6,325
1,200	Leggett & Platt, Inc.	18,227
300	Standard Pacific Corp. (a)	534
250	Tempur-Pedic International, Inc.	1,773
		70,859
	Household Products — 0.2%
575	Central Garden & Pet Co., Class A (a)	3,393
	Industrial Conglomerates — 0.5%
525	Tredegar Corp.	9,545
	Insurance — 4.5%
400	Ambac Financial Group, Inc.	520
176	Argo Group International Holdings Ltd., (Bermuda) (a)	5,970
550	Aspen Insurance Holdings Ltd., (Bermuda)	13,338
75	Axis Capital Holdings Ltd., (Bermuda)	2,184
1,050	Conseco, Inc. (a)	5,439
550	Harleysville Group, Inc.	19,101
275	Navigators Group, Inc. (a)	15,100
525	Platinum Underwriters Holdings Ltd., (Bermuda)	18,942
150	ProAssurance Corp. (a)	7,917
50	RenaissanceRe Holdings Ltd., (Bermuda)	2,578
		91,089
	Internet & Catalog Retail — 0.1%
150	NutriSystem, Inc.	2,189
	Internet Software & Services — 0.9%
275	AsiaInfo Holdings, Inc., (China) (a)	3,256
200	DealerTrack Holdings, Inc. (a)	2,378
250	S1 Corp. (a)	1,973
1,600	ValueClick, Inc. (a)	10,944
		18,551
	IT Services — 1.1%
1,225	Acxiom Corp.	9,934
50	Alliance Data Systems Corp. (a)	2,327
275	CSG Systems International, Inc. (a)	4,804
475	Global Cash Access Holdings, Inc. (a)	1,055
425	Hackett Group, Inc. (The) (a)	1,241
25	Hewitt Associates, Inc., Class A (a)	710
3,200	Unisys Corp. (a)	2,720
		22,791
	Leisure Equipment & Products — 1.7%
850	Hasbro, Inc.	24,795
500	JAKKS Pacific, Inc. (a)	10,315
		35,110
	Life Sciences Tools & Services — 1.5%
75	AMAG Pharmaceuticals, Inc. (a)	2,689
375	Enzo Biochem, Inc. (a)	1,834
150	Illumina, Inc. (a)	3,908
550	Medivation, Inc. (a)	8,013
1,025	PerkinElmer, Inc.	14,257
		30,701
	Machinery — 1.6%
150	AGCO Corp. (a)	3,539
650	Nordson Corp.	20,988
550	Trimas Corp. (a)	759
550	Wabash National Corp.	2,475
100	Wabtec Corp.	3,975
		31,736
	Marine — 0.3%
1,825	Horizon Lines, Inc., Class A	6,369
	Media — 0.5%
1,875	Charter Communications, Inc., Class A (a)	153
850	Cumulus Media, Inc., Class A (a)	2,117
2,650	Sinclair Broadcast Group, Inc., Class A	8,215
		10,485
	Metals & Mining — 0.7%
1,250	Worthington Industries, Inc.	13,775
	Multiline Retail — 0.9%
1,300	Big Lots, Inc. (a)	18,837
	Multi-Utilities — 1.4%
25	Alliant Energy Corp.	730
1,075	NorthWestern Corp.	25,230
150	PNM Resources, Inc.	1,512
75	TECO Energy, Inc.	926
		28,398

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 3.1%
50	APCO Argentina, Inc.	1,332
200	Brigham Exploration Co. (a)	640
25	Clayton Williams Energy, Inc. (a)	1,136
2,250	Endeavour International Corp. (a)	1,125
2,125	Energy Partners, Ltd. (a)	2,869
450	Frontier Oil Corp.	5,683
175	Frontline Ltd., (Bermuda)	5,182
300	Mariner Energy, Inc. (a)	3,060
4,800	Meridian Resource Corp. (a)	2,736
25	PrimeEnergy Corp. (a)	1,299
175	Rosetta Resources, Inc. (a)	1,239
750	Stone Energy Corp. (a)	8,264
225	Swift Energy Co. (a)	3,782
150	Tesoro Corp.	1,976
175	Toreador Resources Corp. (a)	961
2,550	VAALCO Energy, Inc. (a)	18,971
75	W&T Offshore, Inc.	1,074
125	Westmoreland Coal Co. (a)	1,388
		62,717
	Paper & Forest Products — 0.2%
1,125	Buckeye Technologies, Inc. (a)	4,095
	Personal Products — 1.1%
500	Herbalife Ltd., (Cayman Islands)	10,840
200	NBTY, Inc. (a)	3,130
850	Prestige Brands Holdings, Inc. (a)	8,968
		22,938
	Pharmaceuticals — 2.2%
575	Cardiome Pharma Corp., (Canada) (a)	2,616
300	Cypress Bioscience, Inc. (a)	2,052
200	Perrigo Co.	6,462
825	ULURU, Inc. (a)	231
1,650	ViroPharma, Inc. (a)	21,483
300	Watson Pharmaceuticals, Inc. (a)	7,971
150	XenoPort, Inc. (a)	3,762
		44,577
	Professional Services — 0.4%
200	Administaff, Inc.	4,336
225	COMSYS IT Partners, Inc. (a)	504
400	Kforce, Inc. (a)	3,072
		7,912
	Real Estate Investment Trusts (REITs) — 5.2%
1,625	Anthracite Capital, Inc.	3,624
650	Anworth Mortgage Asset Corp.	4,180
1,200	DCT Industrial Trust, Inc.	6,072
150	Home Properties, Inc.	6,090
575	Hospitality Properties Trust	8,550
1,725	Lexington Realty Trust	8,625
1,000	LTC Properties, Inc.	20,279
2,525	MFA Financial, Inc.	14,872
50	Mid-America Apartment Communities, Inc.	1,858
225	Pennsylvania Real Estate Investment Trust	1,676
200	PS Business Parks, Inc.	8,932
1,225	Ramco-Gershenson Properties Trust	7,571
750	Strategic Hotels & Resorts, Inc.	1,260
1,625	Sunstone Hotel Investors, Inc.	10,059
100	Taubman Centers, Inc.	2,546
		106,194
	Road & Rail — 0.3%
200	Con-way, Inc.	5,320
400	YRC Worldwide, Inc. (a)	1,148
		6,468
	Semiconductors & Semiconductor Equipment — 3.2%
425	Amkor Technology, Inc. (a)	927
300	Atmel Corp. (a)	939
275	Brooks Automation, Inc. (a)	1,598
2,750	Cirrus Logic, Inc. (a)	7,370
425	Cymer, Inc. (a)	9,312
425	Integrated Device Technology, Inc. (a)	2,384
5,575	LSI Corp. (a)	18,341
1,600	Micrel, Inc.	11,695
75	Novellus Systems, Inc. (a)	926
225	Semtech Corp. (a)	2,536
425	Silicon Image, Inc. (a)	1,785
1,500	Silicon Storage Technology, Inc. (a)	3,435
250	Ultratech, Inc. (a)	2,990
200	Zoran Corp. (a)	1,366
		65,604
	Software — 6.7%
3,000	Aspen Technology, Inc. (a)	21,300
125	Compuware Corp. (a)	844
1,437	EPIQ Systems, Inc. (a)	24,012
100	Fair Isaac Corp.	1,686
125	JDA Software Group, Inc. (a)	1,641
200	Magma Design Automation, Inc. (a)	204
200	MicroStrategy, Inc., Class A (a)	7,426
1,700	Net 1 UEPS Technologies, Inc., (South Africa) (a)	23,290
300	Pegasystems, Inc.	3,708

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — 6.7% Continued
75	SPSS, Inc. (a)	2,022
975	Sybase, Inc. (a)	24,150
1,175	Synopsys, Inc. (a)	21,761
175	TIBCO Software, Inc. (a)	908
225	Wind River Systems, Inc. (a)	2,032
		134,984
	Specialty Retail — 2.4%
225	Advance Auto Parts, Inc.	7,571
150	Barnes & Noble, Inc.	2,250
875	Build-A-Bear Workshop, Inc. (a)	4,253
1,175	Cache, Inc. (a)	2,374
725	Collective Brands, Inc. (a)	8,497
2,150	Finish Line, Inc. (The), Class A	12,039
1,025	Midas, Inc. (a)	10,752
		47,736
	Textiles, Apparel & Luxury Goods — 0.1%
175	Timberland Co., Class A (a)	2,021
	Thrifts & Mortgage Finance — 0.1%
225	Ocwen Financial Corp. (a)	2,066
	Tobacco — 0.5%
3,775	Alliance One International, Inc. (a)	11,099
	Trading Companies & Distributors — 0.8%
875	WESCO International, Inc. (a)	16,826
	Wireless Telecommunication Services — 0.7%
1,600	Centennial Communications Corp. (a)	12,896
150	USA Mobility, Inc. (a)	1,736
		14,632
	Total Common Stocks (Cost $3,008,775)	1,992,732
PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.8%
15,000	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $15,324)	15,372
	Total Long-Term Investments (Cost $3,024,099)	2,008,104
SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
58,804	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m) (Cost $58,804)	58,804
	Total Investments — 101.9% (Cost $3,082,903)	2,066,908
	Liabilities in Excess of Other Assets — (1.9)%	(37,969)
	NET ASSETS — 100.0%	$2,028,939

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-Mini Russell 2000	03/20/09	$49,370	$2,833

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2008

Small Cap Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$2,008,104
Investments in affiliates, at value	58,804
Total investment securities, at value	2,066,908
Receivables:
Investment securities sold	815
Portfolio shares sold	13
Interest and dividends	5,651
Due from Advisor	1,198
Variation margin on futures contracts	1,010
Total Assets	2,075,595

LIABILITIES:
Payables:
Due to custodian	18,722
Investment securities purchased	245
Portfolio shares redeemed	33
Accrued liabilities:
Distribution fees	402
Custodian and accounting fees	2,008
Trustees’ and Chief Compliance Officer’s fees	15
Other	25,231
Total Liabilities	46,656
Net Assets	$2,028,939

NET ASSETS:
Paid in capital	$3,520,534
Accumulated undistributed (distributions in excess of) net investment income	14,232
Accumulated net realized gains (losses)	(492,665)
Net unrealized appreciation (depreciation)	(1,013,162)
Total Net Assets	$2,028,939

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	244,029
Net asset value, offering and redemption price per share	$8.31

Cost of investments in non-affiliates	$3,024,099
Cost of investments in affiliates	58,804

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   9

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

Small Cap Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$46,035
Dividend income from affiliates (a)	2,758
Interest income from non-affiliates	10
Total investment income	48,803

EXPENSES:
Investment advisory fees	17,157
Administration fees	2,719
Distribution fees	6,599
Custodian and accounting fees	24,776
Professional fees	33,374
Trustees’ and Chief Compliance Officer’s fees	29
Printing and mailing costs	343
Transfer agent fees	3,921
Other	4,273
Total expenses	93,191
Less amounts waived	(19,876)
Less expense reimbursements	(39,529)
Net expenses	33,786
Net investment income (loss)	15,017

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(492,517)
Futures	6,570
Net realized gain (loss)	(485,947)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(576,492)
Futures	2,833
Net unrealized appreciation (depreciation)	(573,659)
Net realized/unrealized gains (losses)	(1,059,606)
Change in net assets resulting from operations	$(1,044,589)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Cap Equity Portfolio
	Year Ended 12/31/2008	Year Ended 12/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,017	$12,602
Net realized gain (loss)	(485,947)	422,587
Change in net unrealized appreciation (depreciation)	(573,659)	(630,054)
Change in net assets resulting from operations	(1,044,589)	(194,865)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(665)	(19,319)
From net realized gains	(19,828)	(422,618)
Total distributions to shareholders	(20,493)	(441,937)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	54,953	—
Dividends and distributions reinvested	20,493	441,937
Cost of shares redeemed	(445)	—
Change in net assets from capital transactions	75,001	441,937

NET ASSETS:
Change in net assets	(990,081)	(194,865)
Beginning of period	3,019,020	3,213,885
End of period	$2,028,939	$3,019,020
Accumulated undistributed (distributions in excess of) net investment income	$14,232	$(10)

SHARE TRANSACTIONS:
Issued	5,372	—
Reinvested	2,575	35,261
Redeemed	(50)	—
Change in shares	7,897	35,261

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 2

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Equity Portfolio
Year Ended December 31, 2008	$12.79	$0.06	$(4.46)	$(4.40)	$— (f)	$(0.08)	$(0.08)
Year Ended December 31, 2007	16.00	0.05	(1.08)	(1.03)	(0.08)	(2.10)	(2.18)
September 15, 2006 (e) through December 31, 2006	15.00	0.01	1.06	1.07	(0.03)	(0.04)	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Amount rounds to less than $0.01.

(g)	Incurred a gain from an investment transaction error. Without this gain, the total return would have been 6.93%.

(h)	Due to the size of net assets and fixed expenses, rates may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$8.31	(34.33)%	$2,029	1.28%	0.57%	3.53%		56%
12.79	(6.03)	3,019	1.28	0.38	4.04		153
16.00	7.13 (g)	3,214	1.28	0.20	6.52	(h)	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Small Cap Equity Portfolio	Class 2

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Portfolio adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Portfolio’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$2,051,536	$2,833	$—
Level 2 — Other significant observable inputs	15,372	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$2,066,908	$2,833	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Portfolio may enter into futures contracts as substitutes for securities in which the Portfolio can invest. The Portfolio may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2008, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolio has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns since inception remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(110)	$110

The reclassifications for the Portfolio relate primarily to non-taxable special dividends.

G.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a portfolio’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $44.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2008, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.28% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2008. The expense limitation percentage above is in place until at least April 30, 2009.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

For the year ended December 31, 2008, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Contractual waivers
Investment Advisory	Administration	Total	Contractual Reimbursement
$17,157	$2,719	$19,876	$39,529

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2008, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2008, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,512,702	$1,459,413

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,129,160	$76,090	$1,138,342	$(1,062,252)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$19,840	$653	$20,493

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$440,046	$1,891	$441,937

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008 (continued)

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$14,247	$(191,742)	$(1,062,252)

The cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

As of December 31, 2008, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	Total
$191,742	$191,742

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009 post-October capital losses of $251,830.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Most of the Portfolio’s shares are currently held by the Advisor. In addition, going forward the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Small Cap Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Small Cap Equity Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2009

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   19

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	139	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	139	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	139	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	139	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	139	Director, Center for Deaf and Hard of Hearing.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	139	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	139	Trustee, Stratton Mountain School (2001–present).

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	139	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	139	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	139	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	139	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	139
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   21

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio
Small Cap Equity Portfolio
Actual	$1,000.00	$657.20	$5.33	1.28%
Hypothetical	1,000.00	1,018.70	6.50	1.28

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds, including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of the Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to- day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the JPMorgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered performance data since inception in a report prepared by Management and relative expense information for the Portfolio in a report prepared by Lipper. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Trustees reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted the Portfolio’s performance was in the fifth quintile for the one year period. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance. The Trustees requested the Portfolio’s Advisor to review the Portfolio with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Small Cap Equity Portfolio’s net advisory fee was in the first quintile and the actual total expenses were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008.

Dividends Received Deductions (DRD)

12.32% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2008.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $653 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2008.

DECEMBER 31, 2008        JPMORGAN INSURANCE TRUST   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. December 2008.	AN-JPMITSCEP-1208

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2008 – $469,830

2007 – $513,800

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2008 – $18,890,000

2007 – $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2008 – $71,640

2007 – $71,520

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2008 and 2007.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2008 – Not applicable

2007 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of

Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.0%

2007 – 0.0%

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-

CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 5, 2009

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 5, 2009